Exhibit 4.4

EXECUTION COPY

AMENDED AND RESTATED ILLIQUID ASSETS BACK-UP

FACILITY AGREEMENT

13 NOVEMBER 2012

Between

ING GROEP N.V.

and

ING BANK N.V.

and

STAAT DER NEDERLANDEN

THIS AMENDED AND RESTATED ILLIQUID ASSETS BACK UP FACILITY AGREEMENT, originally entered into in seven separate agreements on 31 March 2009, each as amended on 26 November 2010, and in the case of the illiquid assets back-up facility agreement with respect to ING Bank, fsb, as further amended and restated on 17 February 2012, is dated 13 November 2012 and is made

BETWEEN:

(1)	ING GROEP N.V., a company organised under the laws of the Netherlands, whose corporate seat is at Amsterdam (ING Groep);

(2)	ING BANK N.V., a company organised under the laws of the Netherlands, whose corporate seat is at Amsterdam (ING Bank); and

(3)	STAAT DER NEDERLANDEN (the State).

WHEREAS:

(A)	One of the purposes for the amendments and restatements in this Agreement is to lay down the provisions of the Facilities Agreements in one agreement.

(B)	The Parties furthermore intend to incorporate in this Agreement the separate payment obligations of the parties under the payment agreement between ING Groep and the State, dated 24 October 2009, as amended on 26 November 2010, and 16 February 2012 (the Payment Agreement).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

2012 Deed of Disclosed Pledge means the Dutch law governed disclosed deed of pledge over the Pledged Assets dated on or prior to the Universal Completion Date granted by ING Bank in favour of the State.

Acceleration Event has the meaning given thereto in Clause 12.3 (Acceleration).

Account Control Agreements means:

(a)	the account control agreement between the Bank of New York Mellon, ING Bank and the State dated 16 February 2012; and

(b)	the account control agreement between the Bank of New York Mellon, ING Bank and the State to be dated on or around the Universal Completion Date.

Aggregate Guaranteed Value means, as of the Cut-off Date, USD 27,848,868,747, which shall be reduced by (a) the aggregate amount of all State Instalment Amounts and (b) prepayments paid by the State, and (c) the aggregate of the Principal Amount Outstanding Registered Bonds and (d) the aggregate of amounts not paid when due by ING Bank pursuant to Clause 5.1(d).

Amended and Restated Agency Agreement means the amended and restated agency agreement to be dated on or about the Universal Completion Date between the State and Citibank, N.A., London branch in respect of the Registered Bonds which amends and restates an agency agreement dated 16 February 2012 between the parties.

Amendments Effective Time has the meaning given thereto in Clause 2 (Conditions Precedent).

Asset Documentation means, with respect to any Security, the indenture, trust agreement, fiscal agency agreement or other instrument under which such Security was issued, and all guaranties, security agreements, waivers, amendments, modifications, supplements, forbearances, intercreditor agreements, subordination agreements and all other agreements, documents or instruments executed and delivered in connection therewith.

Break Costs means, with respect to a Prepayment Amount, the sum of all the Lost Funding Fee Amounts in relation to such Prepayment Amount, in each case discounted back to the relevant Prepayment Date using the relevant discount factor derived from the US Treasury interest rates prevalent in the market on the Prepayment Date, and using market-standard interest rate interpolation and discount factor calculation techniques.

Business Day means a day that is a New York Business Day and a Dutch Business Day.

Calculation Day has the meaning attributed thereto in Clause 4.3(b).

Closing Date means 31 March 2009.

Completion Date means 17 February 2012.

Corresponding US Co Securities means for each set of Securities having the same CUSIP number, a set of US Co Securities having the same CUSIP number as that set of Securities, provided that the relevant set of US Co Securities is not larger than or equal to 25% of the corresponding set of Securities.

Current Par Value of a Security means, on any date, the principal amount, par value or stated or nominal amount of such Security as of its date of issuance multiplied by the current relevant bond factor, published by Bloomberg and as calculated by the relevant custodian holding the Security, as applicable to such Security at such date.

Custody Agreement means the custody agreement between ING Bank and Bank of New York Mellon dated 16 January 2012.

Cut-off Date means 26 January 2009.

Day Count Fraction means (a) with respect to Clause 4.3(c)(i) (Funding Fee), on the basis of a 360-day year consisting of twelve (12) 30-day months, (b) with respect to the Interest Amount or payments due pursuant to Clause 8.3 (Interest on overdue amounts), on the basis of a 360-day year and the actual number of days elapsed in the period with respect to which the payment is being made, and (c) with respect to Clause 4.3(c)(ii) (Funding Fee), on the basis of a 360-day year and the actual number of days elapsed in the period with respect to which the payment is being made.

Default means:

(a)	an Event of Default; or

(b)	a Potential Event of Default.

Description of Securities means the description of certain features of the Securities attached hereto as Schedule 2 (Description of Securities).

Designated Securities Pool means all Securities collectively.

Disruption Event means:

(a)	a material disruption to the payment or communications systems or to the financial markets which are required to operate in order for payments to be made (or other transactions to be carried out) in connection with the transactions contemplated by this Agreement, which is not caused by, and is beyond the control of, ING Bank; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of any ING Party preventing it from performing its payment obligations under this Agreement and which is not caused by, and is beyond the control of, any ING Party.

Divestment means, in respect of a Security, any sale, assignment, or transfer of such Security pursuant to Clause 3.3 (Divestments).

Dutch Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in Amsterdam.

Effective Federal Funds Rate means for any date, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates set by the Federal Reserve Bank of New York on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding New York Business Day in the Wall Street Journal (Eastern Edition), or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Parties from three federal funds brokers of recognized standing selected by the Parties. For a day that is not a New York Business Day, the Effective Federal Funds Rate shall be the rate applicable to federal funds transactions on the immediately preceding day for which such rate is reported.

Encumbrance means any lien, pledge, charge, claim, encumbrance, security interest, participation interest, option, mortgage, easement, or other restriction or third party right of any kind other than Permitted Encumbrances.

Event of Default means an event or circumstance specified as such in Clause 12.1 (Events of Default).

Facility Agreement means an illiquid asset back-up facility agreement between, amongst others, ING Support Holding B.V. and the State with respect to a US Company, dated 31 March 2009, as amended on 26 November 2010, and, in the case of the illiquid assets back-up facility agreement with respect to ING Bank, fsb, as transferred by a transfer of contractual relationship from ING Support Holding to ING Bank N.V. on 17 February 2012, after which it was further amended and restated on that same date (but, for the avoidance of doubt, not as amended on or about the date of this Agreement), and the Facility Agreements means collectively all the Facility Agreements.

Fair Market Value is the value determined in accordance with Clause 12.4 (Determination and payment of the Fair Market Value).

Final ING Payment Date means the date that falls ten (10) Business Days after the earliest to occur of (a) all outstanding amounts due and payable in respect of the Securities are received from the Obligors, (b) ING Bank having no further claim against the Obligors in respect of the Securities and (c) all of the Securities shall have been divested pursuant to Clause 3.3 (Divestments).

Final Maturity Date means the final maturity date of a Registered Bond.

Financing Arrangement means an arrangement as described in Clause 4.6(f).

Financial Guarantee means the financial guarantee agreement between the State and ING Groep dated 17 February 2012.

Fixed Rate Day Count Fraction means 30/360.

Fixed Rate Securities means the Securities carrying a fixed interest rate on the Cut-off Date, as referred to in Schedule 2 (Description of Securities).

Fixed Rate Securities Guaranteed Value means, on any day, the Aggregate Guaranteed Value without taking into account any of the reductions under and including (a) up to and including (d) in such definition of Aggregate Guaranteed Value relating to the Fixed Rate Securities at the Cut-off Date minus (a) the portion of each State Instalment Amount and each Prepayment Amount paid by the State pursuant to Clause 4.1 (Payment of Aggregate Guaranteed Value) or Clause 4.2 (Prepayment and Break Costs) and allocated to the Fixed Rate Securities Guaranteed Value pursuant to Clause 4.1(c) or Clause 4.2(d), as the case may be, up to (but excluding) such date, and (b) the aggregate Principal Amount Outstanding of the IABF Fixed Rate Bonds at such date and (c) the aggregate of amounts not paid when due by ING Bank pursuant to Clause 5.1(d), in respect of IABF Fixed Rate Bonds that have matured.

Floating Rate Day Count Fraction means actual/360 (ICMA).

Floating Rate Securities means each Security carrying a floating interest rate on the Cut-off Date as referred to in Schedule 2 (Description of Securities).

Floating Rate Securities Guaranteed Value means, on any day, the Aggregate Guaranteed Value without taking into account any of the reductions under and including items (a) up to and including (d) in such definition of Aggregate Guaranteed Value relating to the Floating Rate Securities at the Cut-off Date minus (a) the portion of each State Instalment Amount and each Prepayment Amount paid by the State pursuant to Clause 4.1 (Payment of Aggregate Guaranteed Value) or Clause 4.2 (Prepayment and Break Costs) and allocated to the Floating Rate Securities Guaranteed Value pursuant to Clause 4.1(d) or Clause 4.2(d), as the case may be, up to (but excluding) such date, and (b) the aggregate Principal Amount Outstanding of the IABF Floating Rate Bonds at such date and (c) the aggregate of amounts not paid when due by ING Bank pursuant to Clause 5.1(d) in respect of IABF Floating Rate Bonds that have matured.

Funding Fee has the meaning given thereto in Clause 4.3 (Funding Fee).

Funding Fee Calculation has the meaning given thereto in Clause 4.9.

Funding Fee Calculation Agent has the meaning given thereto in Clause 4.9.

Further Issue IABF Fixed Rate Bonds has the meaning attributed thereto in Clause 4.6(c).

Further Issue IABF Floating Rate Bonds has the meaning attributed thereto in Clause 4.6(c).

Further Issue Registered Bonds means the Further Issue IABF Fixed Rate Bonds and the Further Issue IABF Floating Rate Bonds.

GAAP means generally accepted accounting principles in the jurisdiction of incorporation of ING Bank including IFRS.

Group means ING Groep and its Subsidiaries.

Guarantee Agreement means the financial guarantee agreement between the State and ING Groep, dated 17 February 2012 (originally named Financial Guarantee), as amended and restated on or about the Universal Completion Date.

Guarantee Fee has the meaning given thereto in Clause 5.2 (Guarantee Fees).

IABF Agreement means this Agreement.

IABF Fixed Rate Bonds means the Original IABF Fixed Rate Bonds and the Further Issue IABF Fixed Rate Bonds.

IABF Floating Rate Bonds means the Original IABF Floating Rate Bonds and the Further Issue IABF Floating Rate Bonds.

IFRS means international accounting standards within the meaning of the IAS Regulation 1606/2002.

IFRS Fair Market Value means the fair market value of the Securities on any date, as determined in accordance with Clause 12.4 using the IAS 39R Available for Sale Securities valuation methodology.

ING Calculation Period means, in respect of an ING Payment Date, the calendar month immediately preceding such ING Payment Date, provided that the first ING Calculation Period commences on and includes the Cut-off Date and ends on but excludes the last day of the calendar month that precedes the first ING Payment Date.

ING Party means each of ING Bank and ING Groep.

ING Payment Announcement Date means the date one Business Day prior to the State Instalment Announcement Date.

ING Payment Date means, 15 April 2009, being the first Business Day falling after the first State Instalment Announcement Date under this Agreement, and thereafter, the first Business Day falling after each subsequent State Instalment Announcement Date.

ING Support Holding means ING Support Holding B.V.

Interest Amount means, on any given date, the product of (a) the State Entitlement as at 5.00 p.m. in respect of the relevant day; (b) the Effective Federal Funds Rate for such day and (c) the Day Count Fraction.

London Banking Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London.

Lost Funding Fee Amount means, in relation to a Prepayment Amount and a future State Payment Date, the product of:

(a)	the Rate Differential in relation to the Prepayment Amount for such State Payment Date;

(b)	the Outstanding Prepayment Amount for such State Payment Date; and

(c)	(i) in the case of a Prepayment Amount in relation to the Fixed Rate Securities Guaranteed Value, one twelfth (1/12); and (ii) in the case of a Prepayment Amount in relation to the Floating Rate Securities Guaranteed Value, the number of days from (and including) the State Payment Date immediately prior to such State Payment Date to (but excluding) such State Payment Date divided by 360.

Management Fee has the meaning given thereto in Clause 4.4 (Management Fee).

Material Adverse Effect means a material adverse effect on:

(a)	the ability of an ING Party to perform its obligations under any Transaction Document or to consummate the transactions contemplated thereby;

(b)	the validity or enforceability of any Transaction Document; or

(c)	any right or remedy of the State in respect of a Transaction Document.

Maximum Remaining Fixed Rate Guaranteed Value means, on any State Payment Date in respect of the Fixed Securities Guaranteed Value, the maximum amount indicated in Schedule 3 as applying to such State Payment Date (Fixed Rate Minimum and Maximum Guaranteed Values) minus the sum of (a) the amount of the then outstanding IABF Fixed Rate Bonds and (b) the aggregate unpaid amounts under Clause 5.1(d) in respect of IABF Fixed Rate Bonds that have matured.

Maximum Remaining Floating Rate Guaranteed Value means, on any State Payment Date in respect of the Floating Rate Securities Guaranteed Value, the maximum amount indicated in Schedule 4 as applying to such State Payment Date (Floating Rate Minimum and Maximum Guaranteed Values) minus the sum of (a) the amount of the then outstanding IABF Floating Rate Bonds and (b) the aggregate unpaid amounts under Clause 5.1(d) in respect of IABF Floating Rate Bonds that have matured.

Minimum Remaining Fixed Rate Guaranteed Value means, on any State Payment Date in respect of the Fixed Securities Guaranteed Value, the minimum amount indicated in Schedule 3 as applying to such State Payment Date (Fixed Rate Minimum and Maximum Guaranteed Values) minus the sum of (a) the amount of the then outstanding IABF Fixed Rate Bonds and (b) the aggregate unpaid amounts under Clause 5.1(d) in respect of IABF Fixed Rate Bonds that have matured.

Minimum Remaining Floating Rate Guaranteed Value means, on any State Payment Date in respect of the Floating Rate Securities Guaranteed Value, the minimum amount indicated in Schedule 4 as applying to such State Payment Date (Floating Rate Minimum and Maximum Guaranteed Values) minus the sum of (a) the amount of the then outstanding IABF Floating Rate Bonds and (b) the aggregate unpaid amounts under Clause 5.1(d) in respect of IABF Floating Rate Bonds that have matured.

New York Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in New York.

Obligor means, in respect of a Security, the issuer of such Security as well as any other parties referred to in Schedule 2 (Description of Securities) in respect of such Security and other parties who have any payment obligations towards the holder of such Securities under the Asset Documentation. For the avoidance of doubt the term Obligor shall not include any hedging or (re)insurance except to the extent such (re)insurance benefits all holders of any such security counterparties of an ING Party.

Operating Committee has the meaning given thereto in Clause 3.2.

Original IABF Fixed Rate Bonds means the registered Dutch State Fixed Rate Notes issued by the State on 21 February 2012 and initially evidenced by the global note certificates substantially in the form set out in Schedule 2 to the Amended and Restated Agency Agreement with such maturity dates and principal amounts as set out in Part 1 of Schedule 6.

Original IABF Floating Rate Bonds means the registered Dutch State Floating Rate Notes issued by the State on 21 February 2012 and initially evidenced by the global note certificates substantially in the form set out in Schedule 2 to the Amended and Restated Agency Agreement with such maturity dates and principal amounts as set out in Part 2 of Schedule 6.

Outstanding Prepayment Amount means, in relation to a Prepayment Amount and a future State Payment Date, an amount equal to the excess, if any, of

(a)	the lower of (i) the Relevant Guaranteed Value immediately prior to application of such Prepayment Amount and (ii) the Minimum Remaining Fixed Rate Guaranteed Value or the Minimum Remaining Floating Rate Guaranteed Value, as the case may be, shown in Schedule 3 and Schedule 4 respectively for the period ending on such State Payment Date;

over

(b)	the Relevant Guaranteed Value immediately after application of such Prepayment Amount.

Own means to hold legal title to the Security, whether by being the registered security holder of such Security or by holding a Securities Entitlement (as defined by the Uniform Commercial Code as implemented by the State of New York) in such Security.

Owner means ING Bank N.V.

Party means a party to this Agreement.

Permitted Encumbrance means any lien, pledge, charge, claim, encumbrance, security interest, participation interest, option, mortgage, easement or other restriction or third party right arising under or as contemplated by the Transaction Documents.

Permitted Transaction means any transaction to which the State has agreed in advance.

Pledged Assets means any and all rights (including any and all ancillary rights) of ING Bank in respect of the Securities.

Potential Event of Default means an event or circumstance which would be (with the expiry of a grace period, the passage of time, or the giving of notice or any combination of them) an Event of Default.

Prepayment Amount has the meaning given thereto in Clause 4.2 (Prepayment and Break Costs).

Prepayment Date has the meaning given thereto in Clause 4.2 (Prepayment and Break Costs).

Principal Amount Outstanding means, at any moment, in respect of each Registered Bond, the unpaid principal amount thereunder.

Rate Differential means, in relation to a Prepayment Amount and a State Payment Date, the excess of:

(a)	(i) in case of a Prepayment Amount in relation to a Fixed Rate Securities Guaranteed Value: 3%; or (ii) in case of a Prepayment Amount in relation to a Floating Rate Securities Guaranteed Value: the rate of one month USD-LIBOR projected for the one-month period ending on such State Payment Date, using the US Dollar LIBOR and swap market rates prevalent in the market on the relevant Prepayment Date, and using market-standard forward interest rate interpolation/calculation techniques;

over

(b)	the forward USD Treasury interest rate projected for the one-month period beginning on the immediately preceding State Payment Date, using the USD US Treasury interest rates prevalent in the market on the Prepayment Date, and using market-standard forward interest rate interpolation/calculation techniques.

For the avoidance of doubt, the day count convention in which this forward rate will be quoted will in each of (a) and (b) be the same, i.e. (a) in case of a Prepayment Amount in relation to a Fixed Rate Securities Guaranteed Value, 30/360; and (b) in case of a Prepayment Amount in relation to a Floating Rate Securities Guaranteed Value, Actual/360.

Registered Bonds means the IABF Floating Rate Bonds and/or the IABF Fixed Rate Bonds, or any of them.

Relevant Guaranteed Value means, in respect of Fixed Rate Securities, the Fixed Rate Securities Guaranteed Value and, in respect of Floating Rate Securities, the Floating Rate Securities Guaranteed Value.

Reset Date means (a) with regards to the first State Payment Date, the Cut-off Date, and (b) for every following State Payment Date, the date specified as such pursuant to the relevant Clause, provided that if any Reset Date described in Clause 4.3(b) would otherwise fall on a day which is not a Business Day, the relevant Reset Date for such date shall be the next following day which is a Business Day, unless such day would fall in the following calendar month, in which case the Reset Date shall be the immediately preceding day which is a Business Day.

Securities Agreement means the EUR 10,000,000,000 core tier 1 securities subscription agreement between, inter alia, ING Groep and the State and dated 11 November 2008, as the same may be amended and restated from time to time.

Security has the meaning given thereto in Clause 3.1 (Composition).

Security Documents means the 2012 Deed of Disclosed Pledge and the US Security Agreement.

Servicer means ING Investment Management Co. or such other servicer as may be appointed by ING Bank with prior consent of the State.

Servicing Agreement means the servicing agreement between ING Bank and the Servicer dated on 17 February 2012, as amended on or about the date hereof.

State Entitlement means, in respect of a Security, on any day an amount equal to the sum of:

(a)	any and all payments and distributions under such Security, including without limitation interest and coupon payments, payments in respect of the repayment of principal (in full or in part), guarantee/insurance proceeds, foreclosure proceeds and recoveries, on or prior to 5.00 p.m. on such day; plus

(b)	the proceeds received by ING Bank in respect of the Divestment of such Security net of reasonable transaction costs, on or prior to 5.00 p.m. on such day,

in each case whether received by ING Bank or a US Company, or discharged by the Obligor by way of set-off and to the extent not yet received by the State.

State Funding Fee Calculation Period has the meaning given thereto in Clause 4.3(b).

State Instalment Amount means with respect to any State Payment Date, the payment due by the State pursuant to Clause 4.1 (Payment of Aggregate Guaranteed Value).

State Instalment Announcement Date means the date one Business Day prior to the State Payment Date.

State Payment Date means 15 April 2009, being the first Business Day falling after the first State Instalment Announcement Date under this Agreement, and thereafter, the 12th calendar day of each month or, if such day is not a Business Day, the next Business Day thereafter.

Subsidiary means an entity of which a person has direct or indirect control or owns directly or indirectly more than fifty per cent. (50%) of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise.

Third Party means any person that is not a Subsidiary of ING Groep and whose financial statements are not consolidated with the financial statements of ING Groep.

Transaction Document means this Agreement, the US Security Agreement, the 2012 Deed of Disclosed Pledge, the Guarantee Agreement, the Account Control Agreements, and any other document related to the transactions contemplated by this Agreement concerning the Securities designated as such by the State and ING Bank.

Universal Completion Date means 14 November 2012, or any other date agreed between ING Groep, ING Bank and the State.

Universal Effective Time has the meaning given thereto in the 2012 universal amendment and contract transfer agreement between the State, ING Support Holding B.V., ING Bank and ING Groep, dated on or about the Universal Completion Date.

US Co Securities means the 20% of the Securities referred to in Schedule 2 of the Facility Agreements with respect to the US Companies (other than ING Bank, fsb) immediately prior to the amendment effectuated on the Universal Completion Date that are not transferred to ING Bank.

US Company means each of Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, Lion Custom Investments LLC, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Bank, fsb and ING Direct Bancorp.

US Security Agreement means the Pledge and Security Agreement dated as of 16 February 2012, as amended on or about the date hereof, between ING Bank and the State in respect of the Securities.

USD, US$ and $ means lawful money of the United States.

USD-LIBOR-BBA means the rate for a Reset Date which will be the rate for deposits in USD for a period of one month which appears on the Bloomberg field (FEDL01) as of 11.00 a.m. London time on the day that is two London Banking Days preceding that Reset Date. If such rate does not appear on the Bloomberg field (FEDL01), the rate for that Reset Date shall be determined from such financial reporting service or other information as shall be mutually acceptable to the State and the ING Parties.

Valuation Agent means a reputable independent international financial institution that is specialised in the field of valuing securities such as the Securities.

1.2	Dutch terms

In this Agreement, where it relates to a Dutch entity, a reference to:

(a)	a necessary action to authorise where applicable, includes without limitation:

(i)	any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and

(ii)	obtaining an unconditional positive advice (advies) from the competent works council(s);

(b)	a consent being provided under this Agreement requires the parties concerned to comply with the standard of reasonableness and fairness set out in article 6:248 of the Dutch Civil Code;

(c)	(i)	a winding-up, administration or dissolution (and any of those terms) means a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden);

(ii)	a moratorium includes surséance van betaling and noodregeling

(iii)	any step or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 16d of the Social Insurance Co-ordination Act of the Netherlands (Coördinatiewet Sociale Verzekeringen);

(iv)	a trustee in bankruptcy means a curator;

(v)	an administrator means a bewindvoerder and stille curator; and

(vi)	an attachment means a beslag.

1.3	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, re-enactment or replacement (however fundamental and whether or not more onerous) and amended will be construed accordingly;

(ii)	assets includes present and future properties, revenues and rights of every description;

(iii)	an authorisation includes an authorisation, consent, approval, resolution, permit, licence, exemption, filing, registration or notarisation;

(iv)	indebtedness includes any obligation (whether incurred as principal or as surety and whether present or future, actual or contingent) for the payment or repayment of money;

(v)	a person includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, fund, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

(vi)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(vii)	a currency is a reference to the lawful currency for the time being of the relevant country;

(viii)	a Default being outstanding means that it has not been remedied or waived;

(ix)	a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(x)	a Clause, a Subclause or a Schedule is a reference to a Clause or Subclause of, or a Schedule to, this Agreement;

(xi)	a Party or any other person includes its successors in title, permitted assigns and permitted transferees;

(xii)	a Transaction Document or other document or security includes (without prejudice to any prohibition on amendments) any amendment to that Transaction Document or other document or security, including any change in the purpose of, any extension for or any increase in the amount of a facility or any additional facility;

(xiii)	a Schedule includes the amended or replaced Schedule from time to time in accordance with this Agreement; and

(xiv)	a time of day is a reference to New York City time.

(b)	The headings in this Agreement do not affect its interpretation.

2.	CONDITIONS PRECEDENT

This amended and restated Agreement becomes effective (the Amendments Effective Time) upon satisfaction (or waiver) of the following conditions:

(a)	The Universal Effective Time having occurred and ING Bank having become the unencumbered and irrevocable Owner of the Securities, not subject to any retransfer obligation; and

(b)	the first ranking security right having been vested by ING Bank in favour of the State as set out in the US Security Agreement;

(c)	the 2012 Deed of Disclosed Pledge has been signed and the Debtor (as defined therein) has been notified of this 2012 Deed of Disclosed Pledge in accordance with article 3:236(2) of the Dutch Civil Code; and

(d)	satisfaction (or waiver) of the conditions precedent set out in this paragraph 2 and Schedule 1 (Conditions Precedent Documents in respect of the Amendment).

The State shall notify the ING Parties immediately upon being satisfied with the fulfilment or waiver of these conditions precedent.

3.	DESIGNATED SECURITIES POOL

3.1	Composition

(a)	The Securities are the securities that are listed or referred to in Schedule 2 (Description of Securities); provided that a security shall cease to be a “Security” if and when a Divestment has been made with respect to that Security.

(b)	As soon as reasonably possible but no later than three (3) Business Days following any Divestment, ING Bank will prepare (or cause the preparation of) a new Schedule 2 (Description of Securities) from which the relevant Divested Securities will have been removed.

3.2	Operating Committee

The State, ING Bank, and ING Groep will establish and maintain for the duration of this Agreement an operating committee (the Operating Committee) to discuss recent developments, market outlook, data and pricing in respect of the Securities. The Parties acknowledge and agree that the discussions of the Operating Committee will be for information purposes only. The State shall be responsible for making its own decisions.

ING Bank will ensure that the transfer by ING Support Holding B.V. to ING Bank on or about the Completion Date and the Universal Completion Date of its rights and obligations under the Facility Agreements, will not in any way adversely affect the functioning, composition and expertise of the Operating Committee (including but not limited to market outlook output).

After redemption of all Registered Bonds, the Operating Committee has the right to unanimously agree on an amendment of the days on which the State Instalment Announcement Date and/or the State Payment Date falls.

3.3	Divestments

(a)	The State has the right to instruct ING Bank in writing to sell, on a commercial best efforts basis, a Security at such price level as indicated by the State.

(b)	If any US federal or US State regulatory requirement (whether by way of statute or regulation or by way of an order, instruction, direction or request of any US federal or US State supervisory or other governmental authority) would prohibit, restrict, subject to consent requirements or delay or otherwise adversely affect any sale of Securities, ING Bank shall procure (bij wijze van resultaatsverbintenis) that any such prohibition, restriction, consent requirement, delay or other effect is fully complied with or removed prior to the date of such intended sale, so that each divestment as contemplated by this Clause 3.3 can be realised on the date contemplated by the State without being in any respect affected by such prohibition, restriction, consent requirement, delay or other effect. For the avoidance of doubt, any failure to so procure the removal of such prohibition, restriction, consent requirement, delay or other effect shall constitute an Event of Default regardless whether or not such failure is caused by or attributable to ING Bank or ING Groep.

(c)	ING Bank shall ensure that as long as no Divestment has been made with respect to the Securities (or any set of them), the Corresponding US Co Securities (or any set of them) will not be sold to a Third Party without the prior written consent of the State.

3.4	No ownership by the State

The State will not have any proprietary interest in the Securities as a consequence of entering into this Agreement.

3.5	Servicing/management of Securities

(a)	Each ING Party will as against the State remain responsible and liable for management/servicing of the Securities.

(b)	Where in this Agreement the Servicer is considered to undertake any obligation, it is considered to mean that each ING Party will cause the Servicer to perform such obligation.

(c)	The State acting reasonably is entitled to give instructions to each ING Party in respect of the Securities as to the exercise of rights and the performance of obligations under the Securities in case where the State in its discretion believes this is necessary to safeguard its interests under this Agreement.

(d)	Servicing of any Security may only be delegated to third parties (including any affiliates of an ING Party) with prior written consent of the State; provided that the State hereby consents to the appointment of the Servicer to service the Securities.

3.6	Restrictive covenants in respect of the Securities

(a)	The ING Parties shall not and shall ensure that the Servicer shall not without the prior written consent of the State do any of the following in respect of the Securities:

(i)	exercise or refrain from exercising any of its rights, powers and/or discretions arising under or in connection with any of the Securities where such exercise or non exercise will or may adversely affect the interests of the State in respect thereof;

(ii)	consent to any amendment of the terms and conditions of any Asset Documentation;

(iii)	grant security rights over (its interest in) Securities other than to the State;

(iv)	enter into any repurchase or securities lending transaction or facility or similar transaction or facility with any third party (belenen) in respect of any one or more of the Securities;

(v)	take any action not falling under (i) above, in respect of any one or more of the Securities which will or may adversely affect the interests of the State under this Agreement.

The State may impose any such conditions on its consent to any of the actions set out in Subclauses (i) through (v) above as it deems appropriate, in its sole and absolute discretion, including (without limitation) the requirement for an entitlement to a share of the upside received by ING Bank as a consequence of collateralising the Securities for ECB/Fed liquidity purposes.

(b)	Each ING Party shall take and shall cause the Servicer to take such action in respect of the exercise of rights and the performance of obligations, if any, with respect to any one or more of the Securities as the State may direct, acting in a commercially reasonable manner and as the State determines is necessary (in its sole and absolute discretion) to protect its interests pursuant to this Agreement.

4.	PAYMENTS BY THE STATE

4.1	Payment of Aggregate Guaranteed Value

(a)	The State will pay to ING Bank the Aggregate Guaranteed Value.

(b)	The Aggregate Guaranteed Value shall be paid on each State Payment Date in State Instalment Amounts subject to any prepayments made pursuant to Clause 4.2.

(c)	The State will inform ING Bank on each State Instalment Announcement Date of the portion of the State Instalment Amount to be applied to the Fixed Rate Securities Guaranteed Value and to the Floating Rate Securities Guaranteed Value. On the first Business Day following each State Payment Date, the State shall confirm the amounts of the Aggregate Guaranteed Value, the Fixed Rate Securities Guaranteed Value and the Floating Rate Guaranteed Value as calculated at the opening of business on that day.

(d)	The State Instalment Amount on any State Payment Date will be an amount such that the remaining unpaid balance of the Relevant Guaranteed Value is (i) not more than the Maximum Remaining Fixed Rate Guaranteed Value or Maximum Remaining Floating Rate Guaranteed Value for that State Payment Date, and (ii) not less than the Minimum Remaining Fixed Rate Guaranteed Value or Minimum Remaining Floating Rate Guaranteed Value for that State Payment Date, as the case may be.

(e)	Schedule 3 and Schedule 4 reflect the Minimum Remaining Floating Rate Guaranteed Value, Maximum Remaining Floating Rate Guaranteed Value, Minimum Remaining Fixed Rate Guaranteed Value and Maximum Remaining Fixed Rate Guaranteed Value as at the State Payment Date immediately preceding the date of this Agreement. The State is fully discharged from its payment obligations in respect of the Aggregate Guaranteed Value paid by the State up to the date of this Agreement, except that the State may be obliged to make additional payments resulting from corrections made or to be made to the payments made by the State, or to the calculations on which such payments are based.

4.2	Prepayment and Break Costs

(a)	The State may, by giving of one (1) Business Day’s notice, at its sole and absolute discretion on any Business Day (such day a Prepayment Date) make any payment to reduce the balance of the Aggregate Guaranteed Value not being a payment under Clause 4.1 (the amount of any such payment a Prepayment Amount); provided that Break Costs shall be payable by the State on such Prepayment Date in relation to that Prepayment Amount and provided further that:

(i)	the State has informed ING Bank at least one (1) Business Day prior to the Prepayment Date of the allocation between the Fixed Rate Securities Guaranteed Value and the Floating Rate Securities Guaranteed Value; and

(ii)	any payment of a Prepayment Amount must be made with the corresponding portion of the accrued Funding Fees and Management Fees on the amount prepaid from and including the immediately preceding State Payment Date until but excluding the relevant Prepayment Date. On the first Business Day following each Prepayment Date, the State shall confirm the amounts of the Aggregate Guaranteed Value, the Fixed Rate Securities Guaranteed Value and the Floating Rate Guaranteed Value as calculated at the opening of business on that day

(b)	All Prepayment Amounts and the relevant Prepayment Day will be recorded by the Parties on a prepayment ledger (the Prepayment Ledger). The Prepayment Ledger will be made to reflect the necessary adjustments to the State Instalment Amounts and any fees payable hereunder by the State after the relevant Prepayment Date (so as to avoid double-counting).

(c)	Each calculation of Break Costs (the Calculation) will be initially made by ING Bank and put forward to the State. Where the State disputes the Calculation, which dispute cannot be resolved within twenty-four (24) hours, then the parties shall forthwith jointly appoint an independent third party investment bank (the Calculation Agent) that will perform the relevant Calculation. The determination of the Calculation Agent shall be final and binding absent manifest error. The Parties shall give all reasonable cooperation to the Calculation Agent in order to permit the Calculation Agent to perform its task diligently and expediently. The reasonable fees and other costs of the Calculation Agent shall be borne by ING Bank.

(d)	For the avoidance of doubt and notwithstanding any other provision in this Agreement, no Break Costs shall be payable in case of a mutually agreed, voluntary termination of this Agreement.

4.3	Funding Fee

(a)	On each State Payment Date, the State will pay to ING Bank a Funding Fee in arrears which is due on the Closing Date, but payable (opeisbaar) in monthly instalments on each State Payment Date, provided that the State has received all payments due to it under Clauses 5 and 15.1 (which includes, for the avoidance of doubt, payments due to the State on that same State Payment Date).

(b)	Each Funding Fee is calculated in respect of a monthly period (a State Funding Fee Calculation Period) which commences on and includes the 25th calendar day of the month which falls two months prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the Business Day immediately preceding such 25th calendar day) (the Calculation Day) to but excluding the 25th calendar day of the month immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the Business Day immediately preceding such 25th calendar day).

(c)	The Funding Fee is equal to the sum of the following, whereby in each case the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate published on the fifth Business Day prior to such State Payment Date:

(i)	in respect of the Fixed Rate Securities Guaranteed Value,

(A)	in case of the first State Payment Date the sum of:

left blank intentionally

and

(B)	for each subsequent State Payment Date the sum of:

I.	an amount equal to three per cent. (3%) plus an additional margin of fifty basis points (0,5%) of the sum of

(x)	the Fixed Rate Securities Guaranteed Value as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date; plus

(y)	the aggregate Principal Amount Outstanding of the IABF Fixed Rate Bonds as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date;

calculated over the relevant State Funding Fee Calculation Period ending immediately prior to such State Payment Date, on the basis of the Day Count Fraction; plus

II.	interest over the amount calculated under (I) above at the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) from and including the last day of the relevant State Funding Fee Calculation Period to but excluding such State Payment Date, minus

III.	an amount equal to the interest due and payable on the IABF Fixed Rate Bonds on such State Payment Date;

and

(ii)	in respect of the Floating Rate Securities Guaranteed Value:

(A)	in the case of the first State Payment Date, the sum of

left blank intentionally

(B)	in the case of any subsequent State Payment Date, the sum of:

I.	a rate equal to USD-LIBOR-BBA plus an additional margin of fifty basis points (0,5%) of

(x)	the Floating Rate Securities Guaranteed Value as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date; plus

(y)	the aggregate Principal Amount Outstanding of the IABF Floating Rate Bonds as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date;

calculated over the relevant State Funding Fee Calculation Period ending immediately prior to such State Payment Date, on the basis of the Day Count Fraction; plus

II.	interest over the amount calculated under (I) above at the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) from and including the last day of the relevant State Funding Fee Calculation Period to but excluding such State Payment Date, minus

III.	an amount equal to the interest due and payable on the IABF Floating Rate Bonds on such State Payment Date;

where in case of each 4.3(c)(ii)(A) and (B) the applicable USD-LIBOR-BBA in respect of a State Funding Fee Calculation Period is set two Business Days prior to the first day of the relevant State Funding Fee Calculation Period.

(d)	In view of the intention expressed in Clause 4.7(d), should in respect of the Fixed Rate Securities Guaranteed Value or the Floating Rate Guaranteed Value the sum calculated under Clause 4.3(c)(i) or Clause 4.3(c)(ii) result in a negative number, the State Instalment Amount will be automatically reduced by way of set-off with an amount equal to the difference between such negative amount and zero.

4.4	Management Fee

(a)	The State shall pay a management fee (the Management Fee) with, according to calculations of ING Bank, a net present value of USD 444,000,000 at the Cut-off Date (discounted at three per cent. (3%) per annum).

(b)	The Management Fee is due in full on the Closing Date and will be paid to ING Bank. The Management Fee will be payable (opeisbaar) in instalments annually on the State Payment Date immediately following the 26th of January of each calendar year, except that the first instalment will be payable on the State Payment Date falling in April 2009, each time in an amount calculated in accordance with the following formula

0.25% x (the Current Par Value of the Securities as per the 26th of January immediately preceding such State Payment Date).

(c)	The instalments will be increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) over such amount calculated over the period from and including 25th January to but excluding the relevant State Payment Date, provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date.

(d)	For the avoidance of doubt, no Management Fee shall be due or become payable (i) in respect of any period after the date upon which the Fair Market Value becomes due and payable in accordance with the provisions of this Agreement, (ii) in respect of any period during which Guarantee Fees shall not be due and payable, and (iii) after the Final ING Payment Date.

4.5	Representation in respect of payment obligations

The State hereby represents to ING Bank as per the Closing Date that its payment obligations under this Agreement are direct, valid and enforceable obligations of the State, not subject to further action by the Dutch parliament.

4.6	IABF Bonds

(a)	Upon the satisfaction of the conditions precedent set out in 4.6(b) on or about the Completion Date, the State has issued to ING Bank or, subject to the prior written consent of the State, any other wholly owned affiliate of ING Bank, the Original IABF Fixed Rate Bonds and the Original IABF Floating Rate Bonds on 21 February 2012.

(b)	The issue of the Original IABF Fixed Rate Bonds and the Original IABF Floating Rate Bonds were subject to the conditions precedent that:

(i)	the Financial Guarantee had become effective; and

(ii)	the State having received satisfactory evidence that the transfer of legal title of the shares in the capital of ING Bank, fsb to Capital One Financial Corporation or a wholly owned subsidiary thereof had been completed.

(c)	The State shall issue on or as soon as practically possible, but in any case ultimately one Business Day, after the Universal Completion Date and after the Guarantee Agreement (for the avoidance of doubt, including the amendment on or about the Universal Completion Date) has become effective, to ING Bank or, subject to the prior written consent of the State, any other wholly owned affiliate of ING Bank, further series of bonds denominated in U.S. dollars, which will be fungible with the series of the Original IABF Fixed Rate Bonds (the Further Issue IABF Fixed Rate Bonds) and the Original IABF Floating Rate Bonds (the Further Issue IABF Floating Rate Bonds) (the Further Issue IABF Fixed Rate Bonds and the Further Issue IABF Floating Rate Bonds, the Further Issue Registered Bonds and each a Series of Further Issue Registered Bonds) with such maturity dates and principal amounts as set out in Part 1 and Part 2 of Schedule 6. The terms and conditions of the relevant Series of Further Issue Registered Bonds will be, upon issue, identical to the Registered Bonds of the same Series in all respects and are expressed to be consolidated and form a single Series of Registered Bonds, from the date of issue, except for the date on which such Series of Further Issue Registered Bonds are issued, interest commencement dates and/or issue prices, which will be separately disclosed prior to the issue of such Series of Further Issue Registered Bonds. When the Further Issue Registered Bonds are issued, any reference to the Registered Bonds in this Agreement will include a reference to the Further Issue Registered Bonds, unless the context requires otherwise.

(d)	The terms and conditions, form and denomination of each Registered Bond are or will be substantially in the form as set out in Schedule 5 to this Agreement.

(e)	The Registered Bonds will initially be evidenced by one or more Global Registered Bond Certificates, in the form set out in Schedule 2 to the Amended and Restated Agency Agreement, exchangeable for Definitive Registered Bond Certificates as set out in the terms and conditions.

(f)	ING Bank agrees with the State that it will not transfer any Registered Bond without prior written consent of the State other than under a Financing Arrangement (as defined below). The State hereby consents to transfers (in whole or in part) of the Registered Bonds to ING Bank or ING Groep or any other wholly owned affiliates of ING Bank. Furthermore, the State hereby consents to ING Bank or such ING entities entering into securities lending and/or repurchase (repo) arrangements (hereinafter Financing Arrangements) in respect of such Registered Bonds, (including any transfer thereof fur such purposes), with professional market parties or, after the prior written approval of the State, any other financing arrangements using the Registered Bonds as collateral.

(g)	The State shall not incur any liability towards any ING Party in case of a delay in the issue of the Registered Bonds (in whole or in part) for whatever reason other than gross negligence, fraud and wilful misconduct on the part of the State.

(h)	No ING Party shall undertake any action or omit to take any action in relation to any transaction involving the Registered Bonds (other than the initial issue thereof by the State to ING Bank) that will or may result in a violation by the State of any United States Federal or State securities laws or any other securities laws in any relevant jurisdiction.

4.7	Amendment of IABF Receivables

(a)	For the avoidance of doubt, pursuant to the definition of Fixed Rate Securities Guaranteed Value (and as consideration for the issue of the IABF Fixed Rate Bonds by the State to ING Bank), the Fixed Rate Securities Guaranteed Value shall be decreased by the sum of the Principal Amounts Outstanding at the issue dates of the IABF Fixed Rate Bonds as set out in such definition; and

(b)	For the avoidance of doubt, pursuant to the definition of the Floating Rate Securities Guaranteed Value (and as consideration for the issue of the IABF Floating Rate Bonds by the State to ING Bank) the Floating Rate Securities Guaranteed Value shall be decreased by the sum of the Principal Amounts Outstanding at the issue dates of the IABF Floating Rate Bonds, as set out in such definition; and

(c)	ING Bank will, at the request of the State, provide copies of any Financing Arrangements entered into by it or its affiliate in respect of the Registered Bonds, to the State or the auditor appointed by the State.

(d)	For the avoidance of doubt, and to ensure that there shall be no double-counting, the Parties agree that the amendment of the payment obligations of the State under this Agreement shall in no event result in indebtedness of the State towards any ING Party hereunder that exceeds, nor an in indebtedness of the State towards any ING Party hereunder that is lower than the indebtedness of the State towards the ING Parties hereunder if such amendment had not been made.

4.8	Redemption of Registered Bonds

(a)	Upon redemption of maturing Registered Bonds:

(i)	pursuant to the definition of Floating Rate Securities Guaranteed Value or Fixed Rate Securities Guaranteed Value, respectively the Floating Rate Securities Guaranteed Value (in case of maturing IABF Floating Rate Bonds) or the Fixed Rate Securities Guaranteed Value (in case of maturing IABF Fixed Rate Bonds), as applicable, shall increase with an amount equal to the relevant Principal Amounts Outstanding of the maturing Registered Bonds, as set out in such definitions; and

(ii)	pursuant to the definitions of Minimum Remaining Fixed Rate Guaranteed Value, Maximum Remaining Fixed Rate Guaranteed Value, Minimum Remaining Floating Rate Guaranteed Value and/or Maximum Remaining Floating Rate Guaranteed Value, as applicable, these values shall increase with an amount equal to the Principal Amounts Outstanding of the maturing Registered Bonds as set out in such definitions.

(b)	In case ING Bank does not or only pay part of the amount under Clause 5.1(d) when due, the parties agree for the avoidance of doubt, that pursuant to the definitions of Floating Rate Securities Guaranteed Value (in case of maturing IABF Floating Rate Bonds) or Fixed Rate Securities Guaranteed Value (in case of maturing IABF Fixed Rate Bonds) as well as Minimum Remaining Fixed Rate Guaranteed Value, Minimum Remaining Floating Rate Guaranteed Value, Maximum Remaining Fixed Rate Guaranteed Value and/or Maximum Remaining Floating Rate Guaranteed Value, these values, as applicable, shall upon redemption by the State of the relevant maturing Registered Bonds, be reduced with an amount equal to the unpaid amount. The State shall not owe any Break Costs as a result of such reduction.

4.9	Calculation of Funding Fee

Each calculation of the amount of the Funding Fee (the Funding Fee Calculation) will be initially made by the State and put forward to ING Bank on the relevant State Instalment Announcement Date. Where ING Bank disputes the Funding Fee Calculation, which dispute cannot be resolved within twenty-four (24) hours, then the Parties shall forthwith jointly appoint an independent third party investment bank (the Funding Fee Calculation Agent) that will perform the relevant Funding Fee Calculation. The determination of the Funding Fee Calculation Agent shall be final and binding absent manifest error. The Parties shall give all reasonable cooperation to the Funding Fee Calculation Agent in order to permit the Funding Fee Calculation Agent to perform its task diligently and expediently. The reasonable fees and other costs of the Funding Fee Calculation Agent shall be borne by ING Bank.

5.	PAYMENTS BY ING BANK

5.1	Payment of State Entitlement

(a)	On each ING Payment Date, no later than noon, ING Bank will pay to the State an amount equal to:

(i)	the aggregate State Entitlement for each day during the ING Calculation Period ending immediately prior to such ING Payment Date; and

(ii)	the aggregate of the Interest Amounts accrued each day on the amounts referred to in Subclause (i) above (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) to but excluding the ING Payment Date, provided that the Effective Federal Funds Rate (as used in the calculation of the Interest Amount for any given date) applicable to the period starting five Business Days prior to the relevant ING Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such ING Payment Date.

(b)	Notwithstanding anything in this Agreement to the contrary, any interest accrued on any Security up to but excluding the Cut-off Date, regardless of when such interest is paid by the Obligor, will not be required to be paid to the State and any principal payable on any Security through and including the Cut-off Date will not be required to be paid to the State.

(c)

If all or any portion of a payments and distributions under any Security received by ING Bank and paid to the State pursuant to this Clause 5.1 is legally required to be returned or disgorged by ING Bank (other than in circumstances where such obligation to return or disgorge is attributable to any failure to act, breach of contract or negligence on the part of any ING Party, or any affiliate of any

ING Party), then ING Bank shall promptly comply with such obligation and the State shall, subject to receipt of satisfactory evidence to that effect, promptly return such payment or distribution (or portion thereof) to ING Bank together with related interest and charges that ING Bank is required to pay in respect of the relevant Security, provided that no related interest or charges shall be payable by the State if and to the extent that payment thereof is attributable to any failure to act, breach of contract or negligence on the part of any ING Party or any affiliate of any ING Party.

(d)	On the Business Day prior to each State Payment Date, ING Bank will no later than 14.00 NY time pay into such bank account as indicated by the State, an amount equal to the Principal Amounts Outstanding of the Registered Bonds maturing on such State Payment Date. Any overnight interest actually received by the State from the bank concerned on the amount of such payment over the period from payment hereof up to the relevant State Payment Date by the State will be passed on by the State to ING Bank upon receipt.

5.2	Guarantee Fees

(a)	ING Bank will pay to the State a guarantee fee (the Guarantee Fee) with, according to calculations of ING Bank, a net present value of USD 977,000,000 at the Cut-off Date (discounted at three per cent. (3%) per annum).

(b)	The Guarantee Fee is due on the Closing Date, but payable (opeisbaar) annually in instalments until the earlier of 26 January 2048 or the Final ING Payment Date on the first State Payment Date immediately following the 26th of January, except that the first instalment will be payable on the State Payment Date falling in April 2009, each such instalment calculated in accordance with the following formula:

0.55% x (the Current Par Value of the Securities as per the 26th of January immediately preceding such State Payment Date).

(c)	The instalments will be increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) over such amount calculated over the period from and including 25th January to but excluding the relevant ING Payment Date, provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant ING Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such ING Payment Date.

(d)	For the avoidance of doubt, the Guarantee Fees shall not be due and payable (1) in respect of the period after the date upon which the Fair Market Value has been paid by ING Bank to the State in accordance with the provisions of this Agreement, (2) in respect of any period during which Management Fees shall not be due and payable, and (3) after the Final ING Payment Date.

(e)	If the Final ING Payment Date falls after 25 January 2048, the excess if any of (i) USD 977,000,000 (being the net present value of the Guarantee Fee as determined by ING Bank) and (ii) the net present value of all instalments in respect of the Guarantee Fee actually paid under this Clause 5.2 (discounted back to the Cut-off Date at three per cent. (3%) per annum), is due and payable.

5.3	Additional Annual Payment Obligations of ING Groep

ING Groep shall pay to the State an additional guarantee fee payable annually on the first State Payment Date immediately following the 26th of January in each year until the earlier of 26 January 2048 or the latest Final ING Payment Date, equal to an amount calculated in accordance with the following formula:

0.826% x (the Current Par Value of the Securities as per the 26th of January immediately preceding such State Payment Date))

in each case increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt applying compound interest (dagelijkse oprenting)) over such amount calculated over the period from and including 25th January to but excluding the relevant State Payment Date, provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date.

5.4	Additional Adjustment Figure

The additional 0,826% fee set out in Clause 5.3 above, which represents an additional guarantee fee, includes a 15.6 basis points adjustment (the Additional Adjustment Figure) on the Guarantee Fee relating to the period between 26 January 2009 and 26 January 2010, representing a net present value of USD 250,000,000 as per 26 January 2010.

In the event that this Agreement is prematurely terminated partially or in whole, ING Groep shall pay to the State on the third Business Day after such premature termination an amount equal to the difference between the amount of USD 250,000,000 and the sum of all amounts paid by ING Groep to the State in respect of the Additional Adjustment Figure, each of which shall have been discounted back to 26 January 2010 using the Daily Treasury Yield Curve as published by the United States Treasury Department, applicable to 26 January 2010.

5.5	Additional Monthly Payment Obligations of ING Groep

ING Groep shall pay to the State on each State Payment Date:

(i)	in respect of the Fixed Rate Securities Guaranteed Value the sum of:

(A)	an additional margin of fifty basis points (0,5%) of the sum of

I.	the Fixed Rate Securities Guaranteed Value as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date; plus

II.	the aggregate Principal Amount Outstanding of the IABF Fixed Rate Bonds as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date;

calculated over the relevant State Funding Fee Calculation Period ending immediately prior to such State Payment Date, on the basis of the Day Count Fraction; plus

(B)	interest over the amount calculated under (ii)(A) above at the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) from and including the last day of the relevant State Funding Fee Calculation Period to but excluding such State Payment Date, provided that the Effective Federal Funds Rate (as used in the calculation of the Interest Amount for any given date) applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date;

and

(ii)	in respect of the Floating Rate Securities Guaranteed Value the sum of:

(A)	an additional margin of fifty basis points (0,5%) of

I.	the Floating Rate Securities Guaranteed Value as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date; plus

II.	the aggregate Principal Amount Outstanding of the IABF Floating Rate Bonds as at the first day of the State Funding Fee Calculation Period ending immediately prior to such State Payment Date;

calculated over the relevant State Funding Fee Calculation Period ending immediately prior to such State Payment Date, on the basis of the Day Count Fraction; plus

(B)	interest over the amount calculated under (A) above at the Effective Federal Funds Rate (for the avoidance of doubt, applying compound interest (dagelijkse oprenting)) from and including the last day of the relevant State Funding Fee Calculation Period to but excluding such State Payment Date, provided that the Effective Federal Funds Rate (as used in the calculation of the Interest Amount for any given date) applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date.

5.6	Joint liability of ING Bank

ING Bank is jointly and severally liable (hoofdelijk aansprakelijk) for the performance of the obligations of ING Groep under or in connection with Clause 5.3 to Clause 5.6 of this Agreement.

5.7	Joint liability of ING Groep

(a)	ING Groep is jointly and severally liable (hoofdelijk aansprakelijk) for the performance of the obligations of ING Bank to the State under or in connection with this Agreement.

(b)	If ING Groep makes any payment to the State pursuant to its joint and several liability hereunder, and as a result of or in connection with such payment ING Groep has a recourse claim against ING Bank (a recourse claim), the Parties hereto irrevocably agree that (i) such recourse claim will be subordinated in all respects to any claims that the State has or may in the future obtain against ING Bank under or in connection with the Transaction Documents (a senior State claim), (ii) such recourse claim will not be instituted against ING Bank unless and until any senior State claims have been discharged in full to the satisfaction of the State, and (iii) such recourse claim will not be submitted in any insolvency of ING Bank in competition with or otherwise in a manner detrimental to any senior State claim, provided however that such claim may be submitted to the insolvency trustee, subject to compliance with any instructions by the State in respect thereof, if the foregoing conditions are satisfied.

5.8	Recoveries in the form of settlement or litigation proceeds

ING Bank undertakes to pay to the State any amounts received by it, a US Company or an affiliate of ING Bank as recoveries, including but not limited to recoveries from settlements or litigations, in respect of the Securities. ING Bank also undertakes to pay to the State any amounts received by it, a US Company or an affiliate of ING Bank as recoveries, including but not limited to recoveries from settlements or litigations, in respect of or any “Security” as defined in the Facility Agreements that is not a Security, provided that the amount to be paid by the State will be limited to the amount to which the State would have been entitled under the Facility Agreements. Such payments shall be made on the date of receipt of such amounts or such other date as agreed between the Parties.

6.	SECURITY

ING Bank has agreed and is pursuant to the Security Documents obliged, to grant first ranking security to the State over ING Bank’s rights in respect of the Securities. Upon request of the State based on reasonable doubt as to the validity and enforceability of the existing security over the Pledged Assets of ING Bank and after having given ING Bank the opportunity to cure defects in respect of, or perfect or create such security over the Pledged Assets), ING Bank and/or ING Groep will provide – or cause any affiliate to provide – such alternative first ranking security over such assets as the State may request to secure their respective (net) payment obligations towards the State under the Transaction Documents.

7.	REPORTING AND INFORMATION

7.1	Reporting requirements

ING Bank will provide the State with regular reports in such format, containing such data (for the avoidance of doubt, such data includes, but is not limited to, the information and data relating to and supporting the calculation of the Current Par Value per Security as of the 26th of January of each calendar year or as often as the State may reasonably request) and with such frequency as will correspond to ING’s current own internal reporting systems, provided however that ING’s reporting systems will for the purposes of this Clause be adjusted to accommodate the State’s requirements from time to time. In addition, ING Bank will provide the State with monthly reports in such format, containing such data as the State may reasonably request showing the Security Losses as defined in the Guarantee Agreement.

7.2	Investor Reports etc

(a)	ING Bank shall furnish to the State copies of all investor reports received after the Cut-off Date from or on behalf of the Obligors in respect of the Securities, as well as copies of written notifications made by or on behalf of such Obligors in respect of the Securities, it being understood and agreed that to the extent any such report is posted on a publicly accessible website, ING Banks may provide the State with a link to that website in lieu of a copy of such report.

(b)	ING Bank shall, ultimately one Business Day prior to the relevant State Instalment Date, report to the State the amount ING Bank will pay as referred to in Clause 5.1(a) and Clause 5.1(d).

7.3	Additional Information

Forthwith upon becoming aware thereof, an ING Party will inform the State of any information which will or may reasonably be expected to have a significant negative effect on the value of any one or more of the Securities or the interests of the State under this Agreement and which information is of such a nature that it would typically be sent to higher management within the ING Party. For the purposes of this Clause 7.3, the expression “higher management” means the level of any so-called Asset and Liability Committee or replacement or similar internal body at the relevant ING Party and any senior authority tasked with evaluating and/or taking decisions on such matters.

7.4	Auditor Access

Each ING Party will be obliged to grant access to auditors of the State to such books and records and procedures and to the premises where the servicing of the Securities take place as reasonably requested within three (3) Business Days of such request. The auditors of the State have the right to audit the control environment and control activities relating to the servicing of the Securities. This includes (without limitation) the right to interview management and staff and to examine records and systems.

7.5	Management Certificate and Control Environment

ING Bank will procure that the State will be provided annually with a management certificate, signed for approval by a member of the Board of Directors of ING Groep, in respect of the portfolio management, reporting and control in such form and substance as separately agreed between the Parties.

7.6	Assurance report from external auditor

ING Bank shall procure that an external auditor will annually and at the expense of ING Bank, prepare and deliver to the State an assurance report in respect of the information on the Securities and the portfolio provided to the State by ING Bank. Such assurance report shall be prepared on the basis of the format as has been agreed between the State and ING Bank for the calendar year 2009 including the materiality criteria as determined by the State, but subject to such amendments as to form, content and materiality criteria as the State may reasonably request from time to time. ING Bank shall procure that an external auditor delivers such assurance report in respect of the relevant calendar year to the State by no later than 22 February in the following year and the first such assurance report, in respect of the calendar year 2009, shall be delivered to the State by no later than 2 March 2010.

7.7	No administrative and operational changes following contract transfers by ING Support Holding

(a)	ING Bank will ensure that the contract transfers by ING Support Holding to ING Bank will have no adverse impact for the State in terms of operational processes without consent of the State. Any instructions or information required to be given by the State under this Agreement may be given to ING Bank.

(b)	The ING Parties have proposed to the State to agree to certain changes in relation to the administration and servicing of the Securities. These changes are set out in Schedule 7. The State has agreed to such changes being carried through, subject to certain conditions as set out in that Schedule 7. ING Bank covenants and agrees that such changes shall be carried out in accordance with such proposals (to the extent accepted by the State) and that such changes shall be implemented in accordance with such conditions, and ING Bank agrees to indemnify the State for any damages that the State may incur as a consequence of the implementation of such changes and any non compliance with such conditions. ING Bank agrees that external accountants Ernst & Young shall verify that controls and procedures that shall be in place upon such change in administrative and operational changes are at adequate levels reasonably acceptable to the State. Agreements to be entered into with third parties to effect such changes shall be consistent with the terms of this Agreement, including without limitation the relevant terms of Schedule 7, and with the terms of the Security Documents.

8.	PAYMENTS

8.1	Place

(a)	All payments made under this Agreement (for the avoidance of doubt, excluding those under the Registered Bonds) by the State, ING Bank or ING Group will be made directly from the relevant payor to the relevant payee.

Payments made by or on behalf of the State into the relevant account notified in writing by ING Bank and ING Groep, respectively, will be valid (bevrijdend) and the State will be fully discharged (gekweten) from the relevant payment obligation upon payment to ING Bank or ING Groep, as the case may be, into such account. Payments by or on behalf of an ING Party to the State will be valid (bevrijdend) and constitute full discharge (kwijting) from the relevant payment obligation only upon actual receipt by the State into such account held in the name of the State as designated by the State (which account will at Closing be a US Dollar account with Citi in New York, NY, USA, account number: 36916029, account name: Dutch State Treasury Agency Mortgages). If the State so directs by not less than three (3) Business Days prior written notice to ING Bank, payments made by ING Groep or ING Bank or any other person other than the State owing to the State shall not be made into the account mentioned in above but shall be made directly into such account held in the name of the State as designated by the State.

(b)	Bank accounts may be changed by any Party in writing and with not less than five (5) Business Days’ prior notice.

8.2	Taxes

(a)	With respect to the payment of any funds or other property under this Agreement, (i) the Party required to deliver such payment may withhold therefrom any tax required by law to be withheld, and such withheld amount shall be treated as having been delivered by such Party in accordance with any requirements imposed under this Agreement, and (ii) the Party withholding such tax from such payment will deliver the withheld amount to the appropriate taxing authority in a timely and proper fashion.

(b)	The Party required to deliver such payment shall use its reasonable endeavours to avoid the imposition of a withholding tax on such payment or to reduce as much as possible the imposition of a withholding tax on such payment if and to the extent permitted by applicable law.

(c)	If a withholding of tax is made in respect of any payment and the Party receiving the payment takes the view that it is entitled to a full or partial refund of such tax withheld, then the Party making the payment shall be required to provide its full assistance to the other Party with respect to its claim for a refund of the tax withheld.

(d)	The Parties agree that all fees payable under this Agreement are exclusive of and exempt from VAT.

8.3	Interest on overdue amounts

(a)	If an ING Party fails to pay any amount payable by it under this Agreement, it must immediately on demand by the State pay interest on the overdue amount from its due date up to, but not including, the date of actual payment, both before, on and after judgment.

(b)	The interest margin on an overdue amount is payable in respect of each day on which an amount due and payable by ING Bank hereunder remains outstanding, and will be equal to one per cent. (1%) per annum above the Effective Federal Funds Rate on each day on which such amount remains outstanding. For this purpose:

(i)	each day on which such amount remains outstanding shall be a Reset Date; and

(ii)	interest (if unpaid) on an overdue amount will be compounded daily up to, but not including, the date of actual payment with that overdue amount and will remain immediately due and payable.

8.4	Funds

Payments under this Agreement must be made for value on the due date at such times and in such funds as is customary at the time for the settlement of transactions in that currency in the place for payment.

8.5	Currency

(a)	Amounts payable in respect of taxes, fees, costs and expenses are payable in the currency in which they are incurred.

(b)	Each other amount payable under the Transaction Documents is payable in USD.

8.6	Business Days

Unless this Agreement provides otherwise, if a payment under the Transaction Documents is due on a day which is not a Business Day, the due date for that payment will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

8.7	Timing of payments

If this Agreement does not provide for when a particular payment is due, that payment will be due within three (3) Business Days of demand by the payee.

9.	REPRESENTATIONS AND WARRANTIES

9.1	Representations and warranties

The representations and warranties set out in this Clause 9.1 are made by each ING Party to the State and, where the representation and/or warranty is expressed to apply to any other member of the Group, ING Bank must ensure that such member of the Group ensures that such representation and/or warranty is true accurate in all respect on each day on which such representation and warranty is deemed to be repeated by ING Bank.

Unless a representation and warranty is expressed to be given at a specific date, each representation and warranty is deemed to be repeated by the ING Parties on each day from and including the Closing Date to and including the day on which all payment obligations arising from this Agreement are paid in full.

9.2	Representations – General

(a)	Status

(i)	Each of the ING Parties is duly incorporated and validly existing under the laws of the Netherlands.

(ii)	Each ING Party has the power to carry on its business as it is being conducted.

(iii)	ING Bank has the power to own its assets and carry on its business as it is being conducted.

(b)	Power and authority

Each ING Party has the power to enter into and perform, and has taken all necessary action to authorise the entry into, execution and performance of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

(c)	Authorisations

All authorisations required by each ING Party in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Transaction Documents have been obtained or effected (as appropriate) and are in full force and effect.

(d)	Due execution, legal validity

Each Transaction Document has been, or will be, duly executed, and to the extent applicable, delivered by each ING Party which is a party thereto, and constitutes a valid and binding agreement of such ING Party, enforceable against such ING Party in accordance with its terms, subject to bankruptcy, insolvency, rehabilitation, liquidation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(e)	Non-conflict

The execution, delivery and performance of the Transaction Documents to which it is a party does not, and the consummation of the transactions contemplated thereby will not, constitute or result in (i) a breach or violation of, or a default under, the governing documents of such ING Party or (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or default under, the creation or acceleration of any obligations under or the creation of an Encumbrance on any of the assets of such ING Party or another material member of the Group pursuant to any agreement, lease, license, contract, Bond, mortgage, indenture, arrangement or other obligation binding upon such ING Party or other member of the Group, except, in the case of Subclause (ii) above, for any such breach, violation, termination, default, creation or acceleration that would not have a Material Adverse Effect.

(f)	No Violation

The execution and, to the extent applicable, delivery of the Transaction Documents to which it is a party and the performance of the transactions contemplated thereby by each ING Party will not violate or result in a breach of or constitute a default under any law, statute, ordinance, rule, regulation, code, order, judgment, injunction or decree to which such party is subject, except for violations, breaches or defaults that, individually or in the aggregate that would not have a Material Adverse Effect.

(g)	No Default

No Event of Default under this Agreement has occurred and is continuing and, to the best of each ING Party’s knowledge, no status or condition exists which, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Agreement.

(h)	Litigation

No litigation, arbitration or administrative proceedings against any member of the Group has been started or, to the best of its knowledge, threatened, which have or, if adversely determined, are reasonably likely to have a Material Adverse Effect.

(i)	No Filing or Stamp Duty

In order to ensure the legality, validity, enforceability or admissibility into evidence of the Transaction Documents (excluding the US Security Agreement and the 2012 Deed of Disclosed Pledge), such Transaction Documents (excluding the US Security Agreement and the 2012 Deed of Disclosed Pledge) do not need to be filed or recorded with any court or other authority in the Netherlands or the United States, nor does any stamp or similar tax need to be paid in the Netherlands or the United States on or in respect of the Transaction Documents.

(j)	Ranking of obligations

Each ING Party’s payment obligations under the Transaction Documents shall at all times rank at least pari passu with all its other present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies or financial institutions generally.

(k)	Ranking of security

The security created pursuant to the US Security Agreement and/or the 2012 Deed of Disclosed Pledge creates a first ranking or first and sequentially lower ranking security right over the assets described therein in favour of the State.

(l)	Information Accurate

(i)	All information (other than the Description of Securities which is covered by Clause 9.3(e)) supplied by or on behalf of an ING Party to the State in connection with the Transaction Documents is true and accurate in all material respects as at its date or (if appropriate) as at the date (if any) at which it is stated to be given; and

(ii)	it has not omitted to supply any information which, if disclosed, might make the information supplied untrue or misleading in any material respect.

(m)	Securities

The Securities listed in Schedule 2 to this Agreement comprise 80% of the Securities referred to in Schedule 2 of the Facility Agreements with respect to the US Companies (other than ING Bank, fsb) and 100% of the Securities referred to in Schedule 2 of the Facility Agreement with respect to ING Bank, fsb, in each case immediately prior to the amendment effectuated on the Universal Completion Date and the Securities are and will remain to be recorded and administered in the Account as defined in the relevant Account Control Agreement subject to any divestment in accordance with this Agreement.

9.3	Representations and Warranties Securities

(a)	Ownership of the Securities

ING Bank Owns the Securities and has good and valid title to the Securities and each Security is capable of being sold and assigned without restrictions (other than pursuant to generally applicable laws on securities trading).

(b)	Absence of encumbrances

Other than a Permitted Encumbrance, the Securities are free and clear of any Encumbrances and attachments and no rights have been granted in favour of any third party with regard to the acquisition or Encumbrances in respect of the Securities.

(c)	Legal and valid obligations of Obligors

(i)	In the case of Securities that are debt securities, such Securities are legal, valid and binding obligations of the Obligors enforceable against the Obligors in accordance with their terms, and

(ii)	in the case of Securities that are not debt securities, such Securities have been validly issued and are entitled to the benefits of the trust agreement or other constituent documents under which such Securities have been issued, subject in each case to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d)	No breach of obligations by Obligors

As of the Cut-off Date, (i) no Obligor has breached any obligation binding on it in accordance with the terms and conditions of any of the Securities and (ii) no event of default has occurred with respect to any of the Securities (as defined in the relevant terms and conditions of the Securities) except such defaults or breaches that are the result of circumstances or events that constitute a credit risk within the meaning of IFRS 7, appendix A. For the avoidance of doubt, this representation shall be given as of 31 March 2009 and shall not be deemed to be repeated at any other date.

(e)	Correctness of Description of Securities

The information set forth on the Description of Securities is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such description and none of the Securities are defective so as to result in payments under the Securities not being made when due and payable as a result of circumstances or events that would not constitute a credit risk within the meaning of IFRS 7, Appendix A.

10.	COVENANTS

10.1	General

Each of ING Groep and ING Bank agrees to be bound by the covenants set out in this Clause relating to it and, where the covenant is expressed to apply to any other member of the Group, ING Groep and ING Bank must ensure that such entity performs that covenant.

10.2	Prudent investor

ING Bank will, other than when acting on instructions from the State pursuant to this Agreement or otherwise complying with obligations under this Agreement, exercise its respective rights and discretions under the Securities in the same manner as a prudent and diligent investor in the Securities acting for its own risk and account would do assuming no participation or guarantee or similar arrangement existed. Each ING Party shall ensure that ING Bank shall not take any action in relation to the Securities that is inconsistent with the provisions of this Clause 10.2.

10.3	Pari passu ranking

Each of ING Groep and ING Bank must ensure that its payment obligations under the Transaction Documents at all times rank at least pari passu with all its other present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies or financial institutions generally.

10.4	Supporting Dutch lending business

ING Groep undertakes to support the growth of the Dutch lending to corporates and consumers (including mortgages) for an amount of EUR 25 billion, on market conforming terms.

10.5	Dutch Guarantee Scheme

ING Groep will (or will cause ING Bank to) pro-actively use EUR 10 billion of the Dutch Guarantee Scheme over 2009.

10.6	Maintaining PIN payment system

ING Groep covenants that the Group will maintain the Dutch payment system PIN on its payment debit cards as long as other market participants, representing a substantial market share in the Netherlands, are still making use of this payment system.

10.7	Notification of Default and breach of representations, warranties and covenants

Each ING Party must notify the State (with a copy to the other Parties) of (a) any Default and/or (b) any breach of any representation, warranty or covenant provided under this Agreement (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless such ING Party is aware that the State has already been informed).

10.8	State Aid Requirements

If and to the extent the State is subjected to requirements (collectively: State Aid Requirements) by the European Commission (or any agency thereof) or as otherwise legally required or by virtue of the application of any applicable statute implementing Article 87 of the 1957 Treaty of Rome to amend this Agreement or to take other action with respect to the transactions contemplated by this Agreement, the parties shall convene and negotiate in good faith whether and if so how the terms of this agreement can to the satisfaction of the Parties be amended to accommodate the State Aid Requirements, provided always that:

(a)	the State shall under no circumstances be required to accept amendments which in the opinion of the State result or may result in an increased economic or legal exposure of the State under the transactions concerned; and

(b)	compliance with State Aid Requirements shall be fully for the risk and account of the ING Parties and consequently the State shall not be responsible or liable for any costs, damages, claims or losses that any of the ING Parties may incur in connection with State Aid Requirements or amendments made or actions taken as a consequence thereof.

The State undertakes not to accept or propose State Aid Requirements without prior consultation with ING Groep. ING Groep is entitled, if so permitted by the EU Commission, to participate in discussions between the State (or State Agency) and the EU Commission concerning or relating to State Aid Requirements. To the extent ING Groep is not participating in such discussions, the State will keep ING Groep fully informed thereof.

11.	GOVERNANCE

11.1	Each of the ING Parties agrees that:

(a)	the governance and remuneration clauses as set out in schedule 3 to the Securities Agreement will apply equally for the duration of this Agreement, irrespective of the duration of the Securities Agreement (and such schedule is deemed to be repeated and incorporated by reference herein);

(b)	the executive board of ING Groep shall forego all bonuses and entitlements to bonuses (including to monetary payments, options shares and other equivalent remuneration) payable in and/or calculated with reference to performance in 2009 and for all subsequent years until such time as the supervisory board of ING Groep has adopted and approved a remuneration policy in accordance with the provisions of the Securities Agreement (the New Remuneration Policy);

(c)	ING Groep will continue pro-actively to cooperate to deliver positive communication on the foregoing of bonuses (both intra-Group and externally);

(d)	any New Remuneration Policy will include objectives relating to corporate and social responsibility; and

(e)	the appointment of any new chief executive officer of the executive board of ING Groep shall not be made without the prior written approval of the State nominee (acting in its sole and absolute discretion).

11.2	Without limitation of Clause 11.1 and for the avoidance of doubt, ING Groep confirms it will cooperate with the implementation of and comply with the arrangements laid down or arising from the agreement reached between the Dutch financial sector and the Minister of Finance dated 30 March 2009 as laid down in the document “verklaring van de financiële sector en de minister van Financiën”.

12.	DEFAULT

12.1	Events of Default

(a)	The occurrence of any of the events or circumstances set out in this Clause 12.1 and notification thereof to ING Bank whilst the same is outstanding (other than 12.1(b), which does not need to still be outstanding when the notification is given) to each ING Party constitutes an Event of Default.

(b)	Non-payment

ING Bank (or another party on its behalf) or ING Groep does not pay on the due date any amount payable by it under (i) this Agreement in the manner required under this Agreement or (ii) under the Guarantee Agreement, unless the non-payment:

(i)	is caused by technical or administrative error and is remedied within three (3) Business Days of the due date; or

(ii)	is caused by a Disruption Event and is remedied within three (3) Business Days after the Disruption Event has ended.

(c)	Breach of other obligations

An ING Party does not comply with any term of the Transaction Documents (other than any term referred to in Clause 12.1(b) (Non-payment)) unless the non-compliance:

(i)	is capable of remedy; and

(ii)	is remedied within ten (10) Business Days of the earlier of the State giving notice of the failure to comply to the relevant ING Party and such ING Party becoming aware of the non-compliance.

(d)	Misrepresentation

A representation or warranty under Clause 9 (Representations and Warranties) made or deemed to be repeated by an ING Party in any Transaction Document or in any document delivered by or on behalf of an ING Party under any Transaction Document is incorrect or misleading in any material respect when made or deemed to be repeated. Provided that in the event of a representation or warranty under Subclause 9.3 being incorrect or misleading this event will constitute an Event of Default only where the State determines, in its sole and absolute discretion, that this event relates to a material number of Securities (and, for the avoidance of doubt, if this event does not relate to a material number of Securities as so determined by the State, the State may exercise its indemnity rights under Clause 17.1(c)).

(e)	Insolvency

Any of the following occurs in respect of an ING Party:

(i)	it is, or is deemed for the purposes of any applicable law to be, unable to pay its debts as they fall due or insolvent;

(ii)	it admits its inability to pay its debts as they fall due; or

(iii)	it suspends making payments on any of its debts or announces an intention to do so by reason of anticipated financial difficulties, except where such suspension is permitted by the instrument under which such debt is issued.

(f)	Insolvency proceedings

(i)	Except as provided below, any of the following occurs in respect of an ING Party:

(A)	any step is taken by its management board with a view to the suspension of payments, a moratorium or a composition, compromise, assignment or similar arrangement with any of its creditors;

(B)	a meeting of its shareholders, directors or other officers is convened for the purpose of considering any resolution for, to petition for or to file documents with a court or any registrar for, its winding-up, administration or dissolution or any such resolution is passed (provided that if a meeting of shareholders is convened by shareholders who represent no more than 0.1% of the outstanding voting shares of the entity concerned and whose motives are manifestly frivolous this will not constitute an Event of Default);

(C)	any person presents a petition, or files documents with a court or any registrar, for its winding-up, administration or dissolution;

(D)	any security interest is enforced (uitwinnen) over any of its material assets;

(E)	an order for its winding-up, administration, dissolution or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) is made;

(F)	any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its assets;

(G)	its shareholders, directors or other officers request the appointment of, or give notice of their intention to appoint, a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer (provided that if such request is made by shareholders who represent no more than 0.1% of the outstanding voting shares of the entity concerned and whose motives are manifestly frivolous this will not constitute an Event of Default); or

(H)	any other analogous step or procedure is taken in any jurisdiction.

(ii)	Paragraph (i) above does not apply to:

(A)	any step or procedure which is part of a Permitted Transaction; or

(B)	any petition for bankruptcy, insolvency, or winding-up, administration or dissolution or other occurrence as described in paragraph (i)(B) above that (I) is being contested in good faith and with due diligence or (II) is discharged or struck out within thirty days.

(g)	Effectiveness of Transaction Documents

(i)	It is or becomes unlawful for an ING Party to perform any of its obligations under the Transaction Documents to which it is a party.

(ii)	Any Transaction Document (other than the 2012 Deed of Disclosed Pledge) is not effective in accordance with its terms or is alleged by an ING Party to be ineffective in accordance with its terms for any reason.

(iii)	An ING Party disaffirms, disclaims, repudiates, rejects or rescinds a Transaction Document or evidences an intention to disaffirm, disclaim, repudiate, reject or rescind repudiate a Transaction Document.

12.2	Collecting (innen) of Pledged Assets

The State will in its capacity as security holder, have the right in its discretion to notify Bank of New York Mellon and collect (innen) and recover (verhalen) amounts under the Securities from Bank of New York Mellon in accordance with the provisions of the US Security Agreement and the 2012 Deed of Disclosed Pledge.

12.3	Acceleration

If following the occurrence of an Event of Default and notification thereof to Bank of New York Mellon, (a) the State, for whatever reason other than as a consequence of (i) a cooling-off period (afkoelingsperiode) in respect of an ING Party, or (ii) Bank of New York Mellon’s or an ING Party’s non-payment of amounts as a result of any automatic stay or injunction or action prohibiting such payments as a result of its insolvency, bankruptcy, receivership, rehabilitation, liquidation or conservatorship, (provided that such stay, injunction or action is being contested in good faith) does not receive a State Entitlement timely and/or in full when due under this Agreement or (b) the State is requested by the liquidator of ING Bank to sell the Pledged Assets (an Acceleration Event), the State will have the right, by notice to ING Bank (with a copy to ING Groep), to demand payment of the Fair Market Value from ING Bank in accordance with Clause 12.4. For the avoidance of doubt an Acceleration Event is not triggered if ING Bank does not timely pay any Guarantee Fee (including interest thereon payable pursuant to Clause 8.3).

12.4	Determination and payment of the Fair Market Value

(a)	Upon the occurrence of an Acceleration Event (other than caused by a failure by ING Bank to timely pay any Guarantee Fee (including interest thereon payable pursuant to Clause 8.3) and the State exercising its right pursuant to Clause 12.3 above, the State will cause the Fair Market Value of the Securities to be determined in accordance with the following procedure:

(i)

within ten (10) Dutch Business Days (or as soon as reasonably practicable thereafter) the State, (A) at the costs of ING Bank, will appoint three Valuation Agents and shall instruct the same to determine the IFRS Fair Market Value of the Securities within twenty (20)

Dutch Business Days of such appointment or as soon as is reasonably practicable thereafter, and (B) shall designate two of the Valuation Agents as primary Valuation Agents;

(ii)	if (A) the difference between the valuations by the primary Valuation Agents of the Fair Market Value of the Securities is ten per cent. (10%) or less, (calculated as (the difference between the valuation of the primary Valuation Agents)/(average of such valuations)) the Fair Market Value of the Securities shall be the average of such two valuations, and the third expert valuation will be disregarded; if (B) such difference is greater than ten per cent. (10%) then the Fair Market Value of the Securities should be the average between the third expert valuation and the valuation of the Valuation Agent from the other two that is the closest to the third expert valuation (if the differential is identical, the Fair Market Value of the Securities will be the average of the three).

(b)	The State will forthwith inform the ING Parties in writing of the Fair Market Value.

(c)	The Fair Market Value will be due and payable five (5) Dutch Business Days from the date of the receipt of notification referred to in Clause 12.4(b). For the avoidance of doubt, the State has the right but not the obligation to pay a Prepayment Amount on such date without prior notification.

Until the Fair Market Value has become due and payable, ING Bank remains obliged to pay the State Entitlements in accordance with Clause 5 (Payments by ING Bank) and the Fair Market Value will be reduced with amounts received by the State as State Entitlements after the date as of which the Fair Market Value was determined.

(d)	The right of the State to receive payments from ING Bank, including the Fair Market Value shall not affect the payment obligations of the State pursuant to this Agreement and shall be without prejudice to any other action and remedies afforded to the State under Dutch statutory law and this Agreement as a result of any non-payment by ING Bank when due including the statutory right to suspend payments (opschortingsrecht) or its statutory right of set off (verrekening) in respect of its own payment obligations under this Agreement.

13.	CONDITIONS TO PAYMENT

13.1	The State’s obligation to pay any amounts due and payable under this Agreement (up to an aggregate amount equal to the Fair Market Value) at a time when the Fair Market Value has become due and payable shall be subject to the condition that payment has been made by or on behalf of ING Bank to the State of the Fair Market Value.

13.2	The State’s obligation to pay the Management Fee when due and payable under this Agreement (up to an amount equal to any due and payable but unpaid Guarantee Fees) shall be subject to the condition that payment has been made by or on behalf of ING Bank of the Guarantee Fee.

14.	SET-OFF AND SUSPENSION RIGHTS

14.1	The State agrees not to use its Dutch statutory set-off rights in respect of any claim on any ING Party which the State may have which does not derive from or in connection with this Agreement The State agrees not to use its Dutch statutory set-off rights in respect of any claim on any ING Party which the State may have which derives from or in connection with this Agreement, unless:

(a)	the Fair Market Value has become due and payable; or

(b)	the State does not receive any instalment of the Guarantee Fee when due and payable in which case the State shall exercise its right of set-off to the extent such Guarantee Fee instalment has not been received.

14.2	The State is only entitled to use its suspension rights against an ING Party if the State does not receive a State Entitlement timely and/or in full when due and payable to it under this Agreement as a consequence of (a) a cooling-off period (afkoelingsperiode) in respect of ING Bank, or ING Groep, as the case may be.

15.	FUNDING BENEFIT COMPENSATION

15.1	Undertaking to pay

(a)	In connection with the issue of the Registered Bonds, ING Groep shall pay to the State an amount equal to:

(i)	on the State Payment Date immediately after the State Funding Fee Calculation Period in which the date falls on which the Registered Bonds as referred to in Clause 4.6(a) have been issued to ING Bank or any of its wholly owned affiliates (the Payment Amendment Agreement Effective Date), the sum calculated in accordance with clause 2.3(a) of the (no longer applying) Payment Agreement;

(ii)	on any subsequent State Payment Date until but excluding the State Payment Date referred to in paragraph (iii) hereafter, the sum calculated in accordance with clause 2.3(b) of the (no longer applying) Payment Agreement;

(iii)	on the State Payment Date immediately after the State Funding Fee Calculation Period in which the date falls on which the Further Issue Registered Bonds have been issued to ING Bank or any of its wholly owned affiliates (the Amended Funding Benefit Effective Date) the sum of:

(A)	I.	25 basis points (0.25%) of the Floating Rate Securities Guaranteed Value (as defined in the (no longer applying) Payment Agreement) (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day in respect of such State Payment Date, calculated over the period from and including the Calculation Day to but excluding the Amended Funding Benefit Effective Date, calculated on the basis of the Day Count Fraction; and

	lI.	25 basis points (0.25%) of the Floating Rate Securities Guaranteed Value (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day in respect of such State Payment Date, calculated over the period from and including the Amended Funding Benefit Effective Date to but excluding the 25th calendar day of the month immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day), calculated on the basis of the Day Count Fraction; and

(B)	I.	25 basis points (0.25%) of the Fixed Rate Securities Guaranteed Value (as defined in the (no longer applying) Payment Agreement) (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day in respect of such State Payment Date, calculated over the period from and including the Calculation Day to but excluding the Amended Funding Benefit Effective Date, calculated on the basis of the Day Count Fraction; and

II.	25 basis points (0.25%) of the Fixed Rate Securities Guaranteed Value (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day in respect of such State Payment Date, calculated over the period from and including the Amended Funding Benefit Effective Date to but excluding the 25th calendar day of the month immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day), calculated on the basis of the Day Count Fraction;

(iv)	and on any subsequent State Payment Date, the sum of:

(A)	25 basis points (0.25%) of the Floating Rate Securities Guaranteed Value (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day, calculated over the State Funding Fee Calculation Period, calculated on the basis of the Day Count Fraction; and

(B)	25 basis points (0.25%) of the Fixed Rate Securities Guaranteed Value (for the determination of which it is assumed no Registered Notes have been issued), on the Calculation Day, calculated over the State Funding Fee Calculation Period, calculated on the basis of the Day Count Fraction;

in each of the four cases referred to in Clause 15.1(a)(i) through (iv) (inclusive) above, increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt applying compound interest (dagelijkse oprenting)) over the relevant amount calculated over the period from and including the 25th calendar day of the month immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day) to but excluding the relevant State Payment Date, provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date;

(b)	In connection with the issue of the Registered Bonds, ING Bank shall on the State Payment Date falling in February of each year starting in 2013 pay to the State the Excess Funding Benefit Amount (as defined below) in respect of the period from and including the 25th calendar day of January in the preceding year (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day) to but excluding the 25th calendar day of January immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day), increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt applying compound interest (dagelijkse oprenting)) over such amount calculated over the period from and including the 25th calendar day of January immediately prior to the relevant State Payment Date (or if the 25th calendar day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day) to (but excluding) the relevant State Payment Date provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date;

except that the first Excess Funding Benefit Amount payable on the State Payment Date falling in February 2013 shall be calculated over the period starting and including the Payment Amendment

Agreement Effective Date up to but excluding the 25 January 2013 (or if the 25 January 2013 day is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day), increased with a gross up amount representing the Effective Federal Funds Rate (for the avoidance of doubt applying compound interest (dagelijkse oprenting)) over such amount calculated over the period from and including the 25 January 2013 (or if the 25 January is not a Business Day, the next day which is a Business Day unless it would thereby fall in the next calendar month, in which event the relevant date shall be the immediately preceding Business Day) to (but excluding) the State Payment Date falling in February 2013 provided that the Effective Federal Funds Rate applicable to the period starting five Business Days prior to the relevant State Payment Date will be the Effective Federal Funds Rate which is published on the fifth Business Day prior to such State Payment Date.

Excess Funding Benefit Amount means the amount calculated on the basis of the procedure attached hereto as Schedule 8 (as amended from time to time).

(c)	ING Groep shall procure that each yearly assurance report of an external auditor referred to in Clause 7.6 will confirm the correctness of the calculation of the Excess Funding Benefit Amount paid on the State Payment Date falling in that year.

15.2	Calculation and payment

(a)	ING Groep shall calculate all amounts contemplated in Clause 15.1 above to be paid on each State Payment Date (the Additional Amounts Calculation) and notify the State of such amount at least five Business Days prior to the relevant State Payment Date. Where the State disputes the Additional Amounts Calculation, which dispute cannot be resolved within twenty-four (24) hours, then the parties shall forthwith jointly appoint an independent third party investment bank (the Additional Amounts Calculation Agent) to perform the relevant Additional Amounts Calculation. The determination of the Additional Amounts Calculation Agent shall be final and binding absent manifest error. The Parties shall give all reasonable cooperation to the Additional Amounts Calculation Agent in order to permit the Additional Amounts Calculation Agent to perform its task diligently and expediently. The reasonable fees and other costs of the Additional Amounts Calculation Agent shall be borne by ING Groep.

(b)	ING Groep shall pay all amounts due under Clause 15.1 as early as possible, but in any event no later than noon (New York City time), on the relevant State Payment Date, to such bank account as may be specified by the State from time to time for that purpose.

16.	EVIDENCE

16.1	Accounts

Accounts maintained by the State in connection with this Agreement are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

16.2	Certificates and determinations

Any certification or determination by the State of a rate or amount under this Agreement will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

17.	INDEMNITIES

17.1	Each ING Party must fully indemnify the State and its officers, employees and agents against any claim, loss, liability, damage or cost which the State or any of its officers, employees and/or agents incurs as a consequence of:

(a)	the entering into by the State of any Transaction Document, and the exercise and performance by the State of its rights and obligations thereunder unless pursuant to the express provisions of any Transaction Document such amounts are stipulated to be borne by the State;

(b)	the occurrence of any Event of Default;

(c)	any breach of the representations and warranties under Clause 9.3 (Representations and Warranties Securities);

(d)	any failure by ING Bank to pay any amount due under this Agreement on its due date;

(e)	any violation by any ING Party of any laws or regulations applicable to it (other than the laws and regulations of the Netherlands) in the course of the implementation of this Agreement;

(f)	investigating any event which the State reasonably believes to be a Default;

(g)	acting or relying on any notice from any ING Party which the State reasonably believes to be genuine, correct and appropriately authorised; or

(h)	any State Aid Requirement;

provided that the State agrees that there shall be no indemnity for losses under this Clause 17 or under Clause 18 (Expenses) where another remedy against ING Bank is expressly provided under this Agreement.

17.2	ING Bank’s liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised by the State to fund any amount payable under this Agreement (for the avoidance of doubt other than amounts payable by the State pursuant to Clause 4 (Payments by the State)).

18.	EXPENSES

18.1	Initial costs

Within thirty (30) calendar days from the date of a demand to that effect (accompanied by documentation thereof) ING Bank must pay to the State the amount of all costs and expenses (including external advisors) incurred by it in connection with the negotiation, preparation, printing and execution of the Transaction Documents on or prior to the Closing Date.

18.2	Subsequent costs

Within thirty (30) calendar days from the date of a demand to that effect (accompanied by documentation thereof) ING Bank must pay to the State the amount of all costs and expenses (including external advisors) incurred by it in connection with:

(a)	the negotiation, preparation, printing and execution of any Transaction Document entered into after the Closing Date;

(b)	any amendment, waiver or consent requested by or on behalf of an ING Party or specifically allowed by a Transaction Document;

(c)	the costs of external advisors incurred by the State in connection with this Agreement;

(d)	the fees, costs and expenses incurred in connection with the Bonds (both the issue and ongoing fees, costs and expenses but for the avoidance of doubt other than the payment obligations under the Bonds themselves)

Each Party will notify the other Parties prior to retaining external advisors with respect to the transactions contemplated by the Transaction Documents and such advisors must be bound by appropriate confidentiality agreements.

18.3	Enforcement costs

Within thirty (30) calendar days from the date of a demand to that effect ING Bank must pay to the State the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Transaction Document.

19.	AMENDMENTS AND WAIVERS

Any term of this Agreement may be amended or waived in writing with the agreement of all Parties hereto. ING Bank shall not effectuate or consent to any amendment of a Transaction Document without prior consent of the State, such consent not to be unreasonably withheld.

ING Bank shall in good faith consult with the State before agreeing to or proposing any material changes to the Servicing Agreement or Custody Agreement and shall take into account any objections of the State before agreeing to any such change.

20.	CHANGES TO THE PARTIES

20.1	Assignments, transfers and pledges by ING Bank

The rights against the State under this Agreement may not be assigned or transferred without the prior written consent of the State, provided that, for the avoidance of doubt, ING Bank or ING Groep or any other wholly owned affiliates of ING Bank may transfer the Registered Bonds in accordance with Clause 4.6(f) hereof.

20.2	Assignments and transfers by the State

The State may at any time assign or transfer any of its rights (in whole or in part), but not its obligations, under this Agreement to any other party with the consent of the ING Parties, such consent not to be unreasonably withheld.

21.	COUNTERPARTS

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

22.	NOTICES

22.1	In writing

Any communication in connection with this Agreement must be in writing and, unless otherwise stated, may be given in person, by post, by fax or by email or other electronic communication.

22.2	Contact details

(a)	The contact details of the ING Parties for this purpose are:

Amstelveenseweg 500

Loc. IH 04.356 1081 KL Amsterdam The Netherlands

Attention:	Jan-Willem Vink, General Counsel
Email:	jan-willem.vink@ing.com
Fax:	+31 (0)-20-541-8723

(b)	The contact details of the State for this purpose are:

Staat der Nederlanden

Ministerie van Financiën

P.O Box 20201

2500 EE The Hague

The Netherlands

Attention:	Head of the Participations Department of the Ministry of Finance
Telephone:	+31 70 342 7852
Fax:	+31 70 342 7933

and

Attention:	Head Public Debt Administration
Telephone:	+31 70 342 8011
Fax:	+31 70 342 7891

(c)	Each Party may change their contact details by giving five (5) Business Days’ notice to the other Parties.

22.3	Effectiveness

(a)	Except as provided below, any communication in connection with this Agreement will be deemed to be given as follows:

(i)	if delivered in person, at the time of delivery;

(ii)	if posted, five (5) Business Days after being deposited in the post, postage prepaid, in a correctly addressed envelope;

(iii)	if by fax, when received in legible form; and

(iv)	if by email or any other electronic communication, when received in legible form.

(b)	A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

23.	LANGUAGE

23.1	Any notice given in connection with this Agreement must be in English.

23.2	Any other document provided in connection with this Agreement must be:

(a)	in English; or

(b)	(unless the State otherwise agrees) accompanied by a certified English translation. In this case, the English translation prevails unless the document is a statutory or other official document.

24.	WAIVER

(a)	Each Party (other than the State) irrevocably waives any right it may have at any time to suspend (opschorten) any obligation under this Agreement under sections 6:52, 6:262 and 6:263 of the Dutch Civil Code or any other applicable law; or

(b)	Each Party irrevocably waives any right it may have at any time to rescind this Agreement, in whole or in part, under section 6:265 of the Dutch Civil Code or any other applicable law.

25.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by Dutch law.

26.	ENFORCEMENT

26.1	Jurisdiction

(a)	The courts of Amsterdam, the Netherlands have exclusive jurisdiction to settle any dispute including a dispute relating to any non-contractual obligation arising out of or in connection with this Agreement. The ING Parties agree not to initiate any legal proceedings outside the Netherlands against the State arising out of or in connection with the Transaction Documents. The ING Parties agree that they shall not involve the State in any legal proceedings outside the Netherlands arising out of or in connection with the Transaction Documents, provided that (i) if legal proceedings are initiated outside of the Netherlands by the State itself against any ING Party such ING Party shall be entitled to act in respect of such proceedings, and (ii) if any ING Party and the State are involved in legal proceedings outside of the Netherlands initiated by a third party, such ING Party shall be entitled to act in respect of such legal proceedings, but in each case without the right to expand such proceedings beyond the actual subject matter thereof, it being understood that the exclusive jurisdiction of the courts of Amsterdam the Netherlands shall be preserved to the maximum extent possible.

(b)	The courts of Amsterdam, the Netherlands are the most appropriate and convenient courts to settle any such dispute in connection with this Agreement. ING Bank agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement. If proceedings are initiated by any Party in conformity with this Clause 26.1, including Clause 26.1(c), the State hereby waives any immunity from jurisdiction it may enjoy. In addition, if the State takes proceedings before a court outside the Netherlands, the ING Parties shall preserve the right to bring proceedings over the same subject matter or body of facts, before the courts of Amsterdam.

(c)	This Clause is for the benefit of the State only. To the extent allowed by law, the State may take:

(i)	proceedings in any other court; and

(ii)	concurrent proceedings in any number of jurisdictions.

(d)	References in this Clause to a dispute in connection with this Agreement includes any dispute as to the existence, validity or termination of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT DOCUMENTS IN RESPECT OF THE AMENDMENT

1.	Legal opinions from (i) inhouse counsel of ING US entities other than Lion Custom Investments LLC and ING Direct Bancorp, (ii) outside Delaware counsel of Lion Custom Investments LLC and ING Direct Bancorp, (iii) Sullivan & Cromwell, and (iv) NautaDutilh in form and substance satisfactory to the State.

2.	Each Transaction Document has been duly executed and, to the extent applicable, delivered by each Party thereto.

3.	Each contract transfer (contractsovername) purported pursuant to the Universal Amendment and Contract Transfer Agreement having become effective.

4.	Evidence satisfactory to the State that the Securities are standing to the credit of the accounts purported to be secured pursuant to the US Security Agreement.

5.	Evidence satisfactory to the State that the Securities purported to be secured pursuant to the US Security Agreement are subject to the pledge under the US Security Agreement.

6.	Evidence satisfactory to the State that all payments for or in relation to the IABF Receivables (as defined in the 2012 Deeds of Assignment of IABF Receivables dated on or about the date of this Agreement between ING Support Holding B.V., ING Bank N.V., the State, Stichting Derdengelden ING Support Holding and various parties as assignor) have been made to the US Companies.

7.	Evidence satisfactory to the State that The Bank of New York Mellon has been notified of the 2012 Deed of Disclosed Pledge.

8.	Evidence satisfactory to the State that proper filing of a financing statement for the 2012 Deed of Disclosed Pledge has been made in the office of the Recorder of Deeds of the District of Columbia.

SCHEDULE 2

DESCRIPTION OF SECURITIES

The list of Securities shall contain the following information per Security:

(a)	CUSIP

(b)	Deal Name

(c)	Tranche Name

(d)	Original Balance - Total

(e)	Original Balance - ING

(f)	Original Balance - Dutch State

(g)	Current Balance - Dutch State (indicative as of 5 Oct 2012)

(h)	Bond Factor at cut-off date

(i)	Cut-off value - Dutch State

(j)	90% of Cut-off value - Dutch State

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

000780PQ3	ABN03013	A6	207,487,020	124,387,020	99,509,616	—	22.56%	22,451,500	20,206,349.61

007036AH9	ARMT0401	8A1	52,705,000	52,705,000	42,164,000	513,250	1.80%	760,207	684,186.54

007036BY1	ARMT0402	7A3	205,000,000	20,000,000	16,000,000	529,002	6.82%	1,090,987	981,888.48

007036CT1	ARMT0403	2A1	167,310,000	98,000,000	78,400,000	3,588,816	6.68%	5,236,435	4,712,791.31

007036EN2	ARMT0405	1A1	78,200,000	28,200,000	22,560,000	466,130	8.10%	1,827,919	1,645,127.28

007036MR4	ARMT0507	2A1	115,500,000	115,500,000	92,400,000	13,727,983	39.46%	36,465,598	32,819,038.28

007036QE9	ARMT0508	2A2_1	61,625,000	61,625,000	49,300,000	20,201,753	60.01%	29,583,277	26,624,949.14

007036QG4	ARMT0508	3A1	75,000,000	75,000,000	60,000,000	24,278,856	61.73%	37,039,353	33,335,418.02

007036QH2	ARMT0508	3A2_1	148,300,000	48,300,000	38,640,000	16,010,809	61.73%	23,853,344	21,468,009.21

007036RZ1	ARMT0509	3A1	35,530,000	35,530,000	28,424,000	4,050,688	73.80%	20,977,855	18,880,069.34

007036TD8	ARMT0510	2A1	217,550,000	217,550,000	174,040,000	68,838,976	67.39%	117,282,141	105,553,927.20

007036VF0	ARMT0511	3A1	90,220,000	90,220,000	72,176,000	29,866,082	67.74%	48,889,072	44,000,165.05

00703AAA5	ARMT0702	1A1	154,772,000	154,772,000	123,817,600	57,206,832	86.57%	107,186,764	96,468,087.99

01852TAB9	ALLB07O1	A2	63,706,000	63,706,000	50,964,800	13,877,078	93.73%	47,767,105	42,990,394.18

02146SAB5	CWA06O14	1A2	82,048,000	57,048,000	45,638,400	22,856,646	78.87%	35,993,321	32,393,988.51

02146SAC3	CWA06O14	1A3	27,350,000	10,000,000	8,000,000	—	78.87%	6,309,304	5,678,373.60

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

02146SAD1	CWA06O14	2A1	209,625,000	15,000,000	12,000,000	5,255,210	60.01%	7,201,368	6,481,231.20

02146SAG4	CWA06O14	3A1	192,683,000	140,000,000	112,000,000	77,057,724	86.44%	96,815,673	87,134,106.02

02146SAH2	CWA06O14	3A2	48,171,000	10,000,000	8,000,000	1,160,666	86.44%	6,915,405	6,223,864.32

02146TAL1	CWA0624C	A11	147,063,000	52,063,000	41,650,400	11,762,062	60.27%	25,100,761	22,590,684.98

02146XAC2	CWA0636T	1A4	108,000,000	47,000,000	37,600,000	17,686,103	78.43%	29,490,457	26,541,411.13

02146XAS7	CWA0636T	2A1	210,817,000	63,817,000	51,053,600	20,786,678	69.75%	35,610,407	32,049,365.98

02147FAQ9	CWA0618C	A6	137,430,200	50,000,000	40,000,000	21,068,473	84.41%	33,762,165	30,385,948.32

02147PAZ7	CWA0629T	2A16	10,591,927	10,591,927	8,473,542	5,610,517	95.17%	8,064,344	7,257,909.60

02147QAV4	CWA0619C	A20	9,935,557	9,935,557	7,948,446	4,943,185	76.73%	6,098,831	5,488,948.08

02147RAF7	CWA0623C	1A6	55,000,000	20,000,000	16,000,000	5,820,521	67.41%	10,786,086	9,707,477.76

02147RAT7	CWA0623C	2A6	19,068,000	19,068,000	15,254,400	7,813,779	79.93%	12,192,278	10,973,049.84

02147WAQ2	CWA0626C	A15	5,000,000	5,000,000	4,000,000	2,142,459	84.45%	3,378,136	3,040,322.40

02147YAG0	CWA0627C	A7	151,436,000	107,076,000	85,660,800	27,989,364	62.59%	53,617,166	48,255,449.63

02148DAE0	CWA07HY3	3A1	147,344,000	55,914,000	44,731,200	24,535,022	89.41%	39,995,302	35,995,771.76

02148GAB9	CWA07OA8	1A2	63,697,000	63,697,000	50,957,600	30,723,947	87.32%	44,497,953	40,048,158.03

02148GAE3	CWA07OA8	2A2	118,928,000	67,928,000	54,342,400	30,307,007	83.89%	45,589,289	41,030,360.49

02148KAE4	CWA0640T	1A5	81,400,000	31,400,000	25,120,000	10,297,892	75.57%	18,982,884	17,084,595.46

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

02149CBC4	CWA0641C	2A12	141,130,000	140,380,000	112,304,000	51,941,204	75.15%	84,397,941	75,958,146.69

02149DAD1	CWA06H13	2A1	67,959,000	37,959,000	30,367,200	8,261,623	77.78%	23,618,294	21,256,464.21

02149DAJ8	CWA06H13	3A1	135,945,000	27,430,000	21,944,000	5,785,685	74.23%	16,288,194	14,659,374.53

02149DAN9	CWA06H13	4A1	316,754,000	80,000,000	64,000,000	30,310,199	77.20%	49,405,143	44,464,628.79

02150DAB1	CWA07OA4	A2	163,244,000	163,244,000	130,595,200	73,646,540	79.91%	104,354,469	93,919,022.14

02150KBD0	CWA07OH1	A2D	57,721,000	57,721,000	46,176,800	32,198,316	91.39%	42,202,725	37,982,452.86

02150TAB6	CWA07OA3	1A2	207,766,000	85,000,000	68,000,000	36,444,643	76.57%	52,069,732	46,862,759.17

02150TAE0	CWA07OA3	2A2	104,209,000	104,209,000	83,367,200	49,810,542	80.19%	66,853,244	60,167,919.93

02150XAA9	CWA07H8C	A1	347,546,000	100,000,000	80,000,000	46,859,447	87.07%	69,658,490	62,692,641.36

02151BAR9	CWA07022	2A1	50,000,000	50,000,000	40,000,000	25,269,353	88.30%	35,318,570	31,786,712.64

02151EAC6	CWA0723C	A3	286,450,000	30,000,000	24,000,000	13,071,954	82.93%	19,903,055	17,912,749.69

02151EAR3	CWA0723C	A7	230,894,400	70,894,400	56,715,520	30,658,901	82.93%	47,033,838	42,330,453.85

02151EAS1	CWA0723C	A8	57,723,600	17,723,600	14,178,880	7,664,725	82.93%	11,758,459	10,582,613.28

02151FAG4	CWA0721C	2A1	148,680,800	30,000,000	24,000,000	14,951,018	94.15%	22,596,493	20,336,843.51

02151GAA5	CWA07024	A1	125,000,000	25,000,000	20,000,000	10,002,367	84.85%	16,969,242	15,272,317.44

02151GAB3	CWA07024	A2	8,928,571	8,928,572	7,142,858	3,572,274	84.85%	6,060,444	5,454,399.59

02151GAD9	CWA07024	A4	40,000,000	25,000,000	20,000,000	10,002,367	84.85%	16,969,242	15,272,317.44

02151JAA9	CWA07HY6	A1	597,713,000	100,000,000	80,000,000	40,403,259	86.17%	68,935,411	62,041,870.15

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

02151NAF9	CWA0718C	1A6	40,000,000	40,000,000	32,000,000	19,184,329	90.89%	29,085,601	26,177,040.72

02151RAB9	CWA07OH2	A1B	200,000,000	50,000,000	40,000,000	25,271,173	87.58%	35,031,061	31,527,954.54

02151RAC7	CWA07OH2	A2A	165,110,000	145,110,000	116,088,000	73,341,999	87.58%	101,667,144	91,500,429.67

02660TCC5	AHM04004	IA1	204,824,500	25,000,000	20,000,000	3,008,978	21.71%	4,342,858	3,908,572.56

02660TEL3	AHM05002	IA2	228,175,000	25,000,000	20,000,000	4,360,153	33.16%	6,631,103	5,967,992.88

02660TGQ0	AHM05004	IA3	76,914,000	18,914,000	15,131,200	2,405,433	45.36%	6,863,647	6,177,282.48

02660THY2	AHM06001	I1A1	600,000,000	110,000,000	88,000,000	30,670,086	53.61%	47,179,838	42,461,854.38

02660UAD2	AHA06003	IA3	89,251,000	25,251,000	20,200,800	—	80.85%	16,332,179	14,698,960.75

02660XAB0	AHA06002	1A2	123,694,000	30,000,000	24,000,000	7,259,753	72.55%	17,412,560	15,671,303.99

026709AH8	AHT_1	5	61,004,000	5,500,000	4,400,000	31,116	1.65%	72,531	65,278.08

026932AD5	AHM07001	A2	438,772,000	184,772,000	147,817,600	56,509,570	89.64%	132,508,368	119,257,530.91

058927AL8	BAF0600A	5A1	56,349,000	31,349,000	25,079,200	13,346,527	84.84%	21,277,552	19,149,796.59

058927AN4	BAF0600A	6A1	129,873,000	129,873,000	103,898,400	56,082,820	82.97%	86,200,538	77,580,483.85

058930AH1	BAF0600C	4A1	105,948,000	105,948,000	84,758,400	9,426,366	59.10%	50,093,525	45,084,172.59

058933AP7	BAF0600D	5A2	249,587,000	50,000,000	40,000,000	9,132,781	67.99%	27,195,801	24,476,220.65

05946XJR5	BAF0400B	7A1	145,872,000	25,072,000	20,057,600	2,768,911	25.93%	5,200,822	4,680,740.16

05946XRZ8	BAF0500B	3A2	107,349,000	24,150,000	19,320,000	2,336,689	22.06%	4,261,339	3,835,205.28

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

05946XY23	BAF05008	2A3	73,259,000	58,259,000	46,607,200	3,954,359	70.33%	32,780,534	29,502,480.53

05946XYZ0	BAF0500F	4A1	318,581,000	30,278,000	24,222,400	9,852,148	61.97%	15,010,004	13,509,003.62

059487AA6	BAA06006	CB1	57,621,000	28,930,000	23,144,000	4,490,356	44.66%	10,335,923	9,302,330.89

05948K4P1	BAA06003	4CB1	47,945,000	30,845,000	24,676,000	13,047,517	76.94%	18,985,481	17,086,932.71

05948KA41	BAA05005	1CB2	10,431,767	10,431,767	8,345,414	3,667,250	74.49%	6,216,797	5,595,117.12

05948KAT6	BAA03002	CB2	212,518,647	49,518,647	39,614,918	1,347,017	16.55%	6,555,652	5,900,086.82

05948KAW9	BAA03002	CB5	101,639,353	101,639,353	81,311,482	2,764,816	16.55%	13,455,785	12,110,206.32

05948KBC2	BAA03002	NC1	50,000,000	48,400,000	38,720,000	28,359	11.48%	4,443,283	3,998,954.88

05948KBT5	BAA03003	A2	21,012,416	21,012,416	16,809,933	1,943,635	24.50%	4,118,462	3,706,615.43

05948KF38	BAA05006	5A2	146,259,000	60,000,000	48,000,000	8,595,527	53.66%	25,758,175	23,182,357.90

05948KFW4	BAA03009	1CB2	134,687,000	32,187,000	25,749,600	3,010,458	30.91%	7,959,319	7,163,387.32

05948KH93	BAA05007	2CB1	103,936,000	21,436,000	17,148,800	8,350,090	66.79%	11,453,862	10,308,475.43

05948KHC6	BAA03010	2A2	65,013,882	15,000,000	12,000,000	1,823,767	33.67%	4,040,111	3,636,100.08

05948KHD4	BAA03010	2A3	27,089,118	27,089,118	21,671,294	3,293,617	33.67%	7,296,203	6,566,582.88

05948KK40	BAA05008	1CB2	60,063,500	60,063,500	48,050,800	23,975,294	74.91%	35,995,345	32,395,810.30

05948KK81	BAA05008	1CB6	2,503,000	2,503,000	2,002,400	951,934	74.91%	1,500,018	1,350,015.84

05948KL23	BAA05008	2CB1	56,387,000	20,000,000	16,000,000	7,968,463	71.09%	11,375,051	10,237,546.08

05948KLW7	BAA04002	1A1	117,132,000	25,000,000	20,000,000	6,961,712	49.38%	9,876,610	8,888,949.36

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

05948KN70	BAA05009	2CB1	49,738,000	36,738,000	29,390,400	13,830,082	65.80%	19,338,954	17,405,058.23

05948KS42	BAA05010	4A1	53,944,000	28,944,000	23,155,200	7,703,946	63.85%	14,783,653	13,305,287.86

05948KUK3	BAA04009	2CB1	10,000,000	10,000,000	8,000,000	6,508,937	100.00%	8,000,000	7,200,000.00

05948KV97	BAA05011	4A1	57,538,000	57,538,000	46,030,400	13,441,028	64.93%	29,887,554	26,898,798.97

05948KWU9	BAA04011	2CB1	81,736,000	81,136,000	64,908,800	18,916,986	49.13%	31,888,959	28,700,063.27

05948KY86	BAA05012	4A1	57,331,000	27,331,000	21,864,800	9,230,849	66.64%	14,571,266	13,114,139.15

05948KZA0	BAA05004	CB1	50,000,000	50,000,000	40,000,000	13,939,784	57.60%	23,038,672	20,734,804.80

05948KZB8	BAA05004	CB2	88,861,000	8,599,000	6,879,200	1,334,269	47.54%	3,270,274	2,943,246.96

05948KZF9	BAA05004	CB6	87,760,000	40,260,000	32,208,000	11,223,783	57.60%	18,550,393	16,695,353.53

05948X5T4	BMS0400C	2A2	157,673,000	80,173,000	64,138,400	10,969,417	40.41%	25,921,139	23,329,025.51

05948XEC1	BMS0300E	2A2	380,000,000	75,950,000	60,760,000	3,496,847	11.95%	7,262,163	6,535,947.06

05948XJM4	BAA03004	1A3	37,268,166	37,268,166	29,814,533	3,685,963	27.61%	8,230,551	7,407,496.09

05948XKS9	BMS0300F	2A3	290,184,000	100,000,000	80,000,000	6,159,947	14.51%	11,605,450	10,444,905.22

05948XPN5	BMS0300G	2A1	399,396,000	180,896,000	144,716,800	10,462,410	16.93%	24,493,649	22,044,283.78

05948XT27	BMS0400A	2A2	408,410,000	33,000,000	26,400,000	2,861,681	25.59%	6,755,928	6,080,334.88

059496AC3	BAA07001	2A1	63,977,000	38,977,000	31,181,600	20,944,651	83.68%	26,091,645	23,482,480.32

059496BV0	BAA07001	4A1	40,000,000	40,000,000	32,000,000	17,852,176	78.35%	25,071,102	22,563,991.44

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

05949A6F2	BMS0500E	2A4	67,109,000	54,109,000	43,287,200	—	82.70%	35,800,219	32,220,197.11

05949AB66	BMS04011	1A3	147,466,000	72,466,000	57,972,800	104,888	51.78%	30,015,641	27,014,077.29

05949ALH1	BMS0400G	2A7	300,000,000	70,075,000	56,060,000	11,613,524	39.88%	22,357,820	20,122,038.09

05949APD6	BMS04007	5A8	75,000,000	47,500,000	38,000,000	—	45.80%	17,403,227	15,662,903.96

05949CBZ8	BMS0500F	2A1	225,000,000	125,000,000	100,000,000	35,045,977	66.89%	66,886,193	60,197,573.97

05949CEF9	BMS0500G	2A3	150,548,000	150,548,000	120,438,400	5,895,858	53.06%	63,903,554	57,513,198.25

05949CHS8	BMS0500I	2A3	130,026,000	82,026,000	65,620,800	1,274,172	53.55%	35,138,428	31,624,585.03

05950AAU0	BAA06004	4CB1	74,584,000	17,341,000	13,872,800	7,362,017	74.12%	10,282,719	9,254,447.28

05950FAC9	BAF06004	A3	63,376,000	43,431,000	34,744,800	647,650	53.67%	18,648,008	16,783,207.21

05950MAB6	BAF0600G	2A1	600,000,000	10,000,000	8,000,000	3,098,973	72.84%	5,826,814	5,244,132.96

05950MAC4	BAF0600G	2A2	404,295,000	20,000,000	16,000,000	—	44.90%	7,183,434	6,465,090.96

05950PAK9	BAF0600H	4A1	96,040,000	96,040,000	76,832,000	20,550,849	58.07%	44,612,760	40,151,483.89

05950TAF2	BMS0600B	4A1	197,448,000	92,448,000	73,958,400	12,776,297	60.38%	44,657,830	40,192,047.33

05951EAR8	BAF0600J	5A1	94,539,000	94,539,000	75,631,200	16,224,097	60.01%	45,388,032	40,849,228.95

05951VAA7	BAF0600I	1A1	411,507,000	26,435,000	21,148,000	7,754,654	73.37%	15,515,596	13,964,036.30

05951VAV1	BAF0600I	6A1	479,555,000	25,555,000	20,444,000	7,117,197	60.13%	12,292,582	11,063,324.17

059522AU6	BAF0700C	1A2	270,000,000	150,000,000	120,000,000	51,733,939	85.24%	102,290,044	92,061,039.24

059522AV4	BAF0700C	1A3	491,861,000	103,451,000	82,760,800	22,096,328	80.78%	66,851,581	60,166,422.99

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

059522BD3	BAF0700C	4A2	136,165,000	50,000,000	40,000,000	8,410,695	80.02%	32,009,971	28,808,973.54

059523AX8	BAF07005	7A1	37,718,200	23,417,342	18,733,874	14,518,691	87.56%	16,403,113	14,762,801.30

059523AY6	BAF07005	7A2	5,802,800	3,602,668	2,882,134	940,544	87.56%	2,523,556	2,271,200.40

05952DAC2	BAF0700A	2A2	58,512,000	20,000,000	16,000,000	6,403,054	76.65%	12,263,640	11,037,275.61

05953BAB7	BAF07R01	A2	80,559,378	80,559,378	64,447,502	37,202,549	91.13%	58,728,658	52,855,792.28

05953YAH4	BAF07004	TA1B	50,000,000	15,000,000	12,000,000	2,241,665	65.50%	7,860,560	7,074,504.00

05953YBJ9	BAF07004	2A13	90,000,000	90,000,000	72,000,000	29,188,756	85.21%	61,347,753	55,212,977.64

06050AAC7	BAA06008	1A3	3,220,000	3,220,000	2,576,000	—	75.44%	1,943,462	1,749,116.16

06050AAH6	BAA06008	2A2	7,649,000	7,649,000	6,119,200	3,344,164	71.34%	4,365,658	3,929,091.84

06051GBM0	BAF04002	1CB1	113,071,000	71,851,000	57,480,800	15,058,209	52.38%	30,108,461	27,097,614.72

07378RAA7	BSH07AC4	A1	298,563,000	49,563,000	39,650,400	21,871,740	84.45%	33,485,957	30,137,361.11

07378RAB5	BSH07AC4	A2	63,237,000	63,237,000	50,589,600	30,256,097	84.45%	42,724,442	38,451,997.45

07383UGK5	BSP04002	A	27,000,000	5,000,000	4,000,000	187,650	15.56%	622,568	560,311.20

07383UHW8	BSP04010	A	38,000,000	31,000,000	24,800,000	7,266,749	30.21%	7,492,114	6,742,902.24

07384MC26	BSAT0309	IIA3	57,127,700	57,127,700	45,702,160	4,443,813	17.77%	8,120,911	7,308,820.07

07384MQ88	BSAT0403	IIA	615,389,500	200,000,000	160,000,000	33,366,898	38.38%	61,408,686	55,267,817.18

07384MS78	BSAT0405	IIA	418,927,000	33,191,000	26,552,800	4,445,626	44.74%	11,879,316	10,691,384.74

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

07384MTH5	BSAT0301	IA1	239,692,900	239,692,900	191,754,320	5,412,477	4.81%	9,219,140	8,297,225.86

07384MWX6	BSAT0306	IA2	298,960,900	127,280,000	101,824,000	7,393,045	15.25%	15,523,476	13,971,128.21

07384YBQ8	BSHE0103	M1	10,461,000	10,461,000	8,368,800	5,096,633	60.90%	5,096,632	4,586,968.80

07384YNA0	BSHE03A5	A5	150,000,000	37,976,826	30,381,461	4,639,648	27.34%	8,306,894	7,476,204.95

07386HGG0	BSAA0403	A1	629,828,400	40,000,000	32,000,000	2,658,167	13.13%	4,202,648	3,782,383.20

07386HHT1	BSAA0404	A1	474,040,000	20,000,000	16,000,000	1,823,700	17.82%	2,851,296	2,566,166.40

07386HJU6	BSAA0406	IA	380,660,000	10,000,000	8,000,000	1,207,151	23.12%	1,849,958	1,664,962.56

07386HMQ1	BSAA0411	IA2	81,471,000	41,471,000	33,176,800	2,759,887	14.48%	4,805,624	4,325,061.70

07386HNT4	BSAA0412	IA4	48,897,000	48,897,000	39,117,600	6,755,293	25.70%	10,053,592	9,048,233.15

07386HRA1	BSAA0502	IIA4	229,097,500	50,000,000	40,000,000	10,496,097	37.02%	14,806,027	13,325,424.12

07386HVW8	BSAA0507	II5A1	104,637,000	42,637,000	34,109,600	12,067,542	59.27%	20,218,074	18,196,266.65

07386HVX6	BSAA0507	II6A1	269,657,000	175,357,000	140,285,600	56,249,885	63.81%	89,513,166	80,561,849.04

07386HYH8	BSAA0509	II6A1	370,307,200	75,650,000	60,520,000	27,821,602	66.08%	39,993,655	35,994,289.75

073871AX3	BSAA0604	II3A2	173,855,000	168,855,000	135,084,000	7,319,585	62.97%	85,061,957	76,555,761.54

073871BQ7	BSAA0604	III3A1	252,115,000	126,320,000	101,056,000	—	23.39%	23,637,665	21,273,898.11

0738794H8	BSHE05A9	A4	53,959,533	53,959,533	43,167,626	17,995,008	59.30%	25,598,381	23,038,542.71

073879AC2	BSHE04A2	1A3	44,638,909	44,638,909	35,711,127	4,522,211	21.23%	7,581,838	6,823,653.83

073879B23	BSHE05A5	IIA2	24,733,039	24,733,039	19,786,431	7,460,371	58.52%	11,579,759	10,421,783.28

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

073879GN2	BSHE04A5	A2	31,481,090	15,481,090	12,384,872	2,762,833	36.82%	4,560,053	4,104,047.52

073879T24	BSHE05A7	A1	55,000,000	55,000,000	44,000,000	18,262,918	63.29%	27,848,148	25,063,333.22

073879T32	BSHE05A7	A2	25,000,000	25,000,000	20,000,000	8,301,326	63.29%	12,658,248	11,392,423.20

073879WQ7	BSHE05A3	IIA1	152,260,000	50,000,000	40,000,000	11,164,726	51.27%	20,506,213	18,455,591.52

073879Z27	BSHE05A8	A1	141,176,000	55,000,000	44,000,000	16,064,154	50.25%	22,111,169	19,900,051.93

07387ACY9	BSAT0507	IIA1	243,580,000	243,580,000	194,864,000	69,519,823	66.21%	129,023,780	116,121,401.99

07387ADZ5	BSAT0508	A1	265,123,000	130,123,000	104,098,400	—	40.18%	41,825,378	37,642,840.21

07387UCE9	BSHE06A1	IA1	275,026,000	30,000,000	24,000,000	10,447,984	59.67%	14,320,980	12,888,882.00

07387UGC9	BSHE06A2	IA2	53,960,900	53,960,900	43,168,720	18,457,733	60.39%	26,070,082	23,463,073.45

07387UGW5	BSHE06A2	II2A2	11,164,533	11,164,533	8,931,626	3,240,037	54.64%	4,879,928	4,391,935.38

07388EAA4	BSHE06S2	A1	95,000,000	4,500,000	3,600,000	1,046,063	58.27%	2,097,573	1,887,815.52

07388WAB2	BSHE06A4	A2	63,086,000	63,086,000	50,468,800	20,205,703	63.61%	32,101,010	28,890,909.37

07389KAA9	BSA20701	IA1	600,776,000	54,000,000	43,200,000	26,582,696	85.40%	36,890,736	33,201,662.20

07389KAD3	BSA20701	IIA1	217,780,000	217,780,000	174,224,000	98,425,575	78.91%	137,484,968	123,736,471.38

073914UV3	BSM96006	B4	4,824,000	1,472,924	1,178,339	107,275	18.73%	220,735	198,661.44

073914VS9	BSM97004	B4	2,064,600	2,064,600	1,651,680	97,564	13.49%	222,801	200,520.72

073914VT7	BSM97004	B5	1,335,900	1,335,900	1,068,720	64,335	13.62%	145,507	130,956.34

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

073914VU4	BSM97004	B6	1,457,796	1,457,796	1,166,237	27,771	6.17%	71,948	64,753.20

07400NAS9	BSF07AR5	IIA1	383,210,000	50,000,000	40,000,000	23,257,090	88.95%	35,579,208	32,021,287.56

07400NAT7	BSF07AR5	IIA2	191,605,000	84,105,000	67,284,000	39,120,752	88.95%	59,847,786	53,863,007.80

07401CAS2	BSAT0704	II1A1	185,316,000	103,993,266	83,194,613	44,317,979	89.18%	74,194,227	66,774,804.44

07401NAC3	BSF06AR5	IA3	75,868,000	9,000,000	7,200,000	—	86.33%	6,215,911	5,594,320.08

07401NAP4	BSF06AR5	IIA1	550,417,000	180,000,000	144,000,000	79,174,806	81.78%	117,761,142	105,985,027.76

07401NAQ2	BSF06AR5	IIA2	275,208,000	40,000,000	32,000,000	16,485,111	81.78%	26,169,143	23,552,228.39

07401TAB2	BSF07AR2	A2	215,458,000	16,150,000	12,920,000	6,866,402	83.81%	10,828,462	9,745,616.15

07401VAQ4	BSF07AR3	II1A2	181,097,000	90,097,000	72,077,600	40,906,393	86.70%	62,492,206	56,242,985.05

07401YAB1	BSF07AR4	IA2	137,807,000	129,807,000	103,845,600	48,507,241	66.25%	68,801,575	61,921,417.81

07401YAR6	BSF07AR4	IIA2A	118,614,000	118,614,000	94,891,200	56,418,658	88.26%	83,750,610	75,375,548.80

07820QBK0	BVM04002	A4	91,857,000	91,857,000	73,485,600	10,726,630	28.19%	20,714,791	18,643,312.07

12543TAX3	CWF06013	1A22	50,000,000	50,000,000	40,000,000	2,913,959	50.34%	20,135,343	18,121,808.81

12544RAN8	CWF07004	1A13	153,624,270	153,624,270	122,899,416	40,285,154	80.63%	99,097,970	89,188,172.85

12544RCB2	CWF07004	1A50	75,000,000	75,000,000	60,000,000	22,062,818	82.10%	49,260,124	44,334,111.62

12544VBF5	CWF07005	A30	119,377,000	100,000,000	80,000,000	21,835,825	88.61%	70,887,557	63,798,801.19

12545AAL8	CWF07008	1A11	57,000,000	57,000,000	45,600,000	17,985,053	83.11%	37,899,479	34,109,531.49

12545CAC4	CWF07010	A3	54,347,000	30,000,000	24,000,000	1,247,115	96.79%	23,229,252	20,906,326.45

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12566TAM9	CMA06A07	IA12	248,547,000	108,547,000	86,837,600	35,234,186	72.51%	62,966,887	56,670,198.68

12566UAK0	CMA07A02	IA10	20,000,000	20,000,000	16,000,000	6,299,855	74.59%	11,934,767	10,741,290.48

12566XAL2	CMA07A07	IIA2	40,000,000	40,000,000	32,000,000	18,728,365	90.74%	29,036,082	26,132,474.16

12637HAL2	CSM06004	1A11	44,100,000	20,000,000	16,000,000	6,735,820	70.85%	11,335,476	10,201,928.40

126670JX7	CWF05HY9	3A1A	210,000,000	200,000,000	160,000,000	62,827,349	64.55%	103,279,241	92,951,316.58

12667F5E1	CWA056CB	1A3	200,000,000	75,000,000	60,000,000	15,819,644	50.37%	30,224,579	27,202,120.81

12667F5F8	CWA056CB	1A4	506,500,000	132,500,000	106,000,000	27,948,038	50.37%	53,396,756	48,057,080.10

12667FA47	CWA04033	3A1	160,608,000	136,488,000	109,190,400	16,192,735	26.29%	28,702,062	25,831,855.66

12667FBS3	CWA041T1	A3	29,901,900	29,901,900	23,921,520	—	10.51%	2,514,318	2,262,886.55

12667FCJ2	CWA044CB	3A1	52,046,000	37,046,000	29,636,800	2,776,278	19.23%	5,698,762	5,128,885.48

12667FF75	CWA0430C	1A1	90,744,055	15,744,055	12,595,244	132,642	21.13%	2,661,006	2,394,905.20

12667FHJ7	CWA049T1	A1	121,077,273	121,077,273	96,861,818	5,090,039	40.78%	39,497,442	35,547,697.45

12667FHK4	CWA049T1	A2	12,107,727	12,107,727	9,686,182	509,004	40.78%	3,949,744	3,554,769.60

12667FLJ2	CWA04J05	2A1	310,943,000	20,943,000	16,754,400	1,060,020	12.33%	2,066,159	1,859,543.27

12667FMA0	CWA0416C	4A1	116,100,000	116,100,000	92,880,000	2,890,089	17.70%	16,443,745	14,799,370.93

12667FMZ5	CWA0414T	A13	36,888,800	36,388,800	29,111,040	5,542,407	40.22%	11,708,891	10,538,002.07

12667FPX7	CWA04015	2A1	172,300,000	50,000,000	40,000,000	6,373,230	28.65%	11,461,689	10,315,520.28

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12667FQM0	CWA0418C	2A5	201,366,500	87,366,500	69,893,200	2,584,377	14.13%	9,876,240	8,888,616.28

12667FR31	CWA0436C	2A1	234,000,000	149,000,000	119,200,000	20,164,484	37.90%	45,179,090	40,661,180.74

12667FT88	CWA05J01	2A1	76,616,000	48,886,000	39,108,800	7,918,763	51.67%	20,208,573	18,187,715.54

12667FVZ5	CWA0426T	A1	328,345,000	30,000,000	24,000,000	4,829,818	33.52%	8,044,177	7,239,759.11

12667FWU5	CWA0427C	A1	252,491,000	25,000,000	20,000,000	5,039,144	38.38%	7,676,345	6,908,710.32

12667FX34	CWA053CB	1A5	116,305,555	91,305,555	73,044,444	18,211,213	48.35%	35,317,341	31,785,606.87

12667FYP4	CWA0428C	2A7	95,000,000	95,000,000	76,000,000	7,815,837	31.58%	23,997,736	21,597,962.04

12667FZN8	CWA0429C	A8	72,676,922	72,676,922	58,141,538	2,141,172	23.15%	13,462,177	12,115,959.17

12667FZQ1	CWA0429C	A10	220,000,000	100,000,000	80,000,000	10,591,795	34.73%	27,784,150	25,005,734.64

12667GAA1	CWA0513C	A1	413,200,000	10,000,000	8,000,000	2,234,495	53.47%	4,277,431	3,849,688.08

12667GAQ6	CWR0512R	A2	223,811,596	98,811,596	79,049,277	11,667,060	31.05%	24,548,330	22,093,497.07

12667GCC5	CWA05014	2A2	66,932,000	19,877,500	15,902,000	2,852,715	26.26%	4,175,644	3,758,079.60

12667GCH4	CWA05014	4A1	137,012,000	28,987,000	23,189,600	4,233,472	25.96%	6,021,072	5,418,965.09

12667GFZ1	CWA0519C	A1	231,462,073	9,401,750	7,521,400	2,068,613	53.63%	4,033,430	3,630,086.64

12667GGA5	CWA0519C	A2	105,210,032	105,210,032	84,168,026	23,148,761	53.63%	45,135,985	40,622,386.32

12667GL76	CWA05027	1A1	70,000,000	70,000,000	56,000,000	11,876,549	30.77%	17,229,556	15,506,600.41

12667GLD3	CWA0523C	A3	40,000,000	40,000,000	32,000,000	8,347,391	52.54%	16,812,443	15,131,198.88

12667GLP6	CWA0523C	A13	72,261,000	72,261,000	57,808,800	14,832,247	52.26%	30,213,162	27,191,845.99

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12667GM67	CWA05027	1A8	68,167,000	68,167,000	54,533,600	12,094,848	30.77%	16,778,389	15,100,549.98

12667GMD2	CWA05016	A2	18,750,000	18,750,000	15,000,000	3,194,520	29.15%	4,372,601	3,935,340.45

12667GMH3	CWA05016	A6	75,366,000	75,366,000	60,292,800	12,840,438	29.15%	17,575,755	15,818,179.65

12667GNS8	CWA05024	1A1	250,652,000	144,000,000	115,200,000	24,361,323	29.48%	33,959,469	30,563,521.76

12667GNT6	CWA05024	1A2	50,273,000	50,273,000	40,218,400	8,315,485	29.48%	11,855,864	10,670,277.29

12667GNV1	CWA05024	2A1A	110,000,000	75,000,000	60,000,000	13,709,620	30.76%	18,454,325	16,608,892.21

12667GNW9	CWA05024	2A2	38,188,000	23,188,000	18,550,400	3,631,817	30.76%	5,705,585	5,135,026.57

12667GPC1	CWA05024	4A2	139,398,000	53,614,615	42,891,692	8,931,500	29.19%	12,518,284	11,266,455.52

12667GPD9	CWA05024	4A3	83,640,000	54,002,666	43,202,133	8,330,955	29.19%	12,608,889	11,347,999.69

12667GPL1	CWA05024	IIM	38,954,000	8,954,000	7,163,200	—	89.46%	6,408,419	5,767,577.06

12667GRC9	CWA0525T	A2	84,737,000	84,737,000	67,789,600	17,681,838	53.89%	36,528,782	32,875,903.91

12667GRE5	CWA0525T	A4	60,526,429	30,526,429	24,421,143	6,369,866	53.89%	13,159,461	11,843,515.19

12667GRX3	CWA05017	1A3	122,280,000	112,280,000	89,824,000	17,512,551	27.92%	25,082,142	22,573,927.46

12667GS20	CWA05041	2A2	107,814,000	10,000,000	8,000,000	2,018,139	35.13%	2,810,125	2,529,112.32

12667GTM5	CWA0526C	A1	130,000,000	35,000,000	28,000,000	7,255,179	51.04%	14,291,928	12,862,735.20

12667GTT0	CWA0526C	A7	187,123,493	75,000,000	60,000,000	15,546,812	51.04%	30,625,561	27,563,005.03

12667GUZ4	CWA05024	2A1C	7,820,000	7,820,000	6,256,000	1,429,456	30.76%	1,924,171	1,731,753.83

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12667GYZ0	CWA05031	1A3	70,732,000	70,732,000	56,585,600	17,084,650	38.15%	21,590,055	19,431,049.55

12667GZ48	CWA05038	A4	297,403,000	50,000,000	40,000,000	9,599,247	33.55%	13,421,697	12,079,527.01

12667GZX4	CWA05036	3A1	215,015,000	163,015,000	130,412,000	37,241,232	42.29%	55,153,120	49,637,807.91

126680AE7	CWA07OA7	A2B	118,747,000	118,747,000	94,997,600	54,808,758	79.03%	75,078,148	67,570,333.40

12668ACP8	CWA05051	2A1	269,597,000	15,000,000	12,000,000	3,259,256	38.64%	4,636,275	4,172,647.37

12668AGW9	CWA05056	3A1	259,608,000	9,500,000	7,600,000	1,247,604	23.28%	1,769,179	1,592,261.28

12668AGX7	CWA05056	3A2	108,170,000	66,170,000	52,936,000	8,504,756	23.28%	12,322,798	11,090,518.22

12668AKU8	CWA0553T	2A6	113,698,000	96,698,000	77,358,400	29,485,716	59.61%	46,109,871	41,498,884.05

12668ANB7	CWA0555C	2A4	40,787,791	40,787,791	32,630,233	15,824,139	70.37%	22,960,818	20,664,736.57

12668AWJ0	CWA05058	A2	100,000,000	40,000,000	32,000,000	15,577,413	63.34%	20,268,381	18,241,542.48

12668AXL4	CWA05063	5A1	177,693,000	79,400,000	63,520,000	24,025,207	65.86%	41,835,775	37,652,197.28

12668BBP7	CWA05081	A2	161,209,000	80,000,000	64,000,000	32,160,938	69.19%	44,282,578	39,854,320.59

12668BCH4	CWA0577T	1A3	78,000,000	78,000,000	62,400,000	29,183,917	68.29%	42,614,495	38,353,045.70

12668BCJ0	CWA0577T	1A4	26,000,000	26,000,000	20,800,000	9,727,972	68.29%	14,204,831	12,784,348.08

12668BCL5	CWA0577T	2A2	258,130,400	158,130,400	126,504,320	49,574,095	65.56%	82,933,793	74,640,414.10

12668BDK6	CWA05076	3A2	38,648,000	38,648,000	30,918,400	5,637,832	26.81%	8,288,711	7,459,840.23

12668BJZ7	CWA06J01	1A3	193,835,000	50,000,000	40,000,000	17,349,236	73.72%	29,487,075	26,538,367.18

12668BKM4	CWA06J01	2A1	62,259,000	25,000,000	20,000,000	4,991,942	38.72%	7,743,017	6,968,715.12

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12668BMY6	CWA065T2	A5	52,980,000	42,980,000	34,384,000	11,802,295	56.00%	19,254,509	17,329,058.39

12668BUH4	CWA06H10	2A1	83,556,000	30,000,000	24,000,000	12,963,006	74.39%	17,854,128	16,068,715.20

12668BVA8	CWA069T1	A1	246,852,572	107,852,572	86,282,058	31,948,396	61.53%	53,091,023	47,781,920.75

12668BWF6	CWA0611C	3A1	191,593,000	27,700,000	22,160,000	7,135,867	54.16%	12,001,346	10,801,211.77

12668BWW9	CWA0612C	A1	78,500,000	52,000,000	41,600,000	14,324,748	57.11%	23,758,315	21,382,483.15

12668BXA6	CWA0612C	A5	100,000,000	100,000,000	80,000,000	27,760,838	57.38%	45,907,721	41,316,949.22

12668BXF5	CWA0612C	A10	160,000,000	10,000,000	8,000,000	3,474,195	66.33%	5,306,592	4,775,932.80

12668BXG3	CWA0612C	A11	40,000,000	40,000,000	32,000,000	13,896,781	66.33%	21,226,367	19,103,730.48

12668BYB3	CWA067CB	1A10	50,000,000	50,000,000	40,000,000	14,520,401	57.70%	23,081,209	20,773,088.06

12668BZR7	CWA0613T	A15	45,000,000	45,000,000	36,000,000	18,103,110	77.17%	27,781,397	25,003,257.45

126694A40	CWA06OA1	2A2	192,739,000	30,000,000	24,000,000	10,421,776	56.72%	13,612,720	12,251,447.70

126694AA6	CWF05019	1A1	180,562,000	50,000,000	40,000,000	7,991,429	63.84%	25,537,774	22,983,996.78

126694BL1	CWF05HY6	3A1	69,060,000	69,060,000	55,248,000	27,392,798	69.01%	38,126,629	34,313,966.05

126694BP2	CWF05HY6	4A1A	140,000,000	140,000,000	112,000,000	45,708,924	69.94%	78,331,471	70,498,324.01

126694E95	CWF06OA4	A1	421,730,000	40,000,000	32,000,000	11,619,211	53.75%	17,199,467	15,479,519.88

126694F29	CWF06OA4	A2	175,721,000	57,180,000	45,744,000	16,609,662	53.75%	24,586,637	22,127,973.66

126694GF9	CWF05HY7	4A1	100,528,000	100,528,000	80,422,400	30,505,545	56.31%	45,282,105	40,753,894.82

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

126694K31	CWF06006	A1	150,075,000	69,575,000	55,660,000	11,451,419	65.55%	36,484,215	32,835,793.35

126694KY3	CWF05024	A32	50,000,572	50,000,572	40,000,458	—	57.19%	22,876,159	20,588,543.26

126694M70	CWF06OA5	1A2	191,584,000	106,584,000	85,267,200	24,266,559	40.94%	34,910,687	31,419,618.75

126694N53	CWF06OA5	3A2	62,001,000	40,001,000	32,000,800	11,039,516	55.33%	17,706,697	15,936,027.29

126694NR5	CWF05027	1A2	100,000,000	100,000,000	80,000,000	4,910,841	64.84%	51,870,710	46,683,639.07

126694PJ1	CWF05028	A4	50,000,000	50,000,000	40,000,000	9,869,959	72.08%	28,832,393	25,949,153.84

126694RE0	CWF05027	1A5	58,724,000	58,724,000	46,979,200	3,363,412	65.22%	30,640,208	27,576,187.29

126694TQ1	CWF05030	A1	33,000,000	33,000,000	26,400,000	10,146,724	93.96%	24,806,284	22,325,655.30

126694US5	CWF05031	4A1	135,252,000	135,252,000	108,201,600	20,261,150	64.02%	69,275,626	62,348,063.22

126694VP0	CWF05H10	4A1	188,709,000	188,709,000	150,967,200	56,732,084	61.31%	92,556,899	83,301,209.22

126694VQ8	CWF05H10	4A2	20,967,000	5,967,000	4,773,600	—	61.31%	2,926,660	2,633,993.69

126694YK8	CWF06003	1A2	154,857,000	39,857,000	31,885,600	7,769,432	39.57%	12,618,216	11,356,394.40

126694YL6	CWF06003	1A3	51,619,000	21,619,000	17,295,200	4,214,249	39.57%	6,844,299	6,159,869.28

126694Z76	CWF06010	1A1	85,911,000	33,911,000	27,128,800	5,457,350	72.19%	19,583,707	17,625,336.52

12669B2W1	CWF01HY1	1A1	229,366,000	24,097,000	19,277,600	115,441	0.70%	134,476	121,028.04

12669B3B6	CWF01HY1	M	8,537,000	4,268,500	3,414,800	90,301	3.54%	120,986	108,887.52

12669D2Y3	CWF03HY2	1A1	383,147,000	19,600,000	15,680,000	277,604	3.73%	584,428	525,985.06

12669D2Z0	CWF03HY2	2A1	125,871,000	93,871,000	75,096,800	1,363,922	19.28%	14,477,279	13,029,551.11

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12669D4E5	CWF03011	A3	15,000,000	13,000,000	10,400,000	—	13.00%	1,352,408	1,217,167.35

12669D6U7	CWF03009	A3	66,257,443	66,257,443	53,005,954	—	2.97%	1,573,790	1,416,411.37

12669DFH6	CWF02029	A2	83,325,777	25,000,000	20,000,000	—	3.20%	639,198	575,278.56

12669DK64	CWF03004	1A5	112,437,000	55,937,000	44,749,600	—	14.60%	6,535,588	5,882,029.05

12669DQU5	CWF02037	A6	44,100,461	41,600,461	33,280,369	609,033	11.87%	3,949,997	3,554,997.11

12669DRH3	CWF02037	A19	38,009,112	38,009,112	30,407,290	320,408	9.45%	2,874,457	2,587,011.11

12669DS58	CWF03005	A11	31,100,000	4,090,000	3,272,000	20,972	8.11%	265,454	238,908.96

12669DTS7	CWF02038	A2	125,536,000	90,000,000	72,000,000	—	10.75%	7,738,228	6,964,404.88

12669E7H3	CWF03055	A3	28,897,109	28,897,109	23,117,687	299,392	17.73%	4,097,946	3,688,151.05

12669E7L4	CWF03055	A6	28,196,583	18,196,583	14,557,266	1,045,568	22.63%	3,294,855	2,965,369.86

12669EC20	CWF03036	A2	46,380,428	46,380,428	37,104,342	3,168,100	27.18%	10,085,846	9,077,261.05

12669ECD6	CWF03021	A1	738,500,000	400,000,000	320,000,000	15,440,309	9.18%	29,387,343	26,448,608.74

12669EFX9	CWF03J04	1A1	146,350,000	13,000,000	10,400,000	55,203	35.92%	3,736,168	3,362,550.85

12669EHN9	CWF03027	A1	491,000,000	150,000,000	120,000,000	8,140,629	11.95%	14,337,607	12,903,846.70

12669EJL1	CWF03J05	1A1	172,430,000	48,930,000	39,144,000	—	14.85%	5,814,602	5,233,142.18

12669EPV2	CWF03025	A2	125,937,500	125,937,500	100,750,000	7,666,743	24.69%	24,874,001	22,386,600.68

12669EQG4	CWF03HY3	4A1	146,982,000	25,982,000	20,785,600	984,610	9.02%	1,874,017	1,686,615.54

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12669EQK5	CWF03HY3	7A1	182,240,000	126,240,000	100,992,000	9,051,897	26.30%	26,563,692	23,907,322.59

12669EU79	CWF03048	1A1	98,531,000	47,781,000	38,224,800	5,954,998	45.27%	17,303,773	15,573,395.51

12669EUV6	CWF03033	A2	107,951,382	30,000,000	24,000,000	460,627	6.46%	1,550,066	1,395,059.76

12669EWA0	CWF03046	1A1	250,301,000	200,000,000	160,000,000	14,686,367	20.08%	32,133,298	28,919,968.42

12669EWD4	CWF03046	2A1	200,196,000	200,196,000	160,156,800	19,772,144	19.85%	31,789,408	28,610,466.98

12669EY34	CWF03J11	1A2	51,170,000	51,170,000	40,936,000	4,787,560	30.67%	12,556,664	11,300,997.65

12669EYS9	CWF03037	2A1	377,252,914	151,251,329	121,001,063	10,196,305	17.48%	21,156,234	19,040,610.41

12669F2J1	CWF04020	3A1	225,736,000	135,736,000	108,588,800	8,052,191	12.21%	13,263,887	11,937,498.53

12669FEX7	CWF03J14	1A1	107,468,000	82,468,000	65,974,400	5,450,750	27.87%	18,384,258	16,545,832.26

12669FJE4	CWF03060	3A1	96,243,000	49,243,000	39,394,400	2,852,465	23.31%	9,183,568	8,265,211.17

12669FJR5	CWR0361R	A3	43,705,666	20,205,666	16,164,533	929,233	20.00%	3,233,271	2,909,943.45

12669FP56	CWF04012	14A1	41,510,000	41,510,000	33,208,000	1,530,888	7.07%	2,348,918	2,114,026.14

12669FPW7	CWF04003	A22	93,000,000	32,200,000	25,760,000	—	17.49%	4,504,877	4,054,389.33

12669FRZ8	CWF04004	A22	41,742,967	41,742,967	33,394,374	—	20.62%	6,887,046	6,198,341.67

12669FSA2	CWF04004	A23	40,000,000	40,000,000	32,000,000	—	20.62%	6,599,479	5,939,531.48

12669FTL7	CWF04HY2	5A	34,925,000	34,925,000	27,940,000	7,503,646	49.98%	13,963,466	12,567,119.33

12669FX73	CWF04016	1A2	280,000,000	100,000,000	80,000,000	6,410,706	12.06%	9,645,334	8,680,800.89

12669FXP3	CWF04007	5A1	52,135,000	28,435,000	22,748,000	1,354,435	9.46%	2,152,567	1,937,310.47

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12669FYX5	CWF04HY3	1A	123,612,000	5,000,000	4,000,000	232,819	9.95%	398,190	358,370.71

12669GA92	CWF05HY3	3A1	100,000,000	99,000,000	79,200,000	24,978,700	57.32%	45,397,980	40,858,181.92

12669GAA9	CWF04023	A	374,455,000	150,000,000	120,000,000	14,254,511	16.19%	19,422,800	17,480,519.82

12669GB91	CWF05013	A1	139,000,000	102,100,000	81,680,000	—	48.68%	39,761,157	35,785,041.45

12669GC41	CWF05013	A4	100,000,000	75,000,000	60,000,000	7,863,946	61.16%	36,698,236	33,028,412.20

12669GCT6	CWF04024	A5	24,039,608	24,039,608	19,231,686	9,335	35.70%	6,865,895	6,179,305.53

12669GDB4	CWF04024	A8	16,920,686	16,920,686	13,536,549	—	26.92%	3,643,916	3,279,524.36

12669GF55	CWF05HY3	3A2	49,941,000	49,941,000	39,952,800	12,600,619	57.32%	22,901,217	20,611,095.59

12669GJB8	CWF04029	2A1	291,782,000	19,926,000	15,940,800	2,130,064	19.16%	3,053,598	2,748,238.56

12669GJF9	CWF04029	3A1	270,114,000	9,000,000	7,200,000	1,403,983	27.09%	1,950,644	1,755,579.60

12669GLL3	CWF05HY1	2A1	84,220,000	59,220,000	47,376,000	8,182,253	25.39%	12,030,310	10,827,278.66

12669GM32	CWF05HY4	2A2	51,983,000	51,983,000	41,586,400	4,127,658	52.49%	21,829,670	19,646,703.25

12669GMU2	CWF05004	5A1	148,821,000	73,821,000	59,056,800	13,588,046	31.88%	18,827,076	16,944,368.60

12669GNP2	CWF05007	2A1	382,964,000	16,316,000	13,052,800	1,258,974	14.32%	1,869,366	1,682,429.04

12669GPS4	CWF05002	2A2	160,830,000	150,830,000	120,664,000	19,222,563	22.73%	27,422,033	24,679,829.54

12669GQ79	CWF05015	A3	60,000,000	30,830,000	24,664,000	2,361,756	54.79%	13,513,946	12,162,551.32

12669GQM6	CWF05HY1	1A2	37,131,000	13,131,000	10,504,800	2,466,418	32.04%	3,366,124	3,029,511.44

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

12669GQV6	CWF05005	A6	260,800,000	75,000,000	60,000,000	1,192,756	47.85%	28,707,703	25,836,932.72

12669GSN2	CWF05001	2A3	150,000,000	150,000,000	120,000,000	18,964,953	24.19%	29,023,118	26,120,806.13

12669GSQ5	CWF05006	1A1	51,666,666	51,666,666	41,333,333	6,513,513	57.35%	23,706,629	21,335,965.72

12669GTP6	CWF05003	1A1	275,000,000	275,000,000	220,000,000	43,955,074	26.85%	59,076,137	53,168,523.21

12669GUR0	CWF05011	4A1	246,078,000	49,315,000	39,452,000	7,049,721	24.44%	9,643,721	8,679,348.73

12669GUS8	CWF05011	4A2	105,461,000	17,785,000	14,228,000	2,494,840	24.45%	3,478,182	3,130,364.21

12669GUX7	CWF05011	6A1	191,542,000	9,452,000	7,561,600	942,917	17.08%	1,291,150	1,162,035.36

12669GW23	CWF05J02	3A11	52,125,000	52,125,000	41,700,000	2,978,026	61.40%	25,603,234	23,042,910.91

12669GWU1	CWF05HY2	2A	305,287,000	174,037,000	139,229,600	42,201,329	48.66%	67,753,045	60,977,740.29

12669GXT3	CWF05012	2A4	327,000,000	70,165,000	56,132,000	9,568,922	62.62%	35,151,059	31,635,952.85

12669GY70	CWF05HY5	3A1	210,748,000	210,748,000	168,598,400	70,689,924	67.26%	113,406,693	102,066,023.30

12669GYZ8	CWF05009	1A2	200,000,000	200,000,000	160,000,000	29,549,413	26.82%	42,918,370	38,626,532.93

12669UCP3	CWF06R01	AF2	115,824,000	49,824,000	39,859,200	9,083,319	57.44%	22,894,620	20,605,158.13

15132EHJ0	CND04002	A2	47,575,358	47,575,358	38,060,286	—	32.89%	12,517,447	11,265,702.25

16162T5J1	CMF03S05	A3	14,000,000	14,000,000	11,200,000	—	30.47%	3,412,288	3,071,058.94

16162WDT3	CMF03S14	IIA2	57,783,000	37,783,000	30,226,400	—	50.62%	15,299,140	13,769,226.16

16162WKL2	CMF05S01	1A6	39,000,000	19,000,000	15,200,000	—	53.45%	8,124,137	7,311,722.97

16162WMH9	CMF05S02	A21	100,000,000	100,000,000	80,000,000	—	60.76%	48,606,221	43,745,598.86

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

16162WPE3	CMF05A01	2A2	463,945,800	127,000,000	101,600,000	3,322,154	47.84%	48,609,297	43,748,366.88

16162WQC6	CMF05A02	2A1	167,245,500	167,245,500	133,796,400	29,741,865	71.38%	95,505,753	85,955,177.91

16162YAP0	CMF06S04	A14	71,200,000	26,200,000	20,960,000	3,039,050	65.73%	13,776,877	12,399,189.38

161630CF3	CMF07A01	13A1	180,075,000	83,075,000	66,460,000	12,969,814	74.66%	49,615,826	44,654,243.08

16163BBD5	CMF06S02	2A8	101,372,000	101,372,000	81,097,600	—	2.22%	1,799,202	1,619,281.43

16163CAF9	CMF06A01	2A1	324,171,000	75,000,000	60,000,000	1,146,387	44.34%	26,603,620	23,943,257.64

16163HAN1	CMF07S03	1A13	175,000,000	175,000,000	140,000,000	37,056,875	81.74%	114,440,686	102,996,617.35

16163HAT8	CMF07S03	1A18	178,572,000	123,000,000	98,400,000	40,681,013	87.61%	86,203,459	77,583,113.49

16165MAD0	CFX06002	A2B	103,408,200	28,300,000	22,640,000	11,088,988	100.00%	22,640,000	20,376,000.00

16165TAB9	CFX05001	1A2	33,080,000	33,080,000	26,464,000	6,049,723	48.79%	12,913,008	11,621,707.20

172905AN1	CTB8600J	A	119,385,654	15,626,394	12,501,116	—	0.16%	19,924	17,931.60

172905BB6	CTB8600P	A	123,841,901	17,777,424	14,221,940	—	0.47%	66,349	59,713.92

172905BE0	CTB8700A	A1	104,022,815	5,001,097	4,000,877	—	0.50%	19,878	17,889.84

172905BG5	CTB8700B	A1	123,081,951	20,001,129	16,000,904	—	0.59%	94,802	85,322.15

1729734Y2	CMS06001	IA7	317,941,811	150,000,000	120,000,000	13,375,700	78.46%	94,148,197	84,733,377.48

172973A90	CMS04005	IVA1	87,569,015	39,444,015	31,555,212	—	52.65%	16,612,637	14,951,373.64

172973L49	CMS04009	1A10	102,565,926	76,565,926	61,252,741	—	48.83%	29,909,473	26,918,525.57

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
172973Z44	CMS05005	IA9	98,839,000	92,839,000	74,271,200	—	63.73%	47,331,588	42,598,429.59

172973ZW2	CMS04005	IA30	19,717,646	19,717,646	15,774,117	—	55.47%	8,749,256	7,874,329.98

17307GA73	CML05007	1A4	74,921,000	74,921,000	59,936,800	21,152,027	58.34%	34,969,804	31,472,823.47

17307GAU2	CML03UP3	A2	181,487,000	30,000,000	24,000,000	2,029,230	15.75%	3,779,455	3,401,509.68

17307GBD9	CML03001	IIA1	150,750,000	55,750,000	44,600,000	—	43.59%	19,442,970	17,498,672.90

17307GE61	CML05008	IA3A	95,299,000	95,299,000	76,239,200	37,039,562	71.79%	54,732,718	49,259,446.08

17307GEY0	CML04001	1A3	6,243,125	6,243,125	4,994,500	301,401	16.16%	807,193	726,473.52

17307GL89	CML05009	II12A2	94,800,000	20,000,000	16,000,000	6,871,005	63.81%	10,210,281	9,189,252.72

17307GY77	CML05012	IIA2	4,377,125	4,377,125	3,501,700	2,378,695	71.24%	2,494,534	2,245,080.96

17309FAH1	CML06AR5	1A5A	258,217,000	50,000,000	40,000,000	17,645,229	75.62%	30,246,051	27,221,445.72

17312FAE3	CMS07003	IA5	100,000,000	100,000,000	80,000,000	5,080,162	82.88%	66,307,736	59,676,962.26

17312VAV0	CML07006	2A4	78,757,000	39,378,500	31,502,800	15,214,662	85.41%	26,906,763	24,216,086.88

18976GAL0	CMA07A06	IA11	50,655,000	4,000,000	3,200,000	1,381,499	81.42%	2,605,511	2,344,960.08

22540VG63	CSF02009	IA1	244,598,300	30,000,000	24,000,000	653,815	3.70%	887,532	798,778.80

22541Q4V1	CSF04AR1	IIA1	138,555,000	69,765,000	55,812,000	4,043,493	14.94%	8,335,702	7,502,131.72

22541QPW6	CSF03021	IIIA1	137,888,000	50,000,000	40,000,000	—	5.40%	2,158,869	1,942,982.53

22541QT85	CSF03A28	IIA1	301,756,000	114,756,000	91,804,800	7,484,355	17.53%	16,092,149	14,482,934.15

22541SGN2	CSF04003	IIIA1	83,004,700	37,004,700	29,603,760	—	16.12%	4,771,109	4,293,997.87

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

22541SHZ4	CSF04AR5	2A1	100,000,000	100,000,000	80,000,000	15,447,707	40.21%	32,170,488	28,953,439.06

22541SNU8	CSF04AR6	2A1	191,240,000	116,240,000	92,992,000	16,323,412	38.19%	35,513,224	31,961,901.19

22541SRP5	CSF04AR7	2A1	287,200,000	48,875,000	39,100,000	5,387,263	29.14%	11,393,453	10,254,107.74

22541SZF8	CSF04005	IA8	56,768,629	29,210,000	23,368,000	—	11.90%	2,781,025	2,502,922.06

2254582C1	CSF05008	IVA1	46,286,826	46,286,826	37,029,461	19,928,234	66.71%	24,703,379	22,233,041.28

2254582D9	CSF05008	VA1	30,000,000	18,181,818	14,545,454	6,889,770	65.56%	9,535,663	8,582,096.81

2254582J6	CSF05008	VIIIA1	76,152,853	49,452,853	39,562,282	12,232,458	43.16%	17,075,353	15,367,817.52

2254585U8	CSF05009	IVA1	29,000,000	29,000,000	23,200,000	11,406,676	73.17%	16,975,728	15,278,155.20

225458FJ2	CSF05002	VA1	74,375,711	73,375,711	58,700,569	—	12.44%	7,301,765	6,571,588.70

225458KE7	CSF05003	IIIA9	21,417,856	10,232,143	8,185,714	1,161,292	68.37%	5,596,204	5,036,583.90

225458KJ6	CSF05003	IIIA13	65,743,014	55,743,014	44,594,411	—	48.17%	21,479,739	19,331,765.04

225458PN2	CSF05004	IIA1	50,000,000	50,000,000	40,000,000	12,566,202	54.48%	21,791,401	19,612,260.72

225458TX6	CSF05005	IIIA1	20,235,134	20,235,134	16,188,107	5,505,445	57.38%	9,288,742	8,359,868.16

225458TY4	CSF05005	IIIA2	66,486,866	66,486,866	53,189,493	18,089,319	57.38%	30,520,151	27,468,136.30

225470FM0	CSF05010	XA3	59,668,000	17,668,000	14,134,400	4,952,249	49.39%	6,981,370	6,283,232.64

225470N90	CSM06003	2A10	33,934,671	33,934,671	27,147,737	5,014,355	71.45%	19,396,105	17,456,494.43

225470P98	CSM06003	4A3	126,842,082	96,842,082	77,473,666	15,111,723	78.18%	60,572,478	54,515,230.23

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
225470RU9	CSF05012	3A1	100,904,862	100,904,862	80,723,890	26,410,575	50.85%	41,044,106	36,939,695.75

225470UJ0	CSM06001	1A2	14,646,924	14,646,924	11,717,539	8,970,124	97.49%	11,423,463	10,281,116.88

225470UK7	CSM06001	1A3	154,772,000	114,772,000	91,817,600	28,625,309	65.87%	60,480,563	54,432,507.12

225470YF4	CSM06002	2A1	70,814,000	70,814,000	56,651,200	11,511,100	72.58%	41,116,082	37,004,473.81

225470ZD8	CSM06002	6A1	94,096,000	94,096,000	75,276,800	17,174,796	75.25%	56,644,950	50,980,455.43

2254W0JV8	CSF04007	IIA2	100,000,000	100,000,000	80,000,000	—	11.56%	9,248,175	8,323,357.46

2254W0LB9	CSF04007	IIA5	28,450,009	28,450,009	22,760,007	1,209,390	24.84%	5,653,394	5,088,054.73

22942KAK6	CSM06007	3A1	51,902,285	51,902,285	41,521,828	12,268,922	64.86%	26,931,325	24,238,192.69

22942KBZ2	CSM06007	9A3	2,575,500	2,575,500	2,060,400	—	68.72%	1,415,872	1,274,284.80

22942KDJ6	CSMC2006-7	PP	100	100	80	—	100.00%	80	72.00

22944BAU2	CSM07005	3A1	90,000,000	50,000,000	40,000,000	27,117,626	89.98%	35,990,010	32,391,008.64

22944BAV0	CSM07005	3A2	22,500,000	12,500,000	10,000,000	6,779,407	89.98%	8,997,502	8,097,752.16

23242GBA1	CWA06O16	A5	182,316,000	17,316,000	13,852,800	3,571,444	69.72%	9,657,598	8,691,837.84

23332UGN8	DSLA06A1	2A1B	138,827,000	29,500,000	23,600,000	8,157,685	57.75%	13,628,663	12,265,796.42

23333YAD7	DSLA07A1	2A1B	111,804,000	29,303,000	23,442,400	11,792,842	85.92%	20,141,259	18,127,133.04

25150UAB4	DAA07OA2	A2	99,958,000	99,958,000	79,966,400	45,658,914	83.43%	66,717,160	60,045,443.84

25150WAA2	DAA07OA3	A1	745,364,000	150,000,000	120,000,000	79,213,282	92.75%	111,295,177	100,165,659.26

25150WAB0	DAA07OA3	A2	310,568,000	193,000,000	154,400,000	101,958,160	92.78%	143,251,880	128,926,692.10

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

25150XAA0	DAA07OA5	A1A	165,000,000	40,133,818	32,107,054	13,006,633	58.34%	18,730,803	16,857,722.95

251513AQ0	DAB06AB4	A1A	205,500,000	9,950,000	7,960,000	937,139	34.49%	2,745,676	2,471,108.40

25151XAA9	DAA07OA4	IA1A	420,000,000	52,787,000	42,229,600	27,010,568	90.30%	38,133,479	34,320,130.84

25151XAG6	DAA07OA4	A2B	312,883,000	214,883,000	171,906,400	110,273,694	90.11%	154,898,299	139,408,468.93

251563EE8	DMS04003	IIAR2	134,639,000	31,139,000	24,911,200	764,659	6.46%	1,610,218	1,449,195.86

251563FB3	DMS04004	VAR1	62,919,400	36,619,400	29,295,520	8,007,541	44.26%	12,967,583	11,670,825.07

251563FY3	DMS04005	A3	76,500,000	25,000,000	20,000,000	11,172,652	100.00%	20,000,000	18,000,000.00

32051D2U5	FHMT04A3	IA1	24,469,000	5,000,000	4,000,000	757,966	26.42%	1,056,767	951,090.30
32051D5U2	FHMT0405	IIAPO	486,965	486,965	389,572	17,397	29.34%	114,294	102,864.96

32051D6Z0	FHAT04F1	IAPO	2,584,052	2,584,052	2,067,242	450,719	42.43%	877,039	789,335.28
32051D7A4	FHAT04F1	IIAPO	293,487	293,487	234,790	46,935	54.31%	127,517	114,765.12
32051D7B2	FHAT04F1	IIIAPO	947,071	947,071	757,657	71,370	32.58%	246,847	222,162.48

32051DD33	FHMT03A3	IIA1	286,928,000	200,000,000	160,000,000	17,006,727	22.74%	36,388,406	32,749,565.33

32051DTM4	FHMT03A1	IIA1	189,643,000	75,143,000	60,114,400	—	3.49%	2,098,285	1,888,456.30

32051GAA3	FHAT04A4	A1	392,180,000	162,180,000	129,744,000	27,565,032	30.02%	38,945,656	35,051,090.13

32051GBT1	FHAT04A5	IIA1	87,581,000	87,581,000	70,064,800	12,109,321	26.66%	18,677,350	16,809,615.40

32051GDB8	FHAT04F2	IAPO	6,367,365	6,367,365	5,093,892	1,464,354	50.58%	2,576,743	2,319,068.88
32051GDE2	FHAT04F2	IIAPO	140,219	140,219	112,175	40,526	64.51%	72,366	65,129.76

32051GDG7	FHAT04F2	IIIAPO	1,682,717	1,682,717	1,346,174	496,983	70.19%	944,883	850,394.88

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

32051GDV4	FHMT04F1	1A1	55,976,000	25,976,000	20,780,800	1,009,560	5.03%	1,044,971	940,474.07

32051GFS9	FHAT05F1	IA7	10,150,000	10,150,000	8,120,000	10,415,077	124.55%	10,113,059	9,101,752.77

32051GFT7	FHAT05F1	IAPO	1,624,632	1,624,632	1,299,706	464,073	63.43%	824,349	741,913.92
32051GFW0	FHAT05F1	IIAPO	361,050	361,050	288,840	87,583	56.77%	163,967	147,570.48

32051GGS8	FHMT0501	IA2	15,000,000	15,000,000	12,000,000	373,818	55.43%	6,651,927	5,986,734.65

32051GJR7	FHAT05F2	IAPO	1,559,866	1,559,865	1,247,892	436,049	70.21%	876,156	788,540.40
32051GJU0	FHAT05F2	IIAPO	574,844	574,844	459,875	112,814	56.50%	259,815	233,833.68

32051GKH7	FHAT05F3	IAPO	3,038,564	3,038,564	2,430,851	883,771	69.54%	1,690,296	1,521,266.40
32051GKL8	FHAT05F3	IIAPO	430,690	430,690	344,552	80,304	54.08%	186,326	167,693.04

32051GNY7	FHAT05F4	IAPO	2,167,001	2,167,001	1,733,601	752,327	73.09%	1,267,116	1,140,404.40
32051GPB5	FHAT05F4	IIAPO	259,719	259,719	207,775	56,928	59.39%	123,404	111,063.60

32051GS63	FHAT06F1	IA3	110,907,000	50,000,000	40,000,000	18,273,816	80.87%	32,347,220	29,112,497.60

32051SAA7	FHAT06R2	A1	114,341,872	59,341,872	47,473,498	19,063,841	71.58%	33,983,726	30,585,353.78

32052FAE6	FHAT06F6	IA5	103,500,000	96,000,000	76,800,000	27,272,049	61.24%	47,031,320	42,328,187.64

32052NAF6	FHAT06A4	2AB3	12,212,000	12,212,000	9,769,600	—	51.57%	5,038,371	4,534,534.08

32052TAC0	FHAT06F5	A3	205,000,000	21,300,000	17,040,000	4,179,954	50.49%	8,603,442	7,743,097.97

32055GAF8	FHM07AR2	IIIA1	27,660,000	27,660,000	22,128,000	8,401,544	88.96%	19,684,601	17,716,140.55

32056JAE4	FHM07AR3	IIA2	88,472,000	28,472,000	22,777,600	8,053,900	84.11%	19,158,872	17,242,985.03

36185MFB3	GMM06AR2	5A1A	58,372,300	38,372,300	30,697,840	8,079,501	69.60%	21,365,251	19,228,725.65

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

36185N5T3	GMM04J06	2A1	148,359,556	35,000,000	28,000,000	0	42.29%	11,840,848	10,656,763.31

36228F3C8	GSR0406F	IIA8	35,246,000	35,246,000	28,196,800	—	100.00%	28,196,800	25,377,120.00

36228FAP1	GSM98004	A	94,317,057	15,000,000	12,000,000	706,146	8.98%	1,077,176	969,458.40

36228FCG9	GSM99002	A	120,124,000	10,000,000	8,000,000	453,015	8.98%	718,156	646,340.40

36228FLL8	GSRP0301	A3	116,356,000	20,000,000	16,000,000	144,679	6.71%	1,073,586	966,227.04

36228FW51	GSR04005	2A1	192,070,000	79,000,000	63,200,000	10,177,332	27.47%	17,361,370	15,625,232.97

36228FWS1	GSR03009	A2	160,748,000	57,748,000	46,198,400	3,033,401	15.75%	7,275,328	6,547,795.04

3622NAAX8	GSR07OA1	2A4	200,000,000	200,000,000	160,000,000	82,441,219	76.96%	123,141,744	110,827,569.60

3622NCAB2	GSR07OA2	2A1	105,399,000	105,399,000	84,319,200	53,192,546	89.03%	75,066,935	67,560,241.47

362334BN3	GSR0602F	2A1	110,830,000	70,830,000	56,664,000	13,640,697	78.14%	44,278,965	39,851,068.54

3623417L7	GSR0601F	2A12	156,139,000	153,639,000	122,911,200	23,280,808	67.56%	83,038,682	74,734,813.77

362341DL0	GSR0506F	1A2	50,000,000	50,000,000	40,000,000	2,719,930	68.66%	27,463,292	24,716,962.76

362341EG0	GSR0506F	3A13	100,000,000	100,000,000	80,000,000	5,926,402	57.67%	46,137,523	41,523,770.95

362341EJ4	GSR0506F	3A15	52,150,000	26,000,000	20,800,000	4,060,052	100.00%	20,800,000	18,720,000.00

362341FM6	GSR05AR4	3A4	205,630,000	205,630,000	164,504,000	18,926,213	47.73%	78,522,388	70,670,148.77

362341LL1	GSM05RP3	1AF	577,527,000	20,000,000	16,000,000	5,976,249	53.06%	8,488,805	7,639,924.32

362341ML0	GSR0507F	2A1	83,000,000	83,000,000	66,400,000	—	54.46%	36,163,907	32,547,516.50

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
362341S34	GSR0509F	2A2	243,272,000	150,000,000	120,000,000	20,825,621	65.93%	79,110,146	71,199,131.76

362341SD2	GSR05AR6	4A3	175,492,000	175,492,000	140,393,600	3,924,688	56.07%	78,715,817	70,844,235.14

362341VR7	GSR0508F	2A3	57,429,000	52,429,000	41,943,200	12,832,113	100.00%	41,943,200	37,748,880.00

362341WA3	GSR0508F	3A4	165,395,000	95,865,000	76,692,000	19,285,186	63.17%	48,445,120	43,600,607.78

362351AB4	GSAA0620	1A2	158,240,000	17,000,000	13,600,000	10,527,031	100.00%	13,600,000	12,240,000.00

36242D4W0	GSR05AR3	6A1	360,482,000	75,000,000	60,000,000	19,611,560	58.29%	34,971,944	31,474,749.96

36242D7D9	GSR0505F	4A7	127,063,000	127,063,000	101,650,400	7,044,121	45.80%	46,553,973	41,898,575.50

36242DBP7	GSR04009	5A2	44,352,000	44,352,000	35,481,600	—	29.41%	10,433,532	9,390,179.11

36242DUV3	GSR0501F	1A1	79,000,000	79,000,000	63,200,000	3,265,275	57.41%	36,284,523	32,656,070.96

36242DVD2	GSR0501F	2A1	145,000,000	110,000,000	88,000,000	—	43.81%	38,556,368	34,700,731.56

36242DW41	GSR0504F	4A1	40,333,000	40,333,000	32,266,400	—	28.18%	9,092,050	8,182,844.71

36242DXG3	GSM05RP1	1AF	685,201,000	25,000,000	20,000,000	6,071,117	43.80%	8,759,281	7,883,353.08

362650BR3	GSR0604F	6A3	7,068,000	7,068,000	5,654,400	1,305,071	69.43%	3,926,050	3,533,444.64

36297TAG7	GSR06AR2	4A1	190,796,000	80,285,000	64,228,000	27,288,475	72.14%	46,336,220	41,702,598.22

36298NAV6	GSR0607F	3A5	78,342,000	25,000,000	20,000,000	3,362,961	71.72%	14,343,696	12,909,326.27

39538VAA8	GPM04001	A	264,502,000	39,502,000	31,601,600	6,688,449	37.08%	11,716,620	10,544,958.22

39539GAB8	GPM06OH1	A2	109,120,000	10,000,000	8,000,000	2,044,034	83.51%	6,680,410	6,012,368.64

39539LAH4	GPM07AR2	2A1	440,936,000	135,936,000	108,748,800	67,999,477	94.87%	103,167,768	92,850,991.57

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

39539LAJ0	GPM07AR2	2A2	139,652,000	94,652,000	75,721,600	38,644,125	94.87%	71,835,537	64,651,983.62

39539MAA7	GPM07AR3	A1	299,768,000	65,000,000	52,000,000	32,924,825	97.88%	50,896,017	45,806,414.94

39539MAB5	GPM07AR3	A2	113,460,000	113,460,000	90,768,000	52,986,645	97.88%	88,840,955	79,956,859.06

41161PA86	HVML0601	2A1A	623,909,000	10,000,000	8,000,000	3,449,879	60.96%	4,877,182	4,389,463.44

41161PA94	HVML0601	2A1B	259,961,000	59,961,000	47,968,800	18,016,975	60.97%	29,248,719	26,323,846.86

41161PCZ4	HVML0401	3A	116,844,000	102,000,000	81,600,000	16,405,660	57.50%	46,919,549	42,227,594.02

41161PDA8	HVML0401	4A	97,485,000	45,000,000	36,000,000	5,865,479	65.59%	23,611,710	21,250,538.76

41161PDL4	HVML0402	2A1	369,107,000	53,750,000	43,000,000	2,010,973	7.92%	3,406,830	3,066,147.28

41161PFU2	HVML0406	4A	200,513,000	50,000,000	40,000,000	6,548,240	26.96%	10,783,845	9,705,460.68

41161PG72	HVML06U1	2A1A	111,032,000	19,800,000	15,840,000	7,037,120	68.45%	10,841,742	9,757,568.11

41161PHC0	HVML0408	2A4A	236,026,000	20,000,000	16,000,000	1,712,877	15.26%	2,441,915	2,197,723.61

41161PHE6	HVML0408	3A1	64,707,000	50,000,000	40,000,000	2,851,096	11.73%	4,693,963	4,224,566.84

41161PHS5	HVML0409	2A	142,015,000	142,015,000	113,612,000	9,527,019	11.99%	13,623,645	12,261,280.35

41161PJF1	HVML0409	4A2	250,000,000	150,000,000	120,000,000	18,003,790	20.60%	24,718,788	22,246,909.63

41161PJL8	HVML0410	3A1A	232,291,000	30,000,000	24,000,000	1,792,044	10.80%	2,590,968	2,331,871.57

41161PKE2	HVML0411	3A1B	55,877,000	17,806,000	14,244,800	1,871,623	19.88%	2,832,495	2,549,245.44

41161PKJ1	HVML0411	3A4	39,550,000	25,000,000	20,000,000	2,668,409	19.88%	3,976,883	3,579,194.43

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
41161PLD3	HVML0501	2A1A	420,370,000	10,000,000	8,000,000	1,241,554	21.93%	1,754,435	1,578,991.68

41161PMK6	HVML0503	2A2	64,776,000	64,776,000	51,820,800	12,102,669	32.07%	16,617,321	14,955,588.86

41161PQV8	HVML0508	1A2B	170,036,000	50,000,000	40,000,000	13,317,091	44.41%	17,762,752	15,986,477.16

41161PRS4	HVML0508	2A2	166,345,000	150,000,000	120,000,000	23,605,637	29.15%	34,980,613	31,482,551.56

41161PUL5	HVML0511	2A1B	103,606,000	40,000,000	32,000,000	7,120,090	33.61%	10,754,626	9,679,163.41

41161PWD1	HVML0513	2A1B	149,311,000	79,311,000	63,448,800	18,230,621	39.15%	24,838,366	22,354,529.29

41161PWV1	HVML0514	4A1A	119,491,000	119,491,000	95,592,800	48,204,842	73.88%	70,626,160	63,563,543.61

41161PXK4	HVML0515	2A1B	113,240,000	68,240,000	54,592,000	10,618,480	31.23%	17,048,706	15,343,835.21

41161PXP3	HVML0515	3A1B	60,181,000	60,181,000	48,144,800	15,807,946	50.63%	24,376,554	21,938,898.26

41161PZA4	HVML0516	3A1B	188,978,000	90,978,000	72,782,400	20,431,490	39.03%	28,405,609	25,565,048.39

41161XAN6	HVML0609	2A1B2	244,543,000	45,000,000	36,000,000	16,587,860	68.23%	24,564,586	22,108,127.23

41162BAA1	HVML06S1	A1A	299,170,000	110,000,000	88,000,000	39,980,905	65.76%	57,864,537	52,078,083.31

411640AB1	HVML0707	2A1A	539,536,000	90,000,000	72,000,000	41,445,498	89.78%	64,643,496	58,179,146.18

41164LAB5	HVML0702	2A1A	541,251,000	172,000,000	137,600,000	70,152,865	88.61%	121,921,158	109,729,042.53

41164LAC3	HVML0702	2A1B	225,520,000	50,000,000	40,000,000	16,263,201	88.61%	35,442,197	31,897,977.48

41164MAD9	HVML0701	2A1B	244,880,000	60,000,000	48,000,000	21,715,843	68.86%	33,051,586	29,746,426.95

41164UAB5	HVML0703	2A1A	285,874,000	35,000,000	28,000,000	13,980,832	82.09%	22,985,114	20,686,602.79

41164UAC3	HVML0703	2A1B	119,113,000	119,113,000	95,290,400	47,582,344	82.09%	78,227,506	70,404,755.84

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

41164YAB7	HVML0704	2A1	394,669,000	50,000,000	40,000,000	22,883,577	86.93%	34,772,740	31,295,466.18

41164YAC5	HVML0704	2A2	164,446,000	164,446,000	131,556,800	75,262,253	86.93%	114,364,761	102,928,284.63

41165AAB8	HVML0705	A1A	629,826,000	25,683,078	20,546,462	14,657,063	96.00%	19,724,919	17,752,427.38

41165AAC6	HVML0705	A1B	262,428,000	165,000,000	132,000,000	94,166,908	96.00%	126,726,249	114,053,624.11

41165BAC4	HVML0706	2A1A	240,309,000	120,309,000	96,247,200	56,444,816	92.18%	88,722,476	79,850,228.31

43739EAJ6	HMT04002	A1	687,048,300	80,000,000	64,000,000	11,638,586	25.84%	16,540,049	14,886,043.66

43739EBJ5	HMT05003	A1	831,908,000	10,000,000	8,000,000	2,715,447	50.92%	4,073,813	3,666,431.52

44329EAE1	HALO07A2	IIIA1	99,164,000	99,164,000	79,331,200	35,912,103	90.52%	71,807,948	64,627,153.04

45254NFY8	IMHE0311	1A1	803,803,000	30,000,000	24,000,000	955,023	6.12%	1,468,506	1,321,655.53

45254NHS9	IMHE0404	1A1	634,302,000	20,000,000	16,000,000	941,858	9.10%	1,455,758	1,310,181.84

45254TMT8	ISC03002	A2	47,498,000	44,500,000	35,600,000	4,405,845	22.79%	8,114,265	7,302,838.50

45660LCN7	INX05AR2	2A2A	188,365,000	83,365,000	66,692,000	8,323,158	19.90%	13,271,641	11,944,476.58

45660LCP2	INX05AR2	2A2B	33,242,000	16,000,000	12,800,000	1,597,439	19.90%	2,547,187	2,292,468.38

45660LEH8	INX05AR4	2A1B	87,931,000	20,000,000	16,000,000	2,143,687	24.31%	3,888,984	3,500,086.00

45660LEJ4	INX05AR4	2A2	33,885,000	10,000,000	8,000,000	801,554	24.31%	1,944,508	1,750,057.60

45660LEU9	RAS050A1	A1	328,508,000	103,508,000	82,806,400	13,621,571	39.83%	32,977,791	29,680,012.25

45660LGE3	INX05AR6	2A2	216,944,000	90,000,000	72,000,000	13,184,755	28.85%	20,771,210	18,694,089.21

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
45660LSP5	RAS05A8C	A1	40,804,000	40,804,000	32,643,200	5,296,292	40.56%	13,240,498	11,916,448.57

45660LZM4	INA05AR1	3A1	113,200,000	30,000,000	24,000,000	9,921,488	77.44%	18,584,426	16,725,983.07

45660N2J3	INX04AR8	2A2A	460,700,000	38,626,000	30,900,800	2,320,263	12.95%	4,001,784	3,601,605.32

45660N2X2	INX04A10	2A1	100,000,000	95,000,000	76,000,000	1,561,073	4.49%	3,414,945	3,073,450.78

45660N5H4	INX04A12	A1	338,000,000	30,000,000	24,000,000	2,195,947	13.22%	3,173,822	2,856,440.01

45660ND28	RAS040A2	2A1	59,730,000	59,730,000	47,784,000	3,571,177	12.98%	6,202,034	5,581,830.96

45660NE92	RAS040A3	A1	106,813,929	106,813,929	85,451,143	4,335,019	38.70%	33,071,790	29,764,611.05

45660NRM9	RAS030A8	A2	172,685,539	42,000,000	33,600,000	2,385,933	26.13%	8,779,174	7,901,256.98

45660NUD5	RAS03A10	A1	406,803,900	50,750,000	40,600,000	2,863,529	32.43%	13,164,918	11,848,426.60

45660NUU7	RAS03A11	A2	62,154,400	37,154,400	29,723,520	1,715,984	17.22%	5,119,122	4,607,209.45

45660NW76	RAS040R2	A4	49,453,000	49,453,000	39,562,400	2,810,613	31.91%	12,624,531	11,362,077.73

45660NWC5	RAS03A13	A4	128,750,000	43,750,000	35,000,000	345,414	16.52%	5,781,348	5,203,213.19

45661KAU4	INX06A11	5A1	118,478,000	25,000,000	20,000,000	7,554,000	69.59%	13,918,350	12,526,515.36

45662FAA8	INA06AR3	1A1	213,692,000	57,097,000	45,677,600	21,960,662	76.00%	34,715,242	31,243,717.66

45662FAD2	INA06AR3	2A1	107,754,000	50,000,000	40,000,000	16,305,493	72.59%	29,034,498	26,131,048.16

45667QAC5	INX06A31	A3	98,574,000	73,574,000	58,859,200	24,464,232	71.88%	42,306,391	38,075,752.00

45668JAD8	INX06A33	2A11	84,758,000	64,758,000	51,806,400	16,625,615	66.19%	34,292,412	30,863,170.60

45668RAD0	INX07FL2	A2	81,947,000	31,947,000	25,557,600	16,365,296	91.16%	23,298,158	20,968,342.28

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

45669WAD8	INX07FL5	2A2	102,934,000	102,934,000	82,347,200	55,025,953	96.70%	79,631,091	71,667,981.75

45670BAQ2	INX07A21	8A1	240,528,000	90,000,000	72,000,000	34,810,796	88.17%	63,481,938	57,133,743.79

45670LAA5	IMSC07H1	A11	168,288,000	100,000,000	80,000,000	49,655,913	88.38%	70,701,660	63,631,494.43

45670PAC2	INX07FL6	2A1	215,935,200	40,000,000	32,000,000	20,285,856	98.12%	31,397,175	28,257,457.77

466247AF0	JPM03A01	4A3	20,262,100	15,262,100	12,209,680	—	69.12%	8,439,880	7,595,891.71

466247AV5	JPM03A02	2A2	50,217,100	12,217,100	9,773,680	—	72.67%	7,102,840	6,392,555.65

466247BT9	JPM04A01	5A1	163,371,600	19,000,000	15,200,000	1,139,410	18.17%	2,761,995	2,485,795.34

466247CX9	JPM04A03	3A1	25,000,000	25,000,000	20,000,000	—	14.68%	2,936,102	2,642,491.37

466247ES8	JPM04S01	1A8	18,461,700	18,461,700	14,769,360	1,603,626	47.72%	7,047,932	6,343,138.59

466247F40	JPM06A01	3A1	119,738,900	119,738,900	95,791,120	—	47.69%	45,679,109	41,111,198.40

466247HA4	JPM04A06	5A1	23,833,300	23,833,300	19,066,640	3,098,987	50.07%	9,546,832	8,592,149.02

466247J46	JPM06A02	2A1	500,131,400	200,000,000	160,000,000	32,145,499	64.23%	102,762,799	92,486,519.28

466247JF1	JPM04S02	2A9	34,889,100	34,889,100	27,911,280	—	34.71%	9,688,840	8,719,955.85

466247M91	JPM06S01	2A2	76,089,000	76,089,000	60,871,200	8,054,955	67.25%	40,933,957	36,840,561.53

466247N33	JPM06S01	2A4	52,774,400	52,024,400	41,619,520	5,936,897	66.54%	27,694,255	24,924,829.86

466247QL0	JPM05A03	6A4	61,218,800	61,218,800	48,975,040	4,402,005	37.74%	18,482,783	16,634,504.62

466247RU9	JPM05A04	4A1	167,264,850	167,264,850	133,811,880	—	51.84%	69,369,337	62,432,403.14

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
466247UZ4	JPM05S02	2A7	100,000,000	100,000,000	80,000,000	—	64.23%	51,386,948	46,248,253.13

466247WR0	JPM05A07	2A4	99,374,900	99,374,900	79,499,920	10,463,419	70.45%	56,008,867	50,407,980.57

466247ZX4	JPM05S03	1A10	138,678,600	138,678,600	110,942,880	23,164,947	60.18%	66,767,645	60,090,880.64

46627MBV8	JMA05A02	3A2	39,489,000	7,244,000	5,795,200	1,462,166	53.47%	3,098,484	2,788,635.60

46627MFA0	JMA06S01	3A2	77,526,000	23,452,000	18,761,600	8,455,267	100.00%	18,761,600	16,885,440.00

46628YBG4	JPM06S02	3A5	115,131,866	110,000,000	88,000,000	12,773,886	73.94%	65,067,389	58,560,649.73

46629CAK3	JPM06A05	3A4	130,333,000	34,108,000	27,286,400	2,958,375	53.40%	14,570,517	13,113,464.91

46630UAL8	JPM07A03	3A1	150,000,000	150,000,000	120,000,000	48,221,045	81.99%	98,386,997	88,548,297.55

52520MAR4	LMT05001	4A7	1,339,231	1,339,231	1,071,385	1,071,333	100.00%	1,071,361	964,224.72

52520MBY8	LMT05002	3A1	85,000,000	59,000,000	47,200,000	27,789,591	74.95%	35,378,512	31,840,660.81

52520MCJ0	LMT05002	5A2	27,365,358	1,000,000	800,000	485,693	88.24%	705,927	635,334.48

52520TAS7	LMT06005	2A1	181,849,000	25,000,000	20,000,000	8,979,891	71.29%	14,258,654	12,832,788.24

52521DAB8	LMT07002	1A2	113,818,000	100,000,000	80,000,000	44,531,226	87.88%	70,306,051	63,275,445.50

525221AQ0	LXS05003	3A1A	178,806,000	69,403,000	55,522,400	—	14.71%	8,165,424	7,348,881.57

525226AB2	LXS0612N	1A1A2	76,947,000	46,947,000	37,557,600	—	100.00%	37,557,600	33,801,840.00

52524GAB8	LXS0707N	1A1B	266,271,000	190,000,000	152,000,000	98,235,746	92.57%	140,710,953	126,639,857.98

52524HAH3	LXS0704N	3A1A	212,045,000	212,045,000	169,636,000	88,645,324	86.26%	146,329,678	131,696,709.80

52524VAK5	LXS0715N	AF2	253,958,000	100,000,000	80,000,000	50,349,152	95.66%	76,528,419	68,875,576.78

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

52524YAF0	LXS0712N	2A1	232,912,000	53,000,000	42,400,000	26,321,904	94.25%	39,963,105	35,966,794.41

52524YAG8	LXS0712N	2A2	88,857,000	45,000,000	36,000,000	15,666,591	94.25%	33,930,938	30,537,844.31

52524YAK9	LXS0712N	3A1	123,204,000	123,204,000	98,563,200	65,003,486	98.38%	96,964,860	87,268,374.28

52524YAL7	LXS0712N	3A2	46,818,000	46,818,000	37,454,400	24,701,578	98.39%	36,850,195	33,165,175.18

52525AAA2	LXS0720N	A1	275,192,000	150,000,000	120,000,000	79,590,006	93.07%	111,687,105	100,518,394.18

52525BBH4	LXS0716N	AF2	249,506,000	249,506,000	199,604,800	129,095,590	94.81%	189,255,232	170,329,709.19

52525DAH1	LXS0718N	AF2	142,135,000	107,135,000	85,708,000	52,569,431	93.61%	80,234,723	72,211,251.04

550279AN3	LUM06001	A2	129,267,000	28,940,373	23,152,298	8,403,207	53.56%	12,401,097	11,160,987.23

550279BB8	LUM06002	A1B	179,330,000	20,000,000	16,000,000	5,444,972	55.85%	8,935,923	8,042,330.45

55028BAG2	LUM06007	IIA1	293,107,000	58,107,000	46,485,600	25,529,199	81.50%	37,887,055	34,098,349.83

55028CAA3	LUM07001	IA1	371,114,000	60,000,000	48,000,000	19,988,383	69.53%	33,373,865	30,036,478.32

55265WDF7	MSST0502	2A1	47,924,000	24,924,000	19,939,200	3,326,061	43.05%	8,583,714	7,725,342.24

576431AC4	MARM0701	I2A2	254,287,000	100,000,000	80,000,000	38,259,366	84.46%	67,569,702	60,812,732.02

576431AD2	MARM0701	I2A3	295,039,000	240,000,000	192,000,000	104,377,899	84.46%	162,167,288	145,950,558.91

576433NQ5	MARM0406	1A1	39,878,000	39,878,000	31,902,400	—	0.80%	254,989	229,490.18

576433PR1	MARM0407	3A1	167,639,000	34,515,000	27,612,000	8,170,567	51.38%	14,188,111	12,769,299.78

576433RP3	MARM0409	2A1	292,310,000	24,772,000	19,817,600	—	0.90%	178,866	160,979.76

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
576433UL8	MARM0413	3A6	240,000,000	40,000,000	32,000,000	4,949,132	100.00%	32,000,000	28,800,000.00

5764342H6	MALT0602	2A1	200,000,000	5,000,000	4,000,000	1,280,912	51.73%	2,069,109	1,862,197.92

576434D84	MALT0501	2A1	63,000,000	59,000,000	47,200,000	16,192,262	54.35%	25,653,678	23,088,310.58

576434E75	MALT0501	6A4	154,445,000	40,445,000	32,356,000	6,000,805	43.78%	14,164,813	12,748,331.33

576434MR2	MALT0402	8A1	21,879,500	21,879,500	17,503,600	998,581	24.04%	4,208,176	3,787,358.41

576434W34	MALT0506	2A1	69,808,000	10,000,000	8,000,000	3,982,272	69.86%	5,588,662	5,029,796.16

576434YQ1	MALT0412	6A2	50,700,000	50,700,000	40,560,000	4,570,193	47.92%	19,434,634	17,491,171.04

576434ZR8	MALT0413	2A1	42,500,000	8,304,000	6,643,200	1,823,240	57.50%	3,819,555	3,437,599.68

57643MJH8	MAST0411	5A1	7,398,000	7,398,000	5,918,400	29,449	29.59%	1,751,334	1,576,200.96

57645TAA5	MARM07H2	A1	416,888,000	120,388,000	96,310,400	45,094,183	82.91%	79,847,055	71,862,349.46

5899292M9	MLCC03F	A1	839,000,000	10,000,000	8,000,000	687,319	11.62%	929,754	836,778.96

5899296M5	MLCC03H	A1	365,708,000	14,908,000	11,926,400	962,671	11.47%	1,367,848	1,231,063.20

589929K56	MLCC03B	A1	791,510,000	30,000,000	24,000,000	2,077,094	11.61%	2,787,326	2,508,593.05

589929S41	MLCC03C	A1	773,795,000	33,000,000	26,400,000	2,028,413	10.64%	2,810,079	2,529,071.28

59020UAR6	MLCC04A	A1	991,600,000	19,735,000	15,788,000	1,396,527	12.31%	1,943,262	1,748,936.16

59020UBU8	MLCC04B	A1	569,500,000	15,000,000	12,000,000	1,037,619	11.83%	1,419,744	1,277,769.60

59020UDN2	MLCC04C	A1	224,818,000	20,000,000	16,000,000	1,564,348	12.75%	2,039,257	1,835,331.12

59020UET8	MLCC04H1	A1	157,500,000	47,000,000	37,600,000	2,469,427	8.89%	3,341,893	3,007,703.90

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

59020UGF6	MLCC04D	A1	377,130,000	20,000,000	16,000,000	1,479,479	12.10%	1,936,325	1,742,692.32

59020UNZ4	MLCC04G	A1	306,568,000	12,000,000	9,600,000	566,737	10.12%	971,070	873,962.64

59020UQ40	MLM05A08	A3A2	99,728,000	15,000,000	12,000,000	4,580,235	75.35%	9,042,127	8,137,914.48

59020USH9	MLM05A02	A1	230,000,000	50,000,000	40,000,000	12,850,860	60.77%	24,306,225	21,875,602.68

59020UTJ4	MLM05A02	A6	25,000,000	25,000,000	20,000,000	—	18.68%	3,735,259	3,361,732.81

59020UVL6	MLCC0501	2A4	78,450,000	78,450,000	62,760,000	—	40.96%	25,703,792	23,133,412.56

59020UXJ9	MLM05A04	IIA1	133,885,000	133,885,000	107,108,000	—	19.16%	20,520,678	18,468,610.57

59020UYL3	MLM05A05	A1	250,000,000	150,000,000	120,000,000	1,417,757	41.65%	49,979,410	44,981,468.86

590227AA2	MLA07OA5	A1	410,922,800	100,000,000	80,000,000	61,891,849	93.63%	74,905,771	67,415,194.08

59023CAH5	MLM06A03	VA1	39,359,000	39,359,000	31,487,200	11,393,623	77.21%	24,311,752	21,880,576.54

59023TAB1	MLA07OA1	A2	99,309,000	99,309,000	79,447,200	53,607,047	81.55%	64,791,882	58,312,693.51

59024BAB9	MLA07OA2	A2	143,792,000	143,792,000	115,033,600	64,481,084	83.63%	96,201,524	86,581,371.70

59024JAA4	MLA07OA3	A1	216,169,000	50,000,000	40,000,000	26,516,429	92.02%	36,809,996	33,128,996.76

59024JAB2	MLA07OA3	A2	90,069,000	90,069,000	72,055,200	36,737,314	92.02%	66,308,791	59,677,912.18

617487AF0	MSM0616A	3A1	197,408,000	175,408,000	140,326,400	84,359,576	72.93%	102,346,585	92,111,926.35

61748HBF7	MSM046AR	1A	318,369,000	15,000,000	12,000,000	1,298,338	21.93%	2,631,541	2,368,386.72

61748HDG3	MSM04004	1A10	75,000,000	71,000,000	56,800,000	6,846,440	43.96%	24,969,869	22,472,881.96

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
61748HDK4	MSM04004	1A13	137,480,000	134,480,000	107,584,000	5,741,442	39.68%	42,690,488	38,421,439.15

61748HJH5	MSM05001	4A1	63,240,000	63,240,000	50,592,000	14,579,076	53.78%	27,206,988	24,486,289.51

61748HPR6	MSM05007	7A6	89,117,000	76,677,000	61,341,600	24,369,543	77.35%	47,448,247	42,703,422.72

61748HRW3	MSM05010	1A5	52,050,000	52,050,000	41,640,000	6,489,108	60.06%	25,008,419	22,507,576.68

61749LAR2	MSM068AR	6A1	57,074,000	36,074,000	28,859,200	11,650,107	87.04%	25,119,225	22,607,302.65

61756VAE9	MSM0714A	2A1	321,118,000	171,118,000	136,894,400	66,680,794	84.31%	115,414,572	103,873,114.90

61756XAH8	MSM0715A	2A2	42,513,000	42,513,000	34,010,400	22,923,053	90.16%	30,664,005	27,597,604.76

61756XBT1	MSM0715A	5A1	103,646,000	103,646,000	82,916,800	57,006,410	89.47%	74,183,765	66,765,388.93

61913PAP7	MIT05001	1A1	665,763,000	7,763,000	6,210,400	1,485,117	37.74%	2,343,756	2,109,380.40

61915RBC9	MIT05AR1	IA2	105,748,000	30,803,000	24,642,400	5,855,603	43.61%	10,746,153	9,671,537.51

62951MAZ3	NAA04R03	AF	77,202,673	67,202,673	53,762,138	15,054,338	39.66%	21,323,495	19,191,145.71

643528AC6	NCA06AL1	AF3	74,436,000	44,436,000	35,548,800	28,339,839	100.00%	35,548,800	31,993,920.00

65536PAQ3	NAA06AF1	VA	27,133,000	27,133,000	21,706,400	5,060,149	69.46%	15,077,832	13,570,049.05

68383NCE1	OMAC0504	IA2	95,006,000	20,006,000	16,004,800	4,556,539	47.44%	7,592,843	6,833,558.88

68383NDV2	OMAC0601	IA1B	219,307,000	20,000,000	16,000,000	6,567,183	100.00%	16,000,000	14,400,000.00

69335QAA1	PHH06002	A1	25,059,958	25,059,958	20,047,966	2,008,598	74.83%	15,002,121	13,501,908.88

69335QAE3	PHH06002	A5	93,972,937	93,972,937	75,178,350	6,470,956	63.29%	47,581,503	42,823,352.59

69336RDJ6	PHH06001	A6	44,687,384	44,687,384	35,749,907	2,015,281	55.85%	19,966,288	17,969,659.64

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
69337BAN4	PHHA0701	II2PO	333,212	333,212	266,570	40,729	88.31%	235,401	211,860.72

69337HAT8	PHHA0702	2PO	993,618	993,618	794,894	471,397	91.63%	728,380	655,542.00

69348RTC0	PNC99010	DB1	14,876,134	14,876,134	11,900,907	2,898,603	34.99%	4,163,875	3,747,487.68

69348RTD8	PNC99010	DB2	7,330,270	7,330,270	5,864,216	1,428,297	34.99%	2,051,765	1,846,588.32

74160MGJ5	PRT05001	A1	122,951,000	122,951,000	98,360,800	—	52.15%	51,294,689	46,165,219.75

74160MHB1	PRTR0501	2A2	62,306,500	37,306,500	29,845,200	—	58.13%	17,347,782	15,613,003.80

743873AA9	PFM03001	A	364,182,000	50,000,000	40,000,000	1,901,988	10.42%	4,169,050	3,752,144.89

74922AAA5	RFC07QH6	A1	336,244,000	152,000,000	121,600,000	77,185,066	94.50%	114,910,107	103,419,096.35

74922AAB3	RFC07QH6	A2	140,102,000	70,000,000	56,000,000	35,545,754	94.50%	52,919,128	47,627,215.42

74922EAA7	RFC06QS6	IA1	100,000,000	100,000,000	80,000,000	27,441,142	56.45%	45,157,047	40,641,342.62

74922GAE4	RFC06Q14	A5	15,384,616	15,384,616	12,307,693	4,711,169	65.95%	8,117,158	7,305,441.84

74922GAK0	RFC06Q14	A10	5,547,285	5,547,285	4,437,828	2,960,054	100.00%	4,437,828	3,994,045.20

74922HAA0	RFC07QH1	A1	297,454,000	35,000,000	28,000,000	16,614,870	87.87%	24,603,956	22,143,559.96

74922HAB8	RFC07QH1	A2	123,939,000	21,939,000	17,551,200	10,414,675	87.87%	15,422,462	13,880,216.06

74922JAA6	RFC07QH2	A1	197,814,000	37,599,000	30,079,200	17,419,393	90.03%	27,081,769	24,373,592.43

74922JAB4	RFC07QH2	A2	82,422,000	34,922,000	27,937,600	16,179,155	90.03%	25,153,583	22,638,224.29

74922RAH3	RFC06Q18	IIA1	597,538,950	25,000,000	20,000,000	8,848,090	69.91%	13,982,010	12,583,808.64

74922TAB2	RFC07QH4	A2	94,228,000	39,228,000	31,382,400	19,594,928	93.74%	29,419,300	26,477,369.96

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

74922UAG8	RFC07QS8	A7	187,132,500	187,132,500	149,706,000	79,462,008	84.52%	126,532,933	113,879,639.39
74922WAA7	RFC07QH3	A1	198,727,000	82,000,000	65,600,000	39,078,571	91.41%	59,966,879	53,970,190.98

749236AE5	RFC07QA5	IIIA1	45,451,200	45,451,200	36,360,960	21,863,738	91.26%	33,183,187	29,864,868.36

74923XAD8	RFC07QA3	A4	83,563,590	26,331,090	21,064,872	—	78.68%	16,574,402	14,916,961.64

74923XAE6	RFC07QA3	A5	83,563,590	30,886,590	24,709,272	—	78.68%	19,441,913	17,497,721.45

74923YAA2	RFC07QA4	A1A	130,000,000	80,000,000	64,000,000	21,264,452	75.69%	48,439,058	43,595,151.84

74927UAA6	RGC05RP1	IF	241,443,000	63,000,000	50,400,000	15,280,890	44.79%	22,573,221	20,315,899.26

74927UAV0	RGC0500A	1A	28,268,000	28,268,000	22,614,400	6,808,717	59.54%	13,464,412	12,117,970.79

74927WAC8	RGC0700A	2A2	112,262,000	112,262,000	89,809,600	40,321,436	79.97%	71,821,350	64,639,215.23

74958EAC0	RFC06S12	IIA2	267,085,000	150,000,000	120,000,000	14,907,809	65.21%	78,246,626	70,421,963.11

74958WAF3	RFC07SA1	IIIA	57,954,000	57,954,000	46,363,200	21,822,938	82.94%	38,455,789	34,610,210.07

74958XAF1	RFC07SA2	IVA	64,756,000	34,756,000	27,804,800	12,965,460	85.40%	23,745,602	21,371,041.49

75114HAD9	RFC06QO5	IIA1	237,255,000	10,000,000	8,000,000	4,059,413	78.11%	6,248,657	5,623,790.89

75114HAE7	RFC06QO5	IIA2	118,628,000	12,000,000	9,600,000	2,990,786	78.11%	7,498,388	6,748,549.07

75114NAB0	RFC06QO6	A2	302,230,000	100,000,000	80,000,000	39,784,117	74.54%	59,634,205	53,670,784.82

751150AB9	RFC06QO7	IA2	57,713,000	37,713,000	30,170,400	—	79.88%	24,100,987	21,690,888.67

751155AN2	RFC06Q10	A13	66,810,666	16,810,666	13,448,533	5,633,103	67.35%	9,057,514	8,151,762.24

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
751155BE1	RFC06Q10	A19	5,293,385	5,293,385	4,234,708	1,915,240	60.86%	2,577,380	2,319,642.00

75116AAB6	RFC07QO2	A2	48,527,000	18,888,000	15,110,400	134,650	88.82%	13,421,554	12,079,398.89

75116BAB4	RFC07QS3	A2	300,000,000	300,000,000	240,000,000	113,715,576	79.07%	189,775,375	170,797,837.46

75116CAA4	RFC07QS6	A1	175,000,000	33,500,000	26,800,000	13,511,041	85.45%	22,901,186	20,611,067.77

75116EAB8	RFC07QH5	AI2	81,311,000	61,311,000	49,048,800	29,934,677	95.45%	46,818,716	42,136,844.59

7609857K1	RFC04RS7	AIII	124,375,000	29,375,000	23,500,000	5,080,560	36.66%	8,615,864	7,754,277.40

760985U25	RFC04RZ1	AII	160,000,000	26,000,000	20,800,000	2,020,242	12.34%	2,566,859	2,310,173.27

76110G2G5	RFC02Q17	NB1	186,950,000	30,000,000	24,000,000	—	1.24%	298,478	268,630.56

76110G2U4	RFC02Q19	A2	157,640,000	32,640,000	26,112,000	442,790	8.43%	2,201,971	1,981,774.08

76110G4R9	RFC03QS1	A9	24,545,454	24,545,454	19,636,363	581,007	9.70%	1,904,103	1,713,692.89

76110G5P2	RFC03QS2	A7	103,463,750	15,000,000	12,000,000	700,119	11.64%	1,397,315	1,257,583.73

76110G6V8	RFC03QS5	A2	53,203,411	53,203,411	42,562,729	3,593,192	22.27%	9,480,182	8,532,163.45

76110G6Z9	RFC03QS5	A6	7,812,500	7,812,500	6,250,000	527,632	22.27%	1,392,090	1,252,880.64

76110GE80	RFC02QS9	A1	40,158,900	20,000,000	16,000,000	226,531	2.62%	419,522	377,569.40

76110GSL6	RFC01Q16	M1	8,908,700	8,908,700	7,126,960	3,047,155	78.55%	5,598,092	5,038,282.80

76110GSM4	RFC01Q16	M2	2,628,800	2,628,800	2,103,040	912,236	78.57%	1,652,296	1,487,066.40

76110GU58	RFC02Q14	A10	53,687,571	53,687,571	42,950,057	1,739,051	6.56%	2,815,579	2,534,021.28

76110H2X6	RFC05QS5	A1	85,000,000	60,000,000	48,000,000	11,064,125	42.13%	20,220,797	18,198,717.12

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

76110H5F2	RFC05QS6	A1	148,000,000	148,000,000	118,400,000	21,687,562	48.35%	57,251,472	51,526,324.71

76110H5J4	RFC05QS6	A4	13,883,333	13,883,333	11,106,666	5,033,697	46.94%	5,213,278	4,691,949.84

76110H6E4	RFC05QA6	AIII1	25,765,700	25,765,700	20,612,560	4,579,285	44.75%	9,224,007	8,301,606.04

76110H7B9	RFC05QA7	AII1	209,814,000	69,000,000	55,200,000	19,469,897	47.76%	26,362,911	23,726,620.28

76110HAV1	RFC03QS8	A4	46,255,230	46,255,230	37,004,184	4,497,702	23.96%	8,867,454	7,980,708.97

76110HB57	RFC04QR1	A1	160,432,988	135,432,988	108,346,390	11,789,214	35.48%	38,442,874	34,598,586.91

76110HCB3	RFC03QS9	A2	62,730,625	62,730,625	50,184,500	5,008,936	28.39%	14,246,243	12,821,618.90

76110HDD8	RFC03Q10	A15	29,560,000	29,560,000	23,648,000	2,279,662	22.33%	5,281,136	4,753,022.39

76110HEH8	RFC03Q11	A1	111,963,274	50,000,000	40,000,000	3,070,489	18.01%	7,205,292	6,484,763.09

76110HEL9	RFC03Q11	A4	50,000,000	50,000,000	40,000,000	3,172,719	18.61%	7,445,188	6,700,669.02

76110HEM7	RFC03Q11	A5	175,649,086	76,420,125	61,136,100	4,692,944	18.01%	11,012,584	9,911,325.58

76110HER6	RFC03Q11	A9	92,342,923	92,342,923	73,874,338	10,903,191	26.68%	19,706,871	17,736,184.09

76110HFZ7	RFC03Q13	A7	137,809,825	80,309,825	64,247,860	10,979,223	32.94%	21,165,383	19,048,844.87

76110HHX0	RFC03Q17	CB3	47,222,000	12,222,000	9,777,600	—	47.94%	4,687,538	4,218,783.84

76110HJ59	RFC04Q16	1A1	325,000,000	101,000,000	80,800,000	10,902,245	36.15%	29,208,939	26,288,044.82

76110HKD0	RFC03R13	A3	11,000,000	11,000,000	8,800,000	3,309,403	100.00%	8,800,000	7,920,000.00

76110HMV8	RFC03Q22	A1	53,472,000	24,917,952	19,934,362	885,489	18.26%	3,639,625	3,275,662.31

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
76110HN88	RFC05QS1	A1	100,000,000	100,000,000	80,000,000	20,684,285	47.46%	37,964,992	34,168,492.87

76110HP45	RFC05QS1	A5	76,378,000	26,000,000	20,800,000	5,377,914	47.46%	9,870,898	8,883,808.15

76110HQ69	RFC05QS2	A1	171,752,000	66,252,000	53,001,600	12,876,899	47.93%	25,406,311	22,865,679.54

76110HQG7	RFC04QS2	AI1	48,538,800	48,538,800	38,831,040	4,298,452	37.87%	14,704,983	13,234,484.45

76110HUT4	RFC04QS8	A9	25,174,900	25,174,900	20,139,920	5,269,663	49.21%	9,911,021	8,919,918.73

76110HWU9	RFC04Q11	A1	50,792,000	50,792,000	40,633,600	2,894,551	22.88%	9,297,889	8,368,099.74

761118AV0	RFC05QS9	A2	50,000,000	50,000,000	40,000,000	8,205,156	44.17%	17,668,439	15,901,595.28

761118CX4	RFC05Q10	IIIA1	105,149,000	25,000,000	20,000,000	5,469,916	50.66%	10,132,871	9,119,584.08

761118DU9	RFC05Q12	A7	64,000,000	9,200,000	7,360,000	317,301	51.30%	3,775,373	3,397,835.52

761118HU5	RFC05QO2	A1	230,935,000	75,000,000	60,000,000	18,627,884	45.18%	27,108,257	24,397,431.12

761118JH2	RFC05Q14	IIA1	115,613,000	45,000,000	36,000,000	15,907,277	62.94%	22,657,101	20,391,390.72

761118KV9	RFC05QO3	A2	113,133,000	43,133,000	34,506,400	10,134,936	49.07%	16,933,222	15,239,900.10

761118NP9	RFC05QO4	IIA2	120,953,000	27,953,000	22,362,400	6,172,583	52.40%	11,717,897	10,546,107.12

761118PY8	RFC05Q17	A9	128,790,000	128,790,000	103,032,000	33,504,379	55.83%	57,525,829	51,773,245.77

761118PZ5	RFC05Q17	A10	162,694,000	62,694,000	50,155,200	13,382,863	50.40%	25,279,983	22,751,984.52

761118QM3	RFC05QO5	A1	694,684,000	50,000,000	40,000,000	14,664,844	53.85%	21,541,042	19,386,937.44

761118RM2	RFC06QO1	3A1	309,242,000	10,000,000	8,000,000	3,784,567	66.50%	5,320,194	4,788,174.96

761118RN0	RFC06QO1	3A2	128,851,000	105,851,000	84,680,800	24,512,773	66.50%	56,314,716	50,683,244.31

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

761118VY1	RFC06QO2	A1	370,542,000	51,742,000	41,393,600	14,089,494	55.75%	23,075,778	20,768,200.56

761118VZ8	RFC06QO2	A2	154,392,000	54,392,000	43,513,600	16,238,264	60.13%	26,164,633	23,548,169.62

761118WQ7	RFC06QO3	A2	149,747,000	17,747,000	14,197,600	6,580,827	69.21%	9,826,627	8,843,964.48

76111J2T0	RFC03S07	A1	100,000,000	100,000,000	80,000,000	—	26.60%	21,277,756	19,149,980.33

76111J7F5	RFC03S10	A1	177,696,000	117,696,000	94,156,800	—	22.07%	20,782,247	18,704,021.96

76111JP65	RFC03S02	A4	93,551,000	93,551,000	74,840,800	—	5.91%	4,423,022	3,980,719.64

76111JV50	RFC03S04	A12	50,000,000	50,000,000	40,000,000	—	26.63%	10,651,405	9,586,264.82

76111XDS9	RFC03S20	IA2	155,498,000	78,300,000	62,640,000	—	17.99%	11,271,270	10,144,142.74

76111XDT7	RFC03S20	IA3	50,000,000	50,000,000	40,000,000	—	17.99%	7,197,490	6,477,741.22

76111XEA7	RFC03S20	IIA1	225,379,000	80,000,000	64,000,000	6,963,606	43.34%	27,735,119	24,961,606.79

76111XFT5	RFC04S02	A1	147,645,182	47,645,182	38,116,146	—	40.46%	15,423,540	13,881,185.61

76111XJP9	RFC04S05	IA3	160,873,000	75,000,000	60,000,000	—	44.34%	26,601,077	23,940,969.07

76111XLV3	RFC04S06	IIA1	114,643,000	83,143,000	66,514,400	—	49.44%	32,882,496	29,594,246.15

76112BES5	RFC04SP3	AII	156,751,000	20,000,000	16,000,000	2,470,226	32.08%	5,132,994	4,619,694.96

76113XAA9	RAS06A12	A1	289,176,000	88,000,000	70,400,000	23,360,995	58.52%	41,201,160	37,081,044.00

76114DAB0	RAS06A15	A2	29,160,000	26,160,000	20,928,000	8,600,345	68.65%	14,366,058	12,929,452.12

76114QAB1	RAS070A7	A2	180,140,000	155,140,000	124,112,000	75,440,782	89.46%	111,030,088	99,927,079.49

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
78473NAE3	STR07001	3A1	93,757,000	93,757,000	75,005,600	24,555,003	78.17%	58,633,621	52,770,259.26

79548K5X2	UPM01UP2	AF2	75,108,532	15,000,000	12,000,000	—	0.47%	56,286	50,657.76

79548KUW6	SBM797H1	B4	11,415,000	3,805,000	3,044,000	—	7.18%	218,596	196,736.32

79548KXS2	SBM797H2	B3	17,413,000	17,413,000	13,930,400	2,003,347	33.53%	4,670,582	4,203,524.16

79549AFP9	SB701CP1	B3	2,438,000	2,438,000	1,950,400	—	23.71%	462,471	416,224.08

81743PBH8	SQMT0304	1A1	148,641,000	20,000,000	16,000,000	2,000,698	17.21%	2,754,373	2,478,935.52

81743PCJ3	SQMT0305	A1	675,596,000	20,000,000	16,000,000	989,291	8.88%	1,421,034	1,278,930.24

81744FBS5	SQMT0405	A1	553,000,000	135,000,000	108,000,000	6,962,327	8.90%	9,608,588	8,647,729.45

81744FDV6	SQMT0409	A1	453,364,000	20,000,000	16,000,000	2,050,604	16.47%	2,635,879	2,372,291.28

81744FEV5	SQMT0410	A2	203,441,000	15,000,000	12,000,000	1,578,603	17.27%	2,072,322	1,865,089.44

81744HAH6	SQMT0701	4A1	98,689,000	25,000,000	20,000,000	9,008,872	82.91%	16,582,557	14,924,301.30

81744JAE9	SQMT0704	3A1	49,260,000	49,260,000	39,408,000	22,416,409	94.72%	37,329,018	33,596,116.16

81744MAQ5	SQMT0703	2BA1	77,686,000	52,686,000	42,148,800	19,783,910	86.00%	36,248,677	32,623,809.63

855541AE8	STR07S01	5A1	54,885,000	37,885,000	30,308,000	8,176,505	87.05%	26,384,290	23,745,860.60

863572UD3	SASC9806	B1	8,552,000	8,552,000	6,841,600	2,189,667	40.66%	2,781,862	2,503,676.16

863576CB8	SAS05006	2A21	78,266,000	78,266,000	62,612,800	—	44.44%	27,824,413	25,041,971.90

863576CD4	SAS05006	3A2	10,344,000	10,344,000	8,275,200	3,504,817	66.75%	5,523,496	4,971,146.40

863576CM4	SAS05006	5A7	73,089,333	23,089,333	18,471,466	—	80.17%	14,808,490	13,327,640.93

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

863579AP3	SAR04012	3A1	300,000,000	100,000,000	80,000,000	16,131,414	29.93%	23,941,409	21,547,267.70

863579B64	SAR05021	4A1	85,873,000	85,873,000	68,698,400	24,956,396	75.10%	51,594,263	46,434,836.50

863579B72	SAR05021	5A1	163,121,000	163,121,000	130,496,800	51,871,901	73.51%	95,922,876	86,330,588.54

863579B98	SAR05021	6A1	175,569,000	175,569,000	140,455,200	21,461,549	61.39%	86,224,568	77,602,111.61

863579DE5	SAR04015	A	202,611,000	202,611,000	162,088,800	11,673,831	9.55%	15,487,522	13,938,770.19

863579DQ8	SAR04017	A1	182,000,000	150,000,000	120,000,000	7,757,094	8.29%	9,949,434	8,954,490.28

863579F45	SAR05022	1A1	120,000,000	120,000,000	96,000,000	18,186,762	49.06%	47,100,738	42,390,663.98

863579L63	SAR05023	4A1	135,744,000	70,744,000	56,595,200	26,479,105	74.34%	42,074,889	37,867,399.86

863579Q68	SAR06001	7A1	142,285,000	112,285,000	89,828,000	8,589,705	56.27%	50,545,868	45,491,281.49

863579QX9	SAR05009	2A2A	166,000,000	136,000,000	108,800,000	33,506,657	43.03%	46,815,241	42,133,716.65

863579TN8	SAR05014	A2	120,943,000	30,943,000	24,754,400	4,134,832	25.34%	6,273,677	5,646,309.00

863579TP3	SAR05014	A3	49,882,000	49,882,000	39,905,600	6,665,606	25.34%	10,113,557	9,102,201.43

863579WT1	SAR0516X	A2B	64,077,000	64,077,000	51,261,600	4,427,660	17.29%	8,864,098	7,977,687.78

863579XE3	SAR05018	4A1	100,000,000	100,000,000	80,000,000	36,315,144	75.79%	60,629,927	54,566,934.19

863579XM5	SAR05018	7A1	131,240,000	131,240,000	104,992,000	1,637,819	49.34%	51,808,225	46,627,402.14

863579ZD3	SAR0519X	1A2B	146,326,000	146,326,000	117,060,800	20,594,537	29.48%	34,509,952	31,058,956.95

863581AA2	SAR06006	1A1	74,190,000	59,190,000	47,352,000	11,592,606	51.06%	24,178,236	21,760,412.53

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
86358HRV3	SAMI03A1	A1	230,624,800	22,000,000	17,600,000	1,773,672	12.24%	2,153,632	1,938,268.81

86358HSS9	SAMI03C1	IF1	79,343,315	45,177,000	36,141,600	1,806,408	10.66%	3,851,289	3,466,159.92

86358HUT4	SAMI03A3	A1	414,946,600	59,994,300	47,995,440	4,187,611	10.50%	5,038,678	4,534,810.52

86358R2E6	SAS0216A	3A1	66,580,000	25,000,000	20,000,000	261,411	2.70%	539,974	485,976.49

86358R5J2	SAS0218A	3A	31,665,000	31,665,000	25,332,000	417,159	4.66%	1,181,276	1,063,148.22

86358RE29	SAS0208A	7A1	399,029,000	50,000,000	40,000,000	558,196	2.35%	940,809	846,727.92

86358RJ40	ARC02	BC2	267,803,000	20,000,000	16,000,000	352,454	2.96%	473,194	425,874.24

86358RLC9	SAS0115A	5A1	236,794,000	65,000,000	52,000,000	713,802	3.02%	1,570,132	1,413,118.93

86358RND5	ARC2001-BC6W	A	155,000,000	30,000,000	24,000,000	413,156	2.24%	538,617	484,755.13

86358RTY3	SAS0201A	1A3	98,000,000	23,000,000	18,400,000	456,541	5.05%	928,421	835,579.18

86358RUC9	SAS0201A	2A1	206,490,000	50,000,000	40,000,000	549,036	2.59%	1,034,783	931,304.52

86358RX36	SAS0216A	1A1	148,363,000	6,000,000	4,800,000	151,681	3.42%	164,368	147,931.20

86359A4F7	SAS03030	3A1	110,587,000	75,435,000	60,348,000	—	35.25%	21,271,012	19,143,910.36

86359A5A7	SAS0334A	3A2	147,500,000	147,500,000	118,000,000	13,946,022	16.39%	19,337,759	17,403,982.72

86359A5V1	SAS0334A	6A	132,251,000	39,000,000	31,200,000	6,968,422	42.45%	13,243,241	11,918,916.83

86359AB93	SAS0323H	1A1	193,632,000	25,000,000	20,000,000	1,709,183	18.18%	3,635,255	3,271,729.68

86359AG64	SAS0324A	2A	144,336,000	144,336,000	115,468,800	13,438,795	16.92%	19,540,501	17,586,450.56

86359ALP6	SAS03001	4A1	58,380,000	58,380,000	46,704,000	—	35.73%	16,686,632	15,017,968.39

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

86359APA5	SAS03004	A4	50,000,000	50,000,000	40,000,000	1,276,099	17.88%	7,153,333	6,437,999.59

86359ASL8	SAS03008	2A8	25,000,000	25,000,000	20,000,000	557,697	15.84%	3,168,640	2,851,776.00

86359AT78	SAS0326A	5A	111,301,000	35,000,000	28,000,000	2,770,502	16.21%	4,540,050	4,086,044.70

86359ATW3	SAS03014	1A4	100,000,000	100,000,000	80,000,000	5,540,357	27.99%	22,391,122	20,152,009.58

86359ATX1	SAS03014	1A5	83,122,000	53,122,000	42,497,600	2,943,149	27.99%	11,894,612	10,705,150.80

86359AVR1	SAS0315A	2A2	99,000,000	98,000,000	78,400,000	5,113,241	10.05%	7,877,562	7,089,805.72

86359AVV2	SAS0315A	3A	90,601,000	90,601,000	72,480,800	8,905,322	21.61%	15,662,901	14,096,610.95

86359AW74	SAS03029	4A1	50,000,000	46,800,000	37,440,000	3,205,656	41.55%	15,555,280	13,999,752.30

86359AXF5	SAS0317A	2A1	100,000,000	100,000,000	80,000,000	6,811,670	12.59%	10,075,377	9,067,839.05

86359B2R1	SAS05001	1A1	47,000,000	47,000,000	37,600,000	9,407,428	57.82%	21,739,714	19,565,743.01

86359B2T7	SAS05001	1A3	100,537,000	100,537,000	80,429,600	20,123,289	57.82%	46,503,099	41,852,789.46

86359B3G4	SAS05001	7A3	45,074,000	45,074,000	36,059,200	10,017,832	54.41%	19,621,115	17,659,003.52

86359B5M9	SAS05003	1A1	27,774,000	27,774,000	22,219,200	6,544,656	62.05%	13,786,627	12,407,964.53

86359B5P2	SAS05003	1A3	125,000,000	125,000,000	100,000,000	29,454,956	62.05%	62,048,261	55,843,435.17

86359BCM1	SAS0337A	8A2	55,423,000	50,000,000	40,000,000	4,498,513	20.23%	8,090,672	7,281,605.23

86359BEJ6	SAS0340A	3A1	297,000,000	150,000,000	120,000,000	16,838,088	19.50%	23,394,681	21,055,212.79

86359BGJ4	SAR04001	4A4	138,779,000	38,779,000	31,023,200	4,117,047	19.06%	5,911,745	5,320,570.78

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
86359BHM6	SAS044XS	1A6	24,224,000	15,000,000	12,000,000	3,844,395	92.58%	11,110,068	9,999,061.20

86359BJ93	SAS04020	8A3	64,109,000	62,109,000	49,687,200	8,749,153	46.58%	23,142,121	20,827,909.18

86359BR37	SAS04022	A2	244,696,000	175,000,000	140,000,000	58,461,406	83.30%	116,613,311	104,951,979.59

86359BTA9	SAR04006	1A	285,873,000	30,000,000	24,000,000	1,681,477	8.68%	2,083,983	1,875,584.29

86359BTC5	SAR04006	3A1	400,000,000	300,000,000	240,000,000	57,372,775	34.91%	83,772,007	75,394,806.26

86359BYL9	SAR04010	B1	62,097,000	15,000,000	12,000,000	6,735,099	63.91%	7,668,810	6,901,928.78

86359BZW4	SAS04015	3A5	21,428,000	21,428,000	17,142,400	3,100,536	58.86%	10,089,529	9,080,576.25

86359DFN2	SAS05010	1A2	10,859,000	10,859,000	8,687,200	4,111,329	71.60%	6,220,358	5,598,322.56

86359DFV4	SAS05010	3A3	27,637,067	27,637,067	22,109,654	193,385	76.43%	16,897,411	15,207,670.07

86359DJL2	SAS05014	1A1	198,606,000	17,606,000	14,084,800	3,747,125	72.17%	10,164,874	9,148,386.25

86359DMZ7	LXS05002	2A4	34,924,000	34,924,000	27,939,200	19,241,269	97.80%	27,324,157	24,591,741.11

86359DNQ6	SAS05015	2A6	75,000,000	75,000,000	60,000,000	10,328,020	62.26%	37,357,037	33,621,332.96

86359DQK6	SAS05016	1A1	107,838,000	107,838,000	86,270,400	—	62.70%	54,093,314	48,683,982.37

86359DSS7	SAS05017	5A2	7,525,000	7,525,000	6,020,000	3,056,390	77.86%	4,687,190	4,218,471.36

86359DUS4	LXS0505N	3A1B	100,000,000	50,000,000	40,000,000	10,069,797	43.27%	17,308,002	15,577,202.16

86359DUT2	LXS0505N	3A2	330,211,000	30,000,000	24,000,000	6,041,878	43.27%	10,384,801	9,346,320.71

86359LAA7	SAMI03A4	A1	374,175,000	10,000,000	8,000,000	703,137	11.53%	922,342	830,107.44

86359LBL2	SAMI04A2	1A	421,746,500	25,000,000	20,000,000	1,098,047	7.09%	1,417,606	1,275,845.76

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

86359LEA3	SAMI04A5	IIA2	106,746,100	106,746,100	85,396,880	9,297,561	14.26%	12,173,368	10,956,030.84

86359LEV7	SAMI04A6	A1A	510,000,000	200,000,000	160,000,000	6,476,438	5.43%	8,689,256	7,820,330.11

86359LFN4	SAMI04A7	A1A	772,780,800	70,000,000	56,000,000	2,932,777	7.19%	4,028,011	3,625,209.91

86359LJC4	SAMI05A2	IIA3	57,269,500	57,269,500	45,815,600	9,974,965	30.25%	13,857,756	12,471,980.08

86359LKB4	SAMI05A3	IA3	53,161,000	43,161,000	34,528,800	7,856,102	33.42%	11,539,029	10,385,126.52

86359LMB2	SAMI05A4	A3	115,000,000	100,000,000	80,000,000	13,434,389	24.98%	19,984,035	17,985,631.18

86359LQC6	SAMI05A7	2A2	15,498,000	15,498,000	12,398,400	2,743,854	32.60%	4,041,802	3,637,621.37

86359LQH5	SAMI05A7	3A2	19,082,000	19,082,000	15,265,600	2,012,075	25.08%	3,828,582	3,445,723.58

86359LQN2	SAMI05A7	4A2	16,840,000	16,840,000	13,472,000	6,122,754	62.77%	8,455,776	7,610,198.01

86359LSN0	SAMI06A2	A2	207,713,000	79,000,000	63,200,000	23,358,544	54.03%	34,148,524	30,733,671.21

86359LTE9	SAMI06A1	2A2	174,283,000	38,720,000	30,976,000	6,969,277	36.37%	11,266,270	10,139,643.30

86359LTH2	SAMI06A1	3A2A	132,067,000	82,635,000	66,108,000	32,241,787	69.07%	45,660,191	41,094,172.12

86360BAM0	SAR06004	7A1	314,399,000	150,000,000	120,000,000	26,128,056	78.46%	94,147,003	84,732,302.66

86360DAA2	SASC0611	A1	184,082,000	10,000,000	8,000,000	1,270,744	38.94%	3,114,818	2,803,336.56

86361XAB5	SAMI06A8	A4B_GT	48,770,000	48,770,000	39,016,000	20,479,748	76.07%	29,678,147	26,710,332.65

86362NAC4	SAR07008	1A3	85,898,000	85,898,000	68,718,400	25,826,968	82.58%	56,750,449	51,075,404.24

86362TAD9	SAR07001	2A1	48,976,000	48,976,000	39,180,800	11,735,772	76.60%	30,011,714	27,010,542.57

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
86362XAQ1	SAMI07A1	IIA2	62,171,000	17,171,000	13,736,800	8,285,107	86.36%	11,863,487	10,677,138.70

86363DAA9	SAMI07A2	IA1	157,325,000	14,143,713	11,314,970	6,729,666	86.48%	9,785,281	8,806,752.49

86363DAB7	SAMI07A2	IA2	78,663,000	39,000,000	31,200,000	18,556,441	86.48%	26,982,020	24,283,817.63

86363GAF1	SAR07003	3A1	201,460,000	100,000,000	80,000,000	38,299,467	77.70%	62,163,682	55,947,313.44

86363LAL7	SAR07004	1A3	100,000,000	50,000,000	40,000,000	12,742,852	77.79%	31,117,288	28,005,558.84

86363NAZ2	SAMI07A3	IIA2	207,167,000	167,532,000	134,025,600	81,187,708	88.86%	119,092,555	107,183,299.29

86364CAD4	SAR07006	2A2	70,162,000	70,162,000	56,129,600	19,969,481	81.63%	45,821,396	41,239,256.03

86364JAA5	SAR07009	1A1	155,395,000	78,395,000	62,716,000	28,684,485	84.38%	52,919,200	47,627,280.11

86364YAA2	SAR07011	1A1	131,272,000	106,272,000	85,017,600	45,053,802	84.99%	72,256,984	65,031,286.05

872227AA1	TBW07002	A1A	232,240,000	122,240,000	97,792,000	29,898,182	58.45%	57,155,565	51,440,008.61

9292273A2	WMS03S05	IA22	69,894,000	50,000,000	40,000,000	—	98.50%	39,399,068	35,459,160.88

9292274D5	WMS03AR6	A1	1,312,286,100	495,286,100	396,228,880	29,197,483	13.60%	53,871,750	48,484,575.39

9292276K7	WMS03AR7	A7	502,000,000	70,000,000	56,000,000	4,829,958	17.02%	9,531,814	8,578,632.69

929227C53	WMS02S08	IIA7	469,000,000	100,000,000	80,000,000	2,405,902	13.75%	10,998,977	9,899,079.05

929227R65	WMS03AR5	A7	728,025,000	100,000,000	80,000,000	5,800,413	11.75%	9,398,983	8,459,085.02

929227WQ5	WMS02A16	A	1,001,859,000	501,859,000	401,487,200	3,317,227	1.69%	6,773,658	6,096,291.81

929227X68	WMS03S03	IA39	32,551,000	32,551,000	26,040,800	—	54.58%	14,214,237	12,792,813.55

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

92922F2K3	WMS05A11	A1B3	445,107,000	82,000,000	65,600,000	12,889,612	29.04%	19,052,146	17,146,931.70

92922F3F3	WMS05A12	1A1	336,316,000	108,316,000	86,652,800	7,386,436	58.91%	51,049,606	45,944,645.02

92922F4M7	WMS05A13	A1A1	1,937,535,000	35,000,000	28,000,000	6,451,670	33.83%	9,471,261	8,524,134.71

92922F4S4	WMS05A13	A1B3	500,000,000	115,000,000	92,000,000	21,198,344	33.83%	31,119,869	28,007,882.21

92922F5X2	WMS05A15	A1B3	80,000,000	50,000,000	40,000,000	11,715,114	42.50%	16,998,675	15,298,807.68

92922F6W3	WMS05A16	1A1	474,355,000	100,000,000	80,000,000	5,739,603	57.62%	46,095,470	41,485,923.14

92922F7D4	WMS05A16	2A2	61,301,000	61,301,000	49,040,800	7,554,622	69.29%	33,979,266	30,581,339.77

92922F7T9	WMS05A17	A1B3	65,000,000	40,000,000	32,000,000	8,535,089	41.85%	13,391,923	12,052,730.88

92922F8K7	WMS05A18	1A1	458,257,000	198,000,000	158,400,000	10,909,261	54.28%	85,987,267	77,388,540.61

92922FAS7	WMS03AR8	A	1,214,965,000	325,000,000	260,000,000	30,926,176	22.35%	58,098,030	52,288,227.11

92922FB72	WMS04A13	A2A	380,200,000	36,000,000	28,800,000	3,376,847	18.16%	5,230,056	4,707,050.85

92922FD21	WMS05AR2	2A1A	609,705,000	2,046,000	1,636,800	220,901	21.63%	354,056	318,650.40

92922FD39	WMS05AR2	2A1B	406,478,000	92,478,000	73,982,400	9,984,579	21.63%	16,003,111	14,402,800.27

92922FD70	WMS05AR2	2A2B	211,456,000	94,000,000	75,200,000	10,148,905	21.63%	16,266,490	14,639,841.11

92922FD96	WMS05AR2	B1	137,230,000	11,230,000	8,984,000	6,137,236	75.24%	6,759,963	6,083,966.48

92922FGS1	WMS03S11	2A4	98,829,134	73,829,134	59,063,307	2,904,431	52.87%	31,226,854	28,104,168.36

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
92922FJ58	WMS05AR6	2A1C	397,282,000	271,282,000	217,025,600	33,719,858	23.59%	51,188,910	46,070,018.84

92922FLD8	WMS04AR1	A	532,631,000	50,000,000	40,000,000	5,421,758	28.88%	11,551,676	10,396,508.69

92922FNH7	WMS04AR3	A1	676,489,100	205,000,000	164,000,000	37,881,522	46.74%	76,651,793	68,986,613.60

92922FNJ3	WMS04AR3	A2	484,834,000	170,634,000	136,507,200	31,531,101	46.74%	63,801,961	57,421,765.00

92922FNW4	WMS04AR2	A	574,152,300	84,612,000	67,689,600	4,435,733	10.56%	7,149,508	6,434,557.22

92922FQ27	WMS05AR7	A1	417,177,000	200,000,000	160,000,000	—	40.78%	65,248,578	58,723,720.42

92922FS25	WMS05AR8	2A1B3	504,348,000	164,348,000	131,478,400	21,506,966	24.97%	32,825,319	29,542,786.98

92922FSL3	WMS04AR6	A	656,738,000	125,000,000	100,000,000	7,314,786	13.64%	13,639,339	12,275,405.46

92922FTJ7	WMS04AR8	A1	578,995,000	95,000,000	76,000,000	8,054,707	15.32%	11,644,378	10,479,940.06

92922FU55	WMS05AR9	A1B	298,877,000	163,877,000	131,101,600	18,684,518	23.76%	31,143,349	28,029,014.30

92922FUP1	WMS04AR8	A3	14,000,000	14,000,000	11,200,000	1,187,009	15.32%	1,716,014	1,544,412.35

92922FUX4	WMS04S03	2A2	34,848,734	34,848,734	27,878,987	—	90.54%	25,241,028	22,716,925.45

92922FVE5	WMS04S03	3A1	66,552,000	21,852,000	17,481,600	1,039,768	43.98%	7,688,560	6,919,703.70

92922FW20	WMS05A10	1A1	418,500,000	200,000,000	160,000,000	2,877,371	49.43%	79,091,937	71,182,742.98

92922FWU8	WMS04A10	A1B	326,500,000	25,000,000	20,000,000	2,141,465	16.72%	3,344,701	3,010,230.72

92922FXJ2	WMS04A10	A1A	520,875,000	191,750,000	153,400,000	16,425,033	16.72%	25,653,856	23,088,470.31

92922FXM5	WMS04CB3	IIA	108,400,648	39,400,000	31,520,000	10,160,679	48.38%	15,250,210	13,725,188.65

92922FZE1	WMS04A12	A1	200,000,000	100,000,000	80,000,000	8,433,039	16.25%	13,001,719	11,701,546.78

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

92922FZF8	WMS04A12	A2A	850,000,000	155,750,000	124,600,000	13,134,459	16.25%	20,250,178	18,225,160.23

92922FZK7	WMS04A12	A5	146,509,000	50,000,000	40,000,000	13,872,188	53.47%	21,387,578	19,248,820.42

92922FZV3	WMS04A12	A2B	150,000,000	10,000,000	8,000,000	843,304	16.25%	1,300,172	1,170,154.68

92925CBE1	WMS05A19	A1B3	175,000,000	139,000,000	111,200,000	24,135,792	32.86%	36,545,828	32,891,244.96

92925CDC3	WMS06AR3	A1C	181,486,000	15,000,000	12,000,000	3,463,330	43.48%	5,217,159	4,695,443.28

92925DAA8	WMS06A17	1A	496,869,000	157,000,000	125,600,000	64,146,433	70.54%	88,596,302	79,736,671.36

92925DAC4	WMS06A17	1A1B	57,000,000	37,000,000	29,600,000	15,117,312	70.54%	20,879,383	18,791,444.81

92925GAE3	WMS06A16	2A3	100,000,000	75,000,000	60,000,000	25,493,019	73.11%	43,866,473	39,479,825.95

92925VAC4	WMS07HY1	2A1	258,607,000	258,607,000	206,885,600	74,360,803	70.73%	146,339,677	131,705,708.93

92925VAH3	WMS07HY1	3A1	175,621,000	100,621,000	80,496,800	14,013,092	81.28%	65,427,120	58,884,408.04

92925VAP5	WMS07HY1	5A1	519,145,000	169,145,000	135,316,000	79,108,829	85.53%	115,737,880	104,164,092.16

92926UAF8	WMS07HY2	3A1	189,678,000	121,250,000	97,000,000	52,434,813	81.08%	78,645,891	70,781,301.95

92926WAA5	WMS07OA1	A1A	807,437,000	245,000,000	196,000,000	103,967,045	73.51%	144,073,594	129,666,234.57

92927BAD4	WMS07OA6	CA1B	127,434,000	35,000,000	28,000,000	17,904,604	90.06%	25,217,548	22,695,792.99

92927XAH7	WMS07HY6	3A2	440,348,000	180,000,000	144,000,000	73,630,744	91.24%	131,382,893	118,244,603.52

92990GAC7	WMS07HY5	2A1	162,870,000	62,870,000	50,296,000	26,411,716	83.00%	41,744,517	37,570,065.58

93362FAF0	WMS06AR8	2A1	214,870,000	94,870,000	75,896,000	10,850,663	45.56%	34,576,958	31,119,262.09

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
93362FAJ2	WMS06AR8	3A1	170,246,000	45,246,000	36,196,800	2,010,356	55.56%	20,110,922	18,099,829.82

93362YAA0	WMS06AR5	A1A	317,069,000	40,000,000	32,000,000	12,662,726	55.83%	17,866,651	16,079,986.08

93362YAC6	WMS06AR5	A1A2B	45,013,000	45,013,000	36,010,400	14,249,593	55.83%	20,105,904	18,095,313.20

933634AA5	WMS07HY3	1A1	575,124,000	54,700,000	43,760,000	19,680,026	75.55%	33,061,058	29,754,952.36

933634AE7	WMS07HY3	3A1	175,000,000	175,000,000	140,000,000	59,455,010	81.93%	114,697,937	103,228,143.61

933635AA2	WMS07OA2	1A	637,887,000	26,000,000	20,800,000	11,134,690	77.27%	16,072,718	14,465,446.56

933635AC8	WMS07OA2	CA1B	91,785,000	36,785,000	29,428,000	13,146,813	78.16%	23,000,264	20,700,237.86

933636AC6	WMS07HY4	2A1	170,000,000	60,000,000	48,000,000	22,669,579	81.48%	39,108,908	35,198,017.39

933636AD4	WMS07HY4	2A2	126,551,000	26,551,000	21,240,800	7,656,912	75.30%	15,994,008	14,394,607.61

933637AE0	WMS06A18	2A3	100,000,000	50,000,000	40,000,000	17,425,599	74.34%	29,734,120	26,760,707.71

933637AG5	WMS06A18	3A1	227,347,000	150,000,000	120,000,000	22,390,481	74.77%	89,719,797	80,747,817.41

933638AA6	WMS06A19	1A	585,385,000	181,000,000	144,800,000	75,791,330	73.40%	106,286,879	95,658,191.17

933638AC2	WMS06A19	1A1B	20,000,000	19,800,000	15,840,000	8,290,985	73.40%	11,626,962	10,464,266.16

933638AE8	WMS06A19	2A1B	55,367,000	10,367,000	8,293,600	4,575,245	80.04%	6,637,828	5,974,045.20

933638AF5	WMS06A19	CA1C	224,000,000	10,000,000	8,000,000	1,552,646	75.06%	6,004,863	5,404,376.88

93363BAE1	WMS06AR6	2A1	173,642,000	160,000,000	128,000,000	1,386,823	61.60%	78,852,543	70,967,289.14

93363CAD1	WMS06AR7	3A1B	65,485,000	20,000,000	16,000,000	6,949,792	61.80%	9,887,200	8,898,480.00

93363DAA5	WMS06AR9	1A	578,567,000	110,000,000	88,000,000	36,924,889	61.78%	54,362,672	48,926,405.25

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

93363EAH8	WMS06A10	3A1	106,556,000	86,556,000	69,244,800	—	57.26%	39,646,975	35,682,277.66

93363NAK1	WMS06A12	3A1	132,694,000	112,694,000	90,155,200	318,353	62.95%	56,748,755	51,073,879.83

93363PAH3	WMS06A14	2A1	172,000,000	30,000,000	24,000,000	9,642,263	69.36%	16,647,217	14,982,495.61

93363QAA6	WMS06A15	1A	491,091,000	22,180,000	17,744,000	8,738,528	70.07%	12,433,852	11,190,466.81

93363QAB4	WMS06A15	1A1B	61,387,000	41,387,000	33,109,600	16,305,747	70.07%	23,201,074	20,880,966.15

93363RAA4	WMS06A13	1A	789,552,000	189,000,000	151,200,000	72,848,856	68.75%	103,954,701	93,559,230.46

93363RAC0	WMS06A13	2A1B	77,779,000	27,779,000	22,223,200	10,354,062	70.92%	15,760,206	14,184,185.76

93363TAA0	WMS06A11	1A	546,992,000	19,000,000	15,200,000	6,834,356	64.66%	9,828,460	8,845,613.61

93363TAD4	WMS06A11	3A1A	426,755,000	51,755,000	41,404,000	22,377,236	71.79%	29,725,096	26,752,585.96

93363TAE2	WMS06A11	3A1B	53,345,000	53,345,000	42,676,000	9,161,024	71.79%	30,638,300	27,574,470.06

93364AAB8	WMS07OA3	2A	408,000,000	49,000,000	39,200,000	21,597,692	79.10%	31,006,538	27,905,884.44

93364AAD4	WMS07OA3	2A1B	55,817,000	35,817,000	28,653,600	15,786,900	79.10%	22,664,514	20,398,062.51

93364AAE2	WMS07OA3	CA1B	96,121,000	96,121,000	76,896,800	43,929,289	80.22%	61,687,826	55,519,043.34

93364BAA8	WMS07OA5	1A	658,534,000	50,000,000	40,000,000	26,423,825	89.25%	35,700,147	32,130,132.48

93364CAA6	WMS07OA4	1A	750,761,000	200,000,000	160,000,000	105,841,193	88.91%	142,259,562	128,033,606.02

93364FAD3	WMS07HY7	2A2	150,000,000	51,250,000	41,000,000	16,874,256	75.18%	30,824,079	27,741,670.85

93364FAG6	WMS07HY7	3A1	793,429,000	50,000,000	40,000,000	21,843,329	87.39%	34,957,141	31,461,426.90

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
93364FAH4	WMS07HY7	3A2	250,000,000	100,000,000	80,000,000	45,915,392	87.39%	69,914,282	62,922,853.80

9393366D0	WAL05004	CB9	30,000,000	30,000,000	24,000,000	5,712,632	45.09%	10,820,458	9,738,411.84

939336PC1	WMS03AR1	A6	482,490,000	166,500,000	133,200,000	2,691,245	3.50%	4,655,461	4,189,914.85

939336S95	WMSC04R3	IA	81,529,000	81,529,000	65,223,200	3,362,278	25.24%	16,462,325	14,816,092.72

939336UE1	WMS03MS5	IA1	419,828,000	97,550,000	78,040,000	2,772,674	19.76%	15,419,605	13,877,644.47

939336UL5	WMS03MS5	IIA	92,613,000	80,000,000	64,000,000	2,171,717	19.50%	12,480,275	11,232,247.91

939336X40	WMS05AR1	A1A	716,000,000	20,000,000	16,000,000	2,235,102	20.75%	3,319,955	2,987,959.68

939336X57	WMS05AR1	A1B	477,350,000	62,350,000	49,880,000	6,967,930	20.75%	10,349,963	9,314,966.73

939336X65	WMS05AR1	A2A1	764,000,000	76,000,000	60,800,000	8,493,387	20.75%	12,615,833	11,354,249.74

939336X99	WMS05AR1	A2B	225,000,000	100,000,000	80,000,000	11,175,509	20.75%	16,599,780	14,939,802.29

939336XQ1	WMS03MS3	IIA1	125,395,000	50,000,000	40,000,000	1,372,576	15.76%	6,302,358	5,672,121.77

939344AB3	WAL06004	1A2	3,471,900	3,471,900	2,777,520	163,513	82.38%	2,288,199	2,059,379.28

939344AD9	WAL06004	2A2	1,645,800	1,645,800	1,316,640	—	57.14%	752,357	677,121.12

939345AD6	WAL06AR4	DA	313,222,000	53,222,000	42,577,600	18,859,724	65.18%	27,753,177	24,977,859.52

939346AB8	WAL06AR9	2A	515,152,000	75,000,000	60,000,000	31,492,864	81.80%	49,080,267	44,172,240.46

939346AC6	WAL06AR9	CA1B	98,163,000	68,163,000	54,530,400	—	81.70%	44,549,677	40,094,709.35

93934FAA0	WAL05005	CB1	200,834,000	25,750,000	20,600,000	4,652,580	51.17%	10,541,656	9,487,490.40

93934FBD3	WAL05007	1A2	50,000,000	50,000,000	40,000,000	10,603,868	61.89%	24,754,618	22,279,156.56

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

93934FBU5	WAL05007	4CB	29,539,800	29,539,800	23,631,840	7,929,683	41.45%	9,795,216	8,815,694.40

93934FCF7	WAL05008	1A2	144,250,000	56,650,000	45,320,000	24,370,250	73.65%	33,378,232	30,040,408.78

93934FGJ5	WAL05010	3CB1	109,200,200	10,000,000	8,000,000	4,028,624	67.35%	5,388,398	4,849,558.56

93934FGN6	WAL05010	4CB3	117,923,200	98,423,200	78,738,560	27,963,714	61.83%	48,681,080	43,812,971.98

93934FHD7	WAL05AR1	A1B	80,373,000	51,373,000	41,098,400	13,947,324	56.81%	23,347,588	21,012,829.53

93934FJR4	WAL06AR1	A1B	165,858,000	105,858,000	84,686,400	17,948,759	50.52%	42,786,890	38,508,200.70

93934FKK7	WAL06001	2CB1	77,939,500	48,989,500	39,191,600	16,877,984	65.16%	25,536,736	22,983,062.41

93934FKP6	WAL06001	3A2	87,437,500	10,000,000	8,000,000	2,806,448	67.90%	5,431,905	4,888,714.32

93934FKW1	WAL06001	3A9	10,743,187	10,743,187	8,594,550	3,121,112	66.58%	5,721,830	5,149,647.36

93934FMP4	WAL06AR2	A1B	167,977,000	20,000,000	16,000,000	3,378,302	62.37%	9,979,249	8,981,323.92

93934FPN6	WMS06AR4	1A1A	443,914,000	36,300,000	29,040,000	8,486,025	44.81%	13,012,465	11,711,218.32

93934FPP1	WMS06AR4	1A1B	147,972,000	20,000,000	16,000,000	4,675,496	44.81%	7,169,402	6,452,462.16

93934FPT3	WMS06AR4	2A1A	85,926,000	20,000,000	16,000,000	4,840,876	44.51%	7,121,798	6,409,618.56

93934FQP0	WAL06AR3	A1A	432,026,000	30,026,000	24,020,800	10,749,092	64.18%	15,417,272	13,875,544.53

93934FQQ8	WAL06AR3	A1B	180,011,000	86,100,000	68,880,000	16,071,800	64.18%	44,208,908	39,788,017.26

93934NAA3	WAL06005	1A1	110,000,000	56,000,000	44,800,000	13,684,373	55.86%	25,025,193	22,522,673.54

939355AB9	WAL07OA3	2A	345,618,000	93,618,000	74,894,400	46,199,351	87.11%	65,239,736	58,715,762.68

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
939355AF0	WAL07OA3	CA1B	72,074,000	72,074,000	57,659,200	—	87.73%	50,585,064	45,526,557.41

939355AH6	WAL07OA3	DA1B	135,709,000	135,709,000	108,567,200	38,596,847	86.55%	93,960,330	84,564,296.96

939355BR3	WAL07OA3	4A2	50,000,000	50,000,000	40,000,000	25,387,239	86.73%	34,693,614	31,224,252.24

939355BS1	WAL07OA3	4AB	161,924,000	86,924,000	69,539,200	44,137,466	86.74%	60,317,240	54,285,516.38

93935AAC6	WAL06AR5	3A	205,204,000	175,204,000	140,163,200	73,528,531	77.56%	108,706,040	97,835,436.25

93935AAD4	WAL06AR5	4A	437,705,000	120,000,000	96,000,000	36,027,857	59.32%	56,949,146	51,254,231.16

93935AAF9	WAL06AR5	5A	87,037,000	20,000,000	16,000,000	6,656,553	77.67%	12,427,084	11,184,375.87

93935DAA4	WAL06AR7	A1A	669,407,000	82,730,000	66,184,000	27,953,508	65.20%	43,153,537	38,838,183.26

93935DAB2	WAL06AR7	A1B	83,677,000	63,677,000	50,941,600	—	65.20%	33,215,132	29,893,618.70

93935EAC8	WAL06008	A3A	40,000,000	20,000,000	16,000,000	14,948,149	100.00%	16,000,000	14,400,000.00

93935FAD3	WAL06AR6	2A1B	157,529,000	107,529,000	86,023,200	22,331,148	78.95%	67,918,304	61,126,473.74

93935HAF4	WAL06007	A3	83,031,521	20,000,000	16,000,000	13,525,440	100.00%	16,000,000	14,400,000.00

93935LAB4	WAL06AR8	2A	374,380,000	124,380,000	99,504,000	46,721,871	74.08%	73,710,649	66,339,584.23

93935LAF5	WAL06AR8	CA1B	74,000,000	50,000,000	40,000,000	—	75.65%	30,260,951	27,234,855.68

93935NAB0	WAL07OA1	2A	423,487,000	100,000,000	80,000,000	38,474,483	71.56%	57,245,215	51,520,693.46

93935QAB3	WAL07OA2	2A	367,666,000	125,000,000	100,000,000	53,814,468	82.95%	82,952,241	74,657,016.54

93935QAC1	WAL07OA2	CA1B	73,829,000	17,500,000	14,000,000	—	84.24%	11,793,293	10,613,964.14

93936LAD9	WAL07OC2	A4	31,442,000	31,442,000	25,153,600	3,231,015	91.04%	22,900,915	20,610,823.63

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State

93936MAB1	WAL07OA4	A1B	83,188,000	26,188,000	20,950,400	8,185,270	92.13%	19,301,742	17,371,568.22

93936MAC9	WAL07OA4	A1C	41,594,000	20,000,000	16,000,000	—	92.02%	14,722,532	13,250,278.37

93936RAA2	WAL07OA5	A1A	311,634,000	100,000,000	80,000,000	52,080,662	86.16%	68,930,948	62,037,853.42

94978RAJ0	WFM03004	A9	100,000,000	100,000,000	80,000,000	—	20.10%	16,081,112	14,473,000.80

949803AA8	WFM0400U	A1	740,112,000	95,500,000	76,400,000	2,791,075	6.65%	5,079,856	4,571,870.48

949804AA6	WFM03007	A1	338,903,000	31,000,000	24,800,000	—	31.21%	7,740,782	6,966,703.54

94980KAE2	WFM04004	A5	39,651,000	11,151,000	8,920,800	—	40.47%	3,610,566	3,249,509.40

94982DAB2	WFM05A14	A2	293,863,000	183,863,000	147,090,400	—	54.83%	80,653,590	72,588,230.70

94982GAK5	WFM05003	A10	69,019,000	39,019,000	31,215,200	—	19.97%	6,235,185	5,611,666.67

94982PAA7	WFM05AR7	IA1	663,773,000	80,000,000	64,000,000	18,735,585	72.79%	46,585,298	41,926,768.36

949837AU2	WFM07010	IA19	40,085,000	34,655,000	27,724,000	1,547,721	88.21%	24,454,151	22,008,736.24

94983EAJ2	WFM05A12	IIA6	485,300,000	96,900,000	77,520,000	22,614,640	56.95%	44,150,896	39,735,806.67

94983GAA6	WFM06AR3	A1	222,926,000	100,000,000	80,000,000	17,808,196	60.22%	48,178,815	43,360,933.54

94983JAD4	WFM06AR1	IIA2	317,343,000	100,000,000	80,000,000	—	69.51%	55,604,404	50,043,963.89

94983LAB3	WFM06002	IA2	125,000,000	125,000,000	100,000,000	41,340,474	83.09%	83,092,990	74,783,691.00

94983LAJ6	WFM06002	IA9	43,557,000	43,557,000	34,845,600	3,695,727	73.48%	25,604,234	23,043,811.04

94983QAG1	WFM06003	A7	119,634,000	119,634,000	95,707,200	1,893,784	92.63%	88,649,157	79,784,241.23

Cusip	Deal Name	Tranche Name	Original Balance - Total	Original Balance - ING	Original Balance - Dutch State	Current Balance - Dutch State (indicative as of 5 Oct 2012)	Bond Factor at cut-off date	Cut-off value - Dutch State	90% of Cut-off value - Dutch State
94983UAA5	WFM07AR3	A1	170,000,000	170,000,000	136,000,000	43,597,810	77.59%	105,517,065	94,965,358.86

94983YAK5	WFM06A10	VA1	300,000,000	50,000,000	40,000,000	16,005,823	70.29%	28,116,124	25,304,511.96

94984MAC8	WFM06A14	IA3	202,000,000	200,000,000	160,000,000	13,059,746	56.16%	89,857,958	80,872,162.27

94984TAD1	WFA07PA1	A4	116,970,000	44,470,000	35,576,000	16,603,437	81.20%	28,887,910	25,999,119.11

94984UAE6	WFA07PA4	IIA1	197,814,000	157,814,000	126,251,200	56,425,634	78.32%	98,882,274	88,994,046.23

94985GAE6	WFA07PA3	IIA1	367,000,000	267,000,000	213,600,000	109,163,134	88.59%	189,237,007	170,313,306.68

94985JBP4	WFM07007	A38	673,178,000	85,000,000	68,000,000	17,159,259	86.12%	58,559,820	52,703,838.27

94985RAN2	WFM07004	A13	150,000,000	150,000,000	120,000,000	17,499,989	81.32%	97,584,332	87,825,898.62

94985WAU5	WFM07011	A19	238,724,000	133,224,000	106,579,200	9,791,298	85.29%	90,900,974	81,810,876.60

94986AAE8	WFM07008	IA5	421,000,000	375,000,000	300,000,000	68,240,382	85.96%	257,892,939	232,103,644.83

949911AA9	WFM0300D	A1	389,522,000	75,330,000	60,264,000	1,354,056	3.99%	2,406,822	2,166,139.59

SCHEDULE 3

FIXED RATE MINIMUM AND MAXIMUM GUARANTEED VALUES

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Apr/2009	May/2009	14,470,949,741	14,749,953,864
May/2009	Jun/2009	14,038,905,229	14,555,411,685
Jun/2009	Jul/2009	13,590,885,961	14,382,392,537
Jul/2009	Aug/2009	13,170,459,452	14,238,526,770
Aug/2009	Sep/2009	12,784,886,954	14,131,912,118
Sep/2009	Oct/2009	12,439,251,343	13,984,524,875
Oct/2009	Nov/2009	12,066,022,974	13,854,582,676
Nov/2009	Dec/2009	11,718,208,988	13,654,388,025
Dec/2009	Jan/2010	11,280,355,474	13,446,605,077
Jan/2010	Feb/2010	10,924,554,110	13,289,333,590
Feb/2010	Mar/2010	10,584,727,502	13,108,819,422
Mar/2010	Apr/2010	10,231,830,639	12,906,569,797
Apr/2010	May/2010	9,878,207,651	12,713,921,677
May/2010	Jun/2010	9,560,890,925	12,515,281,469
Jun/2010	Jul/2010	9,226,147,193	12,075,389,560
Jul/2010	Aug/2010	8,740,369,413	11,832,746,662
Aug/2010	Sep/2010	8,404,173,431	11,656,250,341
Sep/2010	Oct/2010	8,112,997,213	11,430,257,241
Oct/2010	Nov/2010	7,805,846,240	11,307,905,822
Nov/2010	Dec/2010	7,575,664,542	11,165,424,382
Dec/2010	Jan/2011	7,345,482,843	11,081,269,174
Jan/2011	Feb/2011	7,144,709,217	11,013,001,271
Feb/2011	Mar/2011	6,956,715,394	10,947,486,565
Mar/2011	Apr/2011	6,773,804,448	10,855,826,136
Apr/2011	May/2011	6,570,416,771	10,794,408,895
May/2011	Jun/2011	6,394,767,078	10,737,065,260
Jun/2011	Jul/2011	6,226,378,636	10,679,932,939
Jul/2011	Aug/2011	6,063,436,134	10,625,588,244
Aug/2011	Sep/2011	5,904,705,159	10,547,505,403
Sep/2011	Oct/2011	5,734,574,017	10,488,640,864
Oct/2011	Nov/2011	5,581,869,881	10,420,012,123
Nov/2011	Dec/2011	5,430,400,157	10,339,051,633
Dec/2011	Jan/2012	5,271,669,182	10,292,527,538
Jan/2012	Feb/2012	5,139,078,714	10,217,855,869
Feb/2012	Mar/2012	4,994,071,506	9,977,130,082
Mar/2012	Apr/2012	4,804,117,145	9,786,690,558
Apr/2012	May/2012	4,648,072,833	9,319,060,973
May/2012	Jun/2012	4,350,797,163	8,985,407,842
Jun/2012	Jul/2012	4,122,648,615	8,751,970,532
Jul/2012	Aug/2012	3,958,834,763	8,397,193,354

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Aug/2012	Sep/2012	3,736,640,442	8,227,579,881
Sep/2012	Oct/2012	3,621,694,818	8,101,796,832
Oct/2012	Nov/2012	3,535,285,915	7,859,586,162
Nov/2012	Dec/2012	3,416,854,890	7,733,629,803
Dec/2012	Jan/2013	3,335,528,864	7,456,381,140
Jan/2013	Feb/2013	3,197,202,007	7,273,759,097
Feb/2013	Mar/2013	3,090,606,823	7,045,061,212
Mar/2013	Apr/2013	2,961,792,207	6,851,555,229
Apr/2013	May/2013	2,859,989,450	6,714,596,644
May/2013	Jun/2013	2,792,822,866	6,558,342,983
Jun/2013	Jul/2013	2,725,075,382	6,428,838,464
Jul/2013	Aug/2013	2,661,757,262	6,277,697,914
Aug/2013	Sep/2013	2,590,306,539	6,114,831,379
Sep/2013	Oct/2013	2,513,482,489	5,955,802,977
Oct/2013	Nov/2013	2,438,618,978	5,769,271,210
Nov/2013	Dec/2013	2,350,322,150	5,524,631,012
Dec/2013	Jan/2014	2,259,992,171	5,379,920,802
Jan/2014	Feb/2014	2,198,271,526	5,222,147,441
Feb/2014	Mar/2014	2,128,999,179	5,136,174,213
Mar/2014	Apr/2014	2,063,284,846	4,972,723,424
Apr/2014	May/2014	1,951,897,235	4,887,766,772
May/2014	Jun/2014	1,886,618,577	4,708,413,840
Jun/2014	Jul/2014	1,768,478,002	4,659,400,386
Jul/2014	Aug/2014	1,728,032,826	4,599,059,380
Aug/2014	Sep/2014	1,682,795,224	4,551,352,952
Sep/2014	Oct/2014	1,645,980,675	4,503,936,974
Oct/2014	Nov/2014	1,611,271,889	4,456,956,672
Nov/2014	Dec/2014	1,578,233,191	4,410,266,819
Dec/2014	Jan/2015	1,546,501,518	4,363,794,805
Jan/2015	Feb/2015	1,515,641,196	4,317,685,852
Feb/2015	Mar/2015	1,485,506,999	4,243,548,466
Mar/2015	Apr/2015	1,442,592,998	4,196,713,389
Apr/2015	May/2015	1,412,458,801	4,151,403,174
May/2015	Jun/2015	1,386,173,067	4,042,774,840
Jun/2015	Jul/2015	1,335,852,589	3,993,616,162
Jul/2015	Aug/2015	1,308,259,830	3,950,484,323
Aug/2015	Sep/2015	1,284,951,210	3,801,047,750
Sep/2015	Oct/2015	1,218,220,301	3,728,362,614
Oct/2015	Nov/2015	1,188,013,491	3,539,279,604
Nov/2015	Dec/2015	1,101,459,364	3,484,965,437
Dec/2015	Jan/2016	1,080,619,570	3,419,759,391
Jan/2016	Feb/2016	1,057,819,237	3,372,052,963
Feb/2016	Mar/2016	1,034,801,068	3,322,313,385
Mar/2016	Apr/2016	1,016,067,037	3,285,789,286
Apr/2016	May/2016	998,857,869	3,234,307,007

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
May/2016	Jun/2016	979,688,163	3,172,150,687
Jun/2016	Jul/2016	954,273,779	3,051,396,061
Jul/2016	Aug/2016	908,673,115	2,978,783,538
Aug/2016	Sep/2016	884,347,920	2,929,261,797
Sep/2016	Oct/2016	870,043,253	2,881,627,982
Oct/2016	Nov/2016	850,220,034	2,816,857,611
Nov/2016	Dec/2016	827,855,377	2,687,607,320
Dec/2016	Jan/2017	802,876,669	2,576,292,322
Jan/2017	Feb/2017	775,211,297	2,421,700,260
Feb/2017	Mar/2017	720,163,743	2,393,308,763
Mar/2017	Apr/2017	709,845,504	2,365,498,167
Apr/2017	May/2017	699,737,841	2,257,160,283
May/2017	Jun/2017	656,134,021	2,220,854,021
Jun/2017	Jul/2017	643,317,910	2,194,132,612
Jul/2017	Aug/2017	634,350,264	2,167,629,041
Aug/2017	Sep/2017	625,571,410	2,141,270,696
Sep/2017	Oct/2017	617,184,663	2,115,420,637
Oct/2017	Nov/2017	608,957,664	2,089,715,804
Nov/2017	Dec/2017	600,890,413	2,064,301,421
Dec/2017	Jan/2018	592,997,432	2,039,250,101
Jan/2018	Feb/2018	585,264,198	2,014,489,230
Feb/2018	Mar/2018	577,697,973	1,990,091,422
Mar/2018	Apr/2018	570,414,937	1,966,056,677
Apr/2018	May/2018	563,364,261	1,942,094,545
May/2018	Jun/2018	555,899,694	1,917,769,349
Jun/2018	Jul/2018	548,856,279	1,894,170,279
Jul/2018	Aug/2018	542,342,936	1,870,789,047
Aug/2018	Sep/2018	535,960,295	1,847,698,264
Sep/2018	Oct/2018	529,693,834	1,824,825,320
Oct/2018	Nov/2018	523,398,328	1,802,024,987
Nov/2018	Dec/2018	517,415,056	1,779,515,105
Dec/2018	Jan/2019	511,809,370	1,757,295,673
Jan/2019	Feb/2019	506,399,737	1,735,439,304
Feb/2019	Mar/2019	501,273,292	1,713,873,384
Mar/2019	Apr/2019	496,248,506	1,692,525,302
Apr/2019	May/2019	491,325,377	1,671,322,446
May/2019	Jun/2019	486,489,383	1,650,192,201
Jun/2019	Jul/2019	481,762,307	1,629,279,795
Jul/2019	Aug/2019	477,122,367	1,608,512,613
Aug/2019	Sep/2019	472,569,562	1,587,818,044
Sep/2019	Oct/2019	468,096,631	1,567,268,700
Oct/2019	Nov/2019	463,710,834	1,546,864,581
Nov/2019	Dec/2019	459,419,434	1,526,533,074
Dec/2019	Jan/2020	455,215,169	1,506,492,018
Jan/2020	Feb/2020	451,098,039	1,486,814,024

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Feb/2020	Mar/2020	447,060,783	1,467,353,868
Mar/2020	Apr/2020	443,110,661	1,447,966,324
Apr/2020	May/2020	439,233,153	1,428,941,843
May/2020	Jun/2020	435,442,779	1,410,135,200
Jun/2020	Jul/2020	431,746,801	1,391,546,394
Jul/2020	Aug/2020	428,123,437	1,373,102,813
Aug/2020	Sep/2020	424,572,684	1,354,804,457
Sep/2020	Oct/2020	421,087,283	1,336,723,939
Oct/2020	Nov/2020	417,667,233	1,319,006,483
Nov/2020	Dec/2020	414,312,535	1,301,434,253
Dec/2020	Jan/2021	411,015,926	1,283,862,022
Jan/2021	Feb/2021	407,791,930	1,266,507,629
Feb/2021	Mar/2021	404,626,024	1,249,225,849
Mar/2021	Apr/2021	401,518,208	1,232,161,906
Apr/2021	May/2021	398,475,743	1,215,243,188
May/2021	Jun/2021	395,484,107	1,198,397,082
Jun/2021	Jul/2021	392,550,561	1,181,696,202
Jul/2021	Aug/2021	389,682,367	1,165,067,934
Aug/2021	Sep/2021	386,865,001	1,148,657,504
Sep/2021	Oct/2021	384,098,464	1,132,537,524
Oct/2021	Nov/2021	381,390,017	1,116,417,544
Nov/2021	Dec/2021	378,732,398	1,100,515,401
Dec/2021	Jan/2022	376,125,609	1,084,685,871
Jan/2022	Feb/2022	373,569,648	1,069,001,566
Feb/2022	Mar/2022	371,064,516	1,053,389,874
Mar/2022	Apr/2022	368,602,951	1,037,850,794
Apr/2022	May/2022	366,192,216	1,022,456,939
May/2022	Jun/2022	363,825,047	1,007,063,084
Jun/2022	Jul/2022	361,501,447	991,887,066
Jul/2022	Aug/2022	359,221,413	976,783,662
Aug/2022	Sep/2022	356,984,948	961,680,257
Sep/2022	Oct/2022	354,792,049	946,794,690
Oct/2022	Nov/2022	352,642,719	932,126,960
Nov/2022	Dec/2022	350,536,956	917,604,455
Dec/2022	Jan/2023	348,474,760	903,227,176
Jan/2023	Feb/2023	346,448,871	889,067,734
Feb/2023	Mar/2023	344,488,332	875,198,742
Mar/2023	Apr/2023	342,564,101	861,692,812
Apr/2023	May/2023	340,683,436	848,259,496
May/2023	Jun/2023	338,831,817	835,116,629
Jun/2023	Jul/2023	337,009,243	822,409,437
Jul/2023	Aug/2023	335,208,452	810,283,146
Aug/2023	Sep/2023	333,451,229	798,229,467
Sep/2023	Oct/2023	331,730,312	786,321,013
Oct/2023	Nov/2023	330,045,702	774,557,785

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Nov/2023	Dec/2023	328,390,136	762,867,168
Dec/2023	Jan/2024	326,763,615	751,467,002
Jan/2024	Feb/2024	325,173,401	740,357,286
Feb/2024	Mar/2024	323,612,232	729,392,795
Mar/2024	Apr/2024	322,087,369	718,566,268
Apr/2024	May/2024	320,591,551	707,892,227
May/2024	Jun/2024	319,124,778	697,450,546
Jun/2024	Jul/2024	317,687,050	687,430,018
Jul/2024	Aug/2024	316,278,367	677,591,021
Aug/2024	Sep/2024	314,898,729	667,904,511
Sep/2024	Oct/2024	313,533,614	658,668,198
Oct/2024	Nov/2024	312,197,543	649,664,245
Nov/2024	Dec/2024	310,890,518	640,740,166
Dec/2024	Jan/2025	309,590,754	631,845,132
Jan/2025	Feb/2025	308,334,557	623,153,413
Feb/2025	Mar/2025	307,107,405	614,679,531
Mar/2025	Apr/2025	305,909,299	606,256,478
Apr/2025	May/2025	304,732,976	597,884,254
May/2025	Jun/2025	303,592,959	589,577,382
Jun/2025	Jul/2025	302,467,465	581,328,599
Jul/2025	Aug/2025	301,356,494	573,137,907
Aug/2025	Sep/2025	300,274,567	564,983,520
Sep/2025	Oct/2025	299,221,685	556,887,224
Oct/2025	Nov/2025	298,183,326	548,878,063
Nov/2025	Dec/2025	297,094,139	541,079,478
Dec/2025	Jan/2026	296,106,608	533,411,595
Jan/2026	Feb/2026	295,148,123	525,801,803
Feb/2026	Mar/2026	294,211,421	518,271,884
Mar/2026	Apr/2026	293,223,891	511,010,632
Apr/2026	May/2026	292,316,235	503,945,433
May/2026	Jun/2026	291,430,362	496,967,370
Jun/2026	Jul/2026	290,559,011	490,047,396
Jul/2026	Aug/2026	289,716,706	483,178,252
Aug/2026	Sep/2026	288,881,662	476,439,809
Sep/2026	Oct/2026	288,068,402	469,897,421
Oct/2026	Nov/2026	287,262,403	463,623,699
Nov/2026	Dec/2026	286,478,188	457,662,211
Dec/2026	Jan/2027	285,715,756	451,744,290
Jan/2027	Feb/2027	284,960,586	445,877,198
Feb/2027	Mar/2027	284,227,199	440,213,422
Mar/2027	Apr/2027	283,501,074	434,636,780
Apr/2027	May/2027	282,796,733	429,110,967
May/2027	Jun/2027	282,106,914	423,621,460
Jun/2027	Jul/2027	281,431,617	418,175,521
Jul/2027	Aug/2027	280,770,843	412,773,149

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Aug/2027	Sep/2027	280,124,592	407,421,606
Sep/2027	Oct/2027	279,500,124	402,149,937
Oct/2027	Nov/2027	278,882,918	396,885,529
Nov/2027	Dec/2027	278,280,234	391,700,995
Dec/2027	Jan/2028	277,692,072	386,574,551
Jan/2028	Feb/2028	277,118,433	381,491,674
Feb/2028	Mar/2028	276,552,056	376,452,365
Mar/2028	Apr/2028	276,000,201	371,449,362
Apr/2028	May/2028	275,462,868	366,489,927
May/2028	Jun/2028	274,932,796	361,653,933
Jun/2028	Jul/2028	274,417,248	356,992,209
Jul/2028	Aug/2028	273,901,699	352,410,359
Aug/2028	Sep/2028	273,371,627	347,857,553
Sep/2028	Oct/2028	272,848,817	343,341,055
Oct/2028	Nov/2028	272,340,529	338,868,123
Nov/2028	Dec/2028	271,476,440	334,424,237
Dec/2028	Jan/2029	270,989,936	329,878,693
Jan/2029	Feb/2029	270,510,694	325,601,815
Feb/2029	Mar/2029	270,038,712	321,361,244
Mar/2029	Apr/2029	269,573,992	316,960,925
Apr/2029	May/2029	268,782,516	312,792,966
May/2029	Jun/2029	268,332,318	308,654,052
Jun/2029	Jul/2029	267,911,165	304,551,445
Jul/2029	Aug/2029	267,526,319	300,485,143
Aug/2029	Sep/2029	267,148,734	296,455,148
Sep/2029	Oct/2029	266,785,671	292,454,198
Oct/2029	Nov/2029	266,429,870	288,489,555
Nov/2029	Dec/2029	266,081,330	284,648,352
Dec/2029	Jan/2030	265,638,393	280,778,105
Jan/2030	Feb/2030	265,304,376	277,394,361
Feb/2030	Mar/2030	263,868,347	275,243,331
Mar/2030	Apr/2030	262,218,610	273,349,577
Apr/2030	May/2030	260,582,300	271,471,441
May/2030	Jun/2030	259,002,982	269,652,493
Jun/2030	Jul/2030	257,458,839	267,870,983
Jul/2030	Aug/2030	255,928,132	266,105,081
Aug/2030	Sep/2030	254,447,176	264,391,086
Sep/2030	Oct/2030	252,979,637	262,692,719
Oct/2030	Nov/2030	251,529,142	261,013,614
Nov/2030	Dec/2030	249,997,672	259,255,736
Dec/2030	Jan/2031	248,574,065	257,607,834
Jan/2031	Feb/2031	247,171,111	255,982,846
Feb/2031	Mar/2031	245,788,803	254,380,779
Mar/2031	Apr/2031	244,419,919	252,794,333
Apr/2031	May/2031	243,068,076	251,227,153

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
May/2031	Jun/2031	241,805,865	249,751,871
Jun/2031	Jul/2031	240,564,348	248,299,464
Jul/2031	Aug/2031	239,336,250	246,862,683
Aug/2031	Sep/2031	238,110,658	245,430,656
Sep/2031	Oct/2031	236,894,841	244,010,639
Oct/2031	Nov/2031	235,695,984	242,609,968
Nov/2031	Dec/2031	234,514,004	241,228,726
Dec/2031	Jan/2032	233,334,235	239,852,533
Jan/2032	Feb/2032	232,171,300	238,495,814
Feb/2032	Mar/2032	231,018,170	237,151,074
Mar/2032	Apr/2032	229,882,156	235,825,522
Apr/2032	May/2032	228,752,311	234,508,326
May/2032	Jun/2032	227,635,958	233,206,682
Jun/2032	Jul/2032	226,529,461	231,916,965
Jul/2032	Aug/2032	225,432,808	230,639,189
Aug/2032	Sep/2032	224,346,012	229,373,339
Sep/2032	Oct/2032	223,276,321	228,126,691
Oct/2032	Nov/2032	222,220,087	226,895,630
Nov/2032	Dec/2032	221,170,053	225,672,892
Dec/2032	Jan/2033	220,133,483	224,465,735
Jan/2033	Feb/2033	219,106,197	223,271,077
Feb/2033	Mar/2033	218,088,781	222,088,334
Mar/2033	Apr/2033	216,914,263	220,750,459
Apr/2033	May/2033	215,716,950	219,391,812
May/2033	Jun/2033	214,427,884	217,943,385
Jun/2033	Jul/2033	213,348,355	216,706,575
Jul/2033	Aug/2033	211,207,624	214,410,680
Aug/2033	Sep/2033	209,163,918	212,213,815
Sep/2033	Oct/2033	208,070,432	210,969,178
Oct/2033	Nov/2033	206,511,241	209,260,806
Nov/2033	Dec/2033	205,183,344	207,785,859
Dec/2033	Jan/2034	202,830,538	205,288,148
Jan/2034	Feb/2034	201,899,833	204,214,747
Feb/2034	Mar/2034	200,728,264	202,902,968
Mar/2034	Apr/2034	198,476,755	200,514,537
Apr/2034	May/2034	197,534,240	199,438,424
May/2034	Jun/2034	196,594,143	198,367,154
Jun/2034	Jul/2034	195,536,593	197,180,978
Jul/2034	Aug/2034	187,274,121	188,793,397
Aug/2034	Sep/2034	185,384,126	186,784,101
Sep/2034	Oct/2034	183,353,499	184,639,507
Oct/2034	Nov/2034	180,270,974	181,448,310
Nov/2034	Dec/2034	178,420,304	179,494,084
Dec/2034	Jan/2035	177,363,862	178,343,105
Jan/2035	Feb/2035	173,563,110	174,454,191

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Feb/2035	Mar/2035	172,313,479	173,118,816
Mar/2035	Apr/2035	170,634,378	171,356,083
Apr/2035	May/2035	166,677,662	167,318,160
May/2035	Jun/2035	162,661,322	163,223,682
Jun/2035	Jul/2035	161,273,866	161,764,728
Jul/2035	Aug/2035	155,616,610	156,043,600
Aug/2035	Sep/2035	152,924,686	153,296,846
Sep/2035	Oct/2035	149,208,996	149,533,446
Oct/2035	Nov/2035	147,140,812	147,426,411
Nov/2035	Dec/2035	141,197,122	141,447,125
Dec/2035	Jan/2036	136,246,837	136,464,016
Jan/2036	Feb/2036	132,117,867	132,307,897
Feb/2036	Mar/2036	124,150,673	124,314,859
Mar/2036	Apr/2036	120,282,175	120,421,078
Apr/2036	May/2036	117,598,333	117,709,810
May/2036	Jun/2036	111,077,306	111,175,105
Jun/2036	Jul/2036	108,668,755	108,754,923
Jul/2036	Aug/2036	106,311,912	106,386,143
Aug/2036	Sep/2036	105,385,045	105,447,594
Sep/2036	Oct/2036	103,438,616	103,490,374
Oct/2036	Nov/2036	99,500,668	99,541,876
Nov/2036	Dec/2036	97,751,832	97,782,801
Dec/2036	Jan/2037	89,803,129	89,824,278
Jan/2037	Feb/2037	82,501,365	82,513,498
Feb/2037	Mar/2037	77,638,469	77,643,412
Mar/2037	Apr/2037	70,544,260	70,545,503
Apr/2037	May/2037	67,497,264	67,498,130
May/2037	Jun/2037	63,701,463	63,702,292
Jun/2037	Jul/2037	60,583,854	60,584,663
Jul/2037	Aug/2037	54,969,464	54,970,253
Aug/2037	Sep/2037	53,820,743	53,821,513
Sep/2037	Oct/2037	43,653,548	43,654,298
Oct/2037	Nov/2037	38,629,496	38,630,229
Nov/2037	Dec/2037	36,871,189	36,871,912
Dec/2037	Jan/2038	33,975,770	33,976,482
Jan/2038	Feb/2038	33,340,778	33,341,480
Feb/2038	Mar/2038	31,143,892	31,144,583
Mar/2038	Apr/2038	31,029,895	31,030,576
Apr/2038	May/2038	29,710,531	29,711,201
May/2038	Jun/2038	28,556,360	28,557,020
Jun/2038	Jul/2038	28,315,292	28,315,941
Jul/2038	Aug/2038	22,024,874	22,025,513
Aug/2038	Sep/2038	19,248,902	19,249,532
Sep/2038	Oct/2038	16,724,896	16,725,515
Oct/2038	Nov/2038	15,403,716	15,404,326

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Nov/2038	Dec/2038	12,641,431	12,642,031
Dec/2038	Jan/2039	9,109,962	9,110,553
Jan/2039	Feb/2039	7,753,093	7,753,674
Feb/2039	Mar/2039	6,707,877	6,708,448
Mar/2039	Apr/2039	5,629,622	5,630,184
Apr/2039	May/2039	3,281,265	3,281,818
May/2039	Jun/2039	3,281,016	3,281,559
Jun/2039	Jul/2039	3,280,766	3,281,300
Jul/2039	Aug/2039	3,280,517	3,281,041
Aug/2039	Sep/2039	3,280,267	3,280,783
Sep/2039	Oct/2039	3,280,017	3,280,524
Oct/2039	Nov/2039	3,279,804	3,280,302
Nov/2039	Dec/2039	3,279,554	3,280,043
Dec/2039	Jan/2040	3,279,305	3,279,785
Jan/2040	Feb/2040	3,279,091	3,279,563
Feb/2040	Mar/2040	3,278,877	3,279,340
Mar/2040	Apr/2040	3,278,628	3,279,082
Apr/2040	May/2040	3,278,378	3,278,824
May/2040	Jun/2040	3,278,164	3,278,602
Jun/2040	Jul/2040	3,277,987	3,278,416
Jul/2040	Aug/2040	3,277,737	3,278,158
Aug/2040	Sep/2040	3,277,523	3,277,936
Sep/2040	Oct/2040	3,277,309	3,277,714
Oct/2040	Nov/2040	3,277,095	3,277,492
Nov/2040	Dec/2040	3,276,881	3,277,270
Dec/2040	Jan/2041	3,276,668	3,277,048
Jan/2041	Feb/2041	3,276,490	3,276,863
Feb/2041	Mar/2041	3,276,276	3,276,641
Mar/2041	Apr/2041	3,276,098	3,276,456
Apr/2041	May/2041	3,275,848	3,276,198
May/2041	Jun/2041	3,275,670	3,276,013
Jun/2041	Jul/2041	3,275,492	3,275,827
Jul/2041	Aug/2041	3,275,278	3,275,606
Aug/2041	Sep/2041	3,275,100	3,275,421
Sep/2041	Oct/2041	3,274,886	3,275,199
Oct/2041	Nov/2041	3,274,708	3,275,014
Nov/2041	Dec/2041	3,274,530	3,274,829
Dec/2041	Jan/2042	3,274,352	3,274,644
Jan/2042	Feb/2042	3,274,174	3,274,459
Feb/2042	Mar/2042	3,273,996	3,274,274
Mar/2042	Apr/2042	3,273,818	3,274,089
Apr/2042	May/2042	3,273,640	3,273,904
May/2042	Jun/2042	3,273,462	3,273,719
Jun/2042	Jul/2042	3,273,284	3,273,534
Jul/2042	Aug/2042	3,273,142	3,273,385

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Aug/2042	Sep/2042	3,272,964	3,273,201
Sep/2042	Oct/2042	3,272,822	3,273,052
Oct/2042	Nov/2042	3,272,607	3,272,831
Nov/2042	Dec/2042	3,272,465	3,272,683
Dec/2042	Jan/2043	3,272,287	3,272,498
Jan/2043	Feb/2043	3,272,145	3,272,350
Feb/2043	Mar/2043	3,272,002	3,272,201
Mar/2043	Apr/2043	3,271,824	3,272,017
Apr/2043	May/2043	3,271,682	3,271,868
May/2043	Jun/2043	3,271,540	3,271,720
Jun/2043	Jul/2043	3,271,361	3,271,536
Jul/2043	Aug/2043	3,271,219	3,271,387
Aug/2043	Sep/2043	3,271,077	3,271,239
Sep/2043	Oct/2043	3,270,934	3,271,091
Oct/2043	Nov/2043	3,270,792	3,270,943
Nov/2043	Dec/2043	3,270,650	3,270,795
Dec/2043	Jan/2044	3,270,507	3,270,647
Jan/2044	Feb/2044	3,270,365	3,270,499
Feb/2044	Mar/2044	3,270,222	3,270,351
Mar/2044	Apr/2044	3,270,116	3,270,239
Apr/2044	May/2044	3,269,937	3,270,055
May/2044	Jun/2044	3,269,795	3,269,907
Jun/2044	Jul/2044	3,269,688	3,269,795
Jul/2044	Aug/2044	3,269,546	3,269,647
Aug/2044	Sep/2044	3,269,403	3,269,500
Sep/2044	Oct/2044	3,269,297	3,269,388
Oct/2044	Nov/2044	3,269,154	3,269,240
Nov/2044	Dec/2044	3,269,048	3,269,129
Dec/2044	Jan/2045	3,268,942	3,269,017
Jan/2045	Feb/2045	3,268,799	3,268,870
Feb/2045	Mar/2045	3,268,692	3,268,758
Mar/2045	Apr/2045	3,268,550	3,268,611
Apr/2045	May/2045	3,268,443	3,268,499
May/2045	Jun/2045	3,268,300	3,268,352
Jun/2045	Jul/2045	3,268,194	3,268,240
Jul/2045	Aug/2045	3,268,087	3,268,129
Aug/2045	Sep/2045	3,267,980	3,268,018
Sep/2045	Oct/2045	3,267,874	3,267,907
Oct/2045	Nov/2045	3,267,767	3,267,796
Nov/2045	Dec/2045	3,267,661	3,267,684
Dec/2045	Jan/2046	3,267,554	3,267,573
Jan/2046	Feb/2046	3,267,447	3,267,462
Feb/2046	Mar/2046	3,267,377	3,267,387
Mar/2046	Apr/2046	3,267,270	3,267,276
Apr/2046	May/2046	3,266,945	3,266,947

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
May/2046	Jun/2046	3,266,837	3,266,837
Jun/2046	Jul/2046	3,093,366	3,093,366
Jul/2046	Aug/2046	3,093,293	3,093,293
Aug/2046	Sep/2046	3,093,185	3,093,185
Sep/2046	Oct/2046	3,093,112	3,093,112
Oct/2046	Nov/2046	3,093,003	3,093,003
Nov/2046	Dec/2046	3,092,930	3,092,930
Dec/2046	Jan/2047	3,092,858	3,092,858
Jan/2047	Feb/2047	3,092,749	3,092,749
Feb/2047	Mar/2047	3,092,676	3,092,676
Mar/2047	Apr/2047	3,092,604	3,092,604
Apr/2047	May/2047	3,092,531	3,092,531
May/2047	Jun/2047	3,092,495	3,092,495
Jun/2047	Jul/2047	3,092,458	3,092,458
Jul/2047	Aug/2047	3,092,458	3,092,458
Aug/2047	Sep/2047	3,092,458	3,092,458
Sep/2047	Oct/2047	—	—
Oct/2047	Nov/2047	—	—
Nov/2047	Dec/2047	—	—
Dec/2047	Jan/2048	—	—
Jan/2048	Feb/2048	—	—
Feb/2048	Mar/2048	—	—
Mar/2048	Apr/2048	—	—
Apr/2048	May/2048	—	—
May/2048	Jun/2048	—	—
Jun/2048	Jul/2048	—	—
Jul/2048	Aug/2048	—	—
Aug/2048	Sep/2048	—	—
Sep/2048	Oct/2048	—	—
Oct/2048	Nov/2048	—	—
Nov/2048	Dec/2048	—	—

SCHEDULE 4

FLOATING RATE MINIMUM AND MAXIMUM GUARANTEED VALUES

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Apr/2009	May/2009	12,471,942,421	12,751,797,796
May/2009	Jun/2009	12,275,244,174	12,778,659,290
Jun/2009	Jul/2009	12,101,187,452	12,786,700,063
Jul/2009	Aug/2009	11,908,734,492	12,767,585,689
Aug/2009	Sep/2009	11,692,932,459	12,713,006,744
Sep/2009	Oct/2009	11,448,120,972	12,697,223,987
Oct/2009	Nov/2009	11,245,762,344	12,665,830,011
Nov/2009	Dec/2009	11,039,158,430	12,606,846,469
Dec/2009	Jan/2010	10,848,120,565	12,653,369,883
Jan/2010	Feb/2010	10,672,648,748	12,650,877,216
Feb/2010	Mar/2010	10,490,101,454	12,671,363,708
Mar/2010	Apr/2010	10,333,025,876	12,713,242,536
Apr/2010	May/2010	10,191,516,346	12,745,771,171
May/2010	Jun/2010	10,029,487,934	12,784,151,325
Jun/2010	Jul/2010	9,895,761,428	13,057,593,177
Jul/2010	Aug/2010	9,922,648,239	13,138,958,486
Aug/2010	Sep/2010	9,812,978,353	13,155,968,606
Sep/2010	Oct/2010	9,670,053,728	13,221,497,124
Oct/2010	Nov/2010	9,553,308,366	13,186,320,727
Nov/2010	Dec/2010	9,367,930,882	13,171,073,486
Dec/2010	Jan/2011	9,190,336,422	13,099,261,837
Jan/2011	Feb/2011	8,989,392,889	13,012,178,081
Feb/2011	Mar/2011	8,781,373,880	12,922,120,763
Mar/2011	Apr/2011	8,574,062,419	12,857,613,828
Apr/2011	May/2011	8,392,930,220	12,763,760,576
May/2011	Jun/2011	8,194,109,331	12,666,044,072
Jun/2011	Jul/2011	7,994,580,894	12,568,532,038
Jul/2011	Aug/2011	7,802,127,933	12,468,455,113
Aug/2011	Sep/2011	7,611,090,068	12,393,099,571
Sep/2011	Oct/2011	7,442,693,727	12,299,267,891
Oct/2011	Nov/2011	7,264,391,719	12,215,174,893
Nov/2011	Dec/2011	7,095,995,379	12,142,931,160
Dec/2011	Jan/2012	6,939,556,593	12,037,257,307
Jan/2012	Feb/2012	6,767,481,005	11,959,054,755
Feb/2012	Mar/2012	6,617,197,884	11,879,335,190
Mar/2012	Apr/2012	6,520,688,385	11,745,069,095
Apr/2012	May/2012	6,399,626,982	11,876,250,832
May/2012	Jun/2012	6,424,108,130	11,872,739,914
Jun/2012	Jul/2012	6,391,914,712	11,767,872,047

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Jul/2012	Aug/2012	6,305,098,616	11,777,434,846
Aug/2012	Sep/2012	6,283,942,941	11,603,790,870
Sep/2012	Oct/2012	6,167,975,881	11,384,962,851
Oct/2012	Nov/2012	6,029,650,316	11,277,416,663
Nov/2012	Dec/2012	5,928,046,473	11,053,663,471
Dec/2012	Jan/2013	5,794,815,251	10,975,507,103
Jan/2013	Feb/2013	5,722,433,126	10,803,689,609
Feb/2013	Mar/2013	5,625,569,853	10,675,218,625
Mar/2013	Apr/2013	5,554,956,598	10,510,593,076
Apr/2013	May/2013	5,463,187,667	10,290,250,385
May/2013	Jun/2013	5,343,187,586	10,088,290,748
Jun/2013	Jul/2013	5,228,069,583	9,859,357,843
Jul/2013	Aug/2013	5,113,093,090	9,651,561,724
Aug/2013	Sep/2013	5,010,993,965	9,455,993,738
Sep/2013	Oct/2013	4,918,305,222	9,255,689,826
Oct/2013	Nov/2013	4,827,951,388	9,082,350,801
Nov/2013	Dec/2013	4,755,215,489	8,965,595,144
Dec/2013	Jan/2014	4,687,927,708	8,753,756,641
Jan/2014	Feb/2014	4,597,007,835	8,555,666,180
Feb/2014	Mar/2014	4,517,337,969	8,487,741,606
Mar/2014	Apr/2014	4,438,021,878	8,496,232,177
Apr/2014	May/2014	4,406,819,026	8,430,430,246
May/2014	Jun/2014	4,334,224,638	8,459,439,700
Jun/2014	Jul/2014	4,317,951,042	8,363,920,767
Jul/2014	Aug/2014	4,230,781,171	8,281,137,692
Aug/2014	Sep/2014	4,151,677,344	8,187,033,854
Sep/2014	Oct/2014	4,067,408,419	8,094,345,112
Oct/2014	Nov/2014	3,985,757,420	8,003,071,465
Nov/2014	Dec/2014	3,906,299,819	7,913,212,914
Dec/2014	Jan/2015	3,828,540,332	7,824,769,458
Jan/2015	Feb/2015	3,752,691,224	7,737,033,549
Feb/2015	Mar/2015	3,679,530,797	7,679,014,642
Mar/2015	Apr/2015	3,622,077,928	7,594,816,472
Apr/2015	May/2015	3,554,860,902	7,511,325,849
May/2015	Jun/2015	3,486,794,818	7,490,806,967
Jun/2015	Jul/2015	3,444,624,978	7,414,391,821
Jul/2015	Aug/2015	3,383,209,842	7,333,731,389
Aug/2015	Sep/2015	3,320,025,837	7,357,080,461
Sep/2015	Oct/2015	3,301,488,088	7,308,259,674
Oct/2015	Nov/2015	3,249,766,355	7,373,354,057
Nov/2015	Dec/2015	3,254,789,943	7,308,259,674
Dec/2015	Jan/2016	3,197,549,338	7,255,193,600
Jan/2016	Feb/2016	3,144,129,491	7,185,853,930
Feb/2016	Mar/2016	3,092,620,022	7,120,051,999
Mar/2016	Apr/2016	3,038,421,872	7,041,584,964

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Apr/2016	May/2016	2,983,728,439	6,978,188,695
May/2016	Jun/2016	2,932,360,479	6,924,556,583
Jun/2016	Jul/2016	2,888,704,789	6,929,367,907
Jul/2016	Aug/2016	2,866,558,548	6,888,188,634
Aug/2016	Sep/2016	2,825,308,520	6,824,650,855
Sep/2016	Oct/2016	2,775,780,184	6,761,183,831
Oct/2016	Nov/2016	2,732,973,552	6,715,971,536
Nov/2016	Dec/2016	2,693,987,676	6,735,216,832
Dec/2016	Jan/2017	2,658,964,067	6,739,037,589
Jan/2017	Feb/2017	2,627,761,216	6,786,372,527
Feb/2017	Mar/2017	2,624,506,497	6,712,221,533
Mar/2017	Apr/2017	2,578,869,674	6,638,707,333
Apr/2017	May/2017	2,533,940,398	6,645,499,790
May/2017	Jun/2017	2,522,619,635	6,583,447,861
Jun/2017	Jul/2017	2,482,218,665	6,512,551,587
Jul/2017	Aug/2017	2,438,633,729	6,442,221,350
Aug/2017	Sep/2017	2,395,614,832	6,372,457,152
Sep/2017	Oct/2017	2,353,303,483	6,303,329,747
Oct/2017	Nov/2017	2,311,911,945	6,235,192,908
Nov/2017	Dec/2017	2,271,369,465	6,167,905,127
Dec/2017	Jan/2018	2,231,817,551	6,102,173,950
Jan/2018	Feb/2018	2,193,043,940	6,038,070,133
Feb/2018	Mar/2018	2,155,119,386	5,975,027,637
Mar/2018	Apr/2018	2,118,043,889	5,912,834,199
Apr/2018	May/2018	2,081,675,940	5,851,843,591
May/2018	Jun/2018	2,046,157,048	5,791,772,796
Jun/2018	Jul/2018	2,011,345,704	5,732,338,793
Jul/2018	Aug/2018	1,977,312,662	5,673,470,829
Aug/2018	Sep/2018	1,944,057,922	5,614,673,619
Sep/2018	Oct/2018	1,911,581,485	5,556,796,221
Oct/2018	Nov/2018	1,879,741,841	5,499,343,352
Nov/2018	Dec/2018	1,848,609,744	5,442,385,767
Dec/2018	Jan/2019	1,818,043,686	5,385,994,219
Jan/2019	Feb/2019	1,788,043,665	5,330,451,728
Feb/2019	Mar/2019	1,758,680,438	5,275,616,786
Mar/2019	Apr/2019	1,730,024,758	5,221,347,881
Apr/2019	May/2019	1,701,864,362	5,167,715,769
May/2019	Jun/2019	1,674,270,003	5,114,791,205
Jun/2019	Jul/2019	1,647,241,683	5,062,432,679
Jul/2019	Aug/2019	1,620,779,401	5,010,498,681
Aug/2019	Sep/2019	1,594,883,157	4,958,989,212
Sep/2019	Oct/2019	1,568,916,158	4,907,975,027
Oct/2019	Nov/2019	1,543,373,688	4,857,456,125
Nov/2019	Dec/2019	1,518,397,256	4,807,432,506
Dec/2019	Jan/2020	1,493,916,108	4,757,904,170

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Jan/2020	Feb/2020	1,469,930,242	4,708,871,118
Feb/2020	Mar/2020	1,446,439,660	4,660,333,349
Mar/2020	Apr/2020	1,423,373,607	4,612,220,109
Apr/2020	May/2020	1,400,802,837	4,564,319,133
May/2020	Jun/2020	1,378,656,595	4,517,125,705
Jun/2020	Jul/2020	1,356,934,883	4,470,710,579
Jul/2020	Aug/2020	1,335,708,453	4,424,649,227
Aug/2020	Sep/2020	1,314,977,307	4,379,224,668
Sep/2020	Oct/2020	1,294,599,935	4,334,083,128
Oct/2020	Nov/2020	1,274,717,846	4,289,507,626
Nov/2020	Dec/2020	1,255,260,285	4,245,427,408
Dec/2020	Jan/2021	1,236,156,499	4,201,700,963
Jan/2021	Feb/2021	1,217,406,486	4,158,682,066
Feb/2021	Mar/2021	1,199,081,002	4,116,016,942
Mar/2021	Apr/2021	1,181,180,046	4,073,847,103
Apr/2021	May/2021	1,163,562,110	4,031,889,527
May/2021	Jun/2021	1,146,227,192	3,990,356,480
Jun/2021	Jul/2021	1,129,246,049	3,949,035,697
Jul/2021	Aug/2021	1,112,547,924	3,908,139,443
Aug/2021	Sep/2021	1,096,203,574	3,867,526,208
Sep/2021	Oct/2021	1,080,212,997	3,827,125,237
Oct/2021	Nov/2021	1,064,505,439	3,787,431,814
Nov/2021	Dec/2021	1,049,151,655	3,747,950,655
Dec/2021	Jan/2022	1,034,222,400	3,708,894,025
Jan/2022	Feb/2022	1,019,576,163	3,670,261,923
Feb/2022	Mar/2022	1,005,212,946	3,632,195,860
Mar/2022	Apr/2022	991,203,502	3,594,059,041
Apr/2022	May/2022	977,406,323	3,555,992,978
May/2022	Jun/2022	963,962,918	3,518,351,443
Jun/2022	Jul/2022	950,802,532	3,481,134,436
Jul/2022	Aug/2022	937,925,164	3,444,341,959
Aug/2022	Sep/2022	925,260,061	3,407,903,255
Sep/2022	Oct/2022	912,948,732	3,371,606,060
Oct/2022	Nov/2022	900,778,913	3,335,379,621
Nov/2022	Dec/2022	888,962,867	3,299,436,200
Dec/2022	Jan/2023	877,359,086	3,263,846,553
Jan/2023	Feb/2023	865,896,814	3,228,539,925
Feb/2023	Mar/2023	854,717,561	3,193,516,317
Mar/2023	Apr/2023	843,679,817	3,158,846,482
Apr/2023	May/2023	832,995,848	3,124,601,176
May/2023	Jun/2023	822,524,143	3,090,568,134
Jun/2023	Jul/2023	812,264,702	3,056,959,620
Jul/2023	Aug/2023	802,217,525	3,023,917,145
Aug/2023	Sep/2023	792,382,613	2,991,086,934
Sep/2023	Oct/2023	782,759,965	2,958,610,497

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Oct/2023	Nov/2023	773,278,826	2,926,417,079
Nov/2023	Dec/2023	764,080,707	2,894,435,925
Dec/2023	Jan/2024	755,024,097	2,862,879,300
Jan/2024	Feb/2024	746,108,997	2,831,605,694
Feb/2024	Mar/2024	737,476,915	2,800,615,107
Mar/2024	Apr/2024	728,915,589	2,769,978,294
Apr/2024	May/2024	720,849,545	2,739,482,990
May/2024	Jun/2024	712,854,257	2,709,270,705
Jun/2024	Jul/2024	705,057,082	2,679,412,195
Jul/2024	Aug/2024	697,458,020	2,649,765,948
Aug/2024	Sep/2024	690,035,845	2,620,331,966
Sep/2024	Oct/2024	682,769,331	2,591,322,512
Oct/2024	Nov/2024	675,658,477	2,562,596,078
Nov/2024	Dec/2024	668,703,284	2,534,011,153
Dec/2024	Jan/2025	661,882,524	2,505,638,492
Jan/2025	Feb/2025	655,210,350	2,477,548,850
Feb/2025	Mar/2025	648,658,459	2,449,742,227
Mar/2025	Apr/2025	642,255,153	2,422,218,624
Apr/2025	May/2025	636,000,431	2,394,836,530
May/2025	Jun/2025	629,865,993	2,367,737,455
Jun/2025	Jul/2025	623,865,989	2,340,850,644
Jul/2025	Aug/2025	617,993,344	2,314,246,853
Aug/2025	Sep/2025	612,233,906	2,287,784,570
Sep/2025	Oct/2025	606,623,053	2,261,605,307
Oct/2025	Nov/2025	601,111,257	2,235,567,554
Nov/2025	Dec/2025	595,712,668	2,209,812,819
Dec/2025	Jan/2026	590,448,514	2,184,270,349
Jan/2026	Feb/2026	585,375,397	2,159,010,898
Feb/2026	Mar/2026	580,408,413	2,133,963,711
Mar/2026	Apr/2026	575,575,862	2,109,199,544
Apr/2026	May/2026	570,884,821	2,084,576,885
May/2026	Jun/2026	566,321,139	2,060,237,246
Jun/2026	Jul/2026	561,863,589	2,036,109,871
Jul/2026	Aug/2026	557,533,397	2,012,053,251
Aug/2026	Sep/2026	553,281,036	1,988,279,650
Sep/2026	Oct/2026	549,127,731	1,964,789,068
Oct/2026	Nov/2026	545,080,558	1,941,439,996
Nov/2026	Dec/2026	541,146,593	1,918,373,943
Dec/2026	Jan/2027	537,297,534	1,895,449,399
Jan/2027	Feb/2027	533,554,607	1,872,878,629
Feb/2027	Mar/2027	529,903,661	1,850,449,368
Mar/2027	Apr/2027	526,316,395	1,828,232,372
Apr/2027	May/2027	522,835,260	1,806,227,640
May/2027	Jun/2027	519,424,881	1,784,576,682
Jun/2027	Jul/2027	516,085,256	1,763,067,233

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Jul/2027	Aug/2027	512,816,386	1,741,770,049
Aug/2027	Sep/2027	509,597,044	1,720,685,129
Sep/2027	Oct/2027	506,476,759	1,699,741,719
Oct/2027	Nov/2027	503,434,304	1,679,010,573
Nov/2027	Dec/2027	500,462,604	1,658,420,936
Dec/2027	Jan/2028	497,561,658	1,638,043,564
Jan/2028	Feb/2028	494,674,864	1,617,807,701
Feb/2028	Mar/2028	491,844,673	1,597,784,102
Mar/2028	Apr/2028	489,078,162	1,577,902,014
Apr/2028	May/2028	486,439,009	1,558,302,944
May/2028	Jun/2028	483,863,536	1,538,774,629
Jun/2028	Jul/2028	481,344,666	1,519,387,823
Jul/2028	Aug/2028	478,882,400	1,500,213,282
Aug/2028	Sep/2028	476,476,738	1,481,251,005
Sep/2028	Oct/2028	474,127,680	1,462,359,482
Oct/2028	Nov/2028	471,828,150	1,443,680,224
Nov/2028	Dec/2028	469,571,073	1,425,142,476
Dec/2028	Jan/2029	467,370,600	1,406,816,992
Jan/2029	Feb/2029	465,219,655	1,388,633,017
Feb/2029	Mar/2029	463,125,314	1,370,590,552
Mar/2029	Apr/2029	461,066,350	1,352,831,106
Apr/2029	May/2029	459,063,991	1,335,213,170
May/2029	Jun/2029	457,104,084	1,317,736,743
Jun/2029	Jul/2029	455,172,479	1,300,472,580
Jul/2029	Aug/2029	453,304,553	1,283,349,927
Aug/2029	Sep/2029	451,486,155	1,266,368,783
Sep/2029	Oct/2029	449,703,135	1,249,529,149
Oct/2029	Nov/2029	447,962,568	1,232,831,025
Nov/2029	Dec/2029	446,264,454	1,216,274,410
Dec/2029	Jan/2030	444,601,717	1,199,930,059
Jan/2030	Feb/2030	442,967,282	1,183,656,463
Feb/2030	Mar/2030	441,368,224	1,167,595,131
Mar/2030	Apr/2030	439,811,619	1,151,675,309
Apr/2030	May/2030	438,290,392	1,135,896,997
May/2030	Jun/2030	436,804,542	1,120,260,194
Jun/2030	Jul/2030	435,354,069	1,104,835,655
Jul/2030	Aug/2030	433,946,049	1,089,481,871
Aug/2030	Sep/2030	432,566,331	1,074,269,597
Sep/2030	Oct/2030	431,221,991	1,059,269,586
Oct/2030	Nov/2030	429,905,952	1,044,340,331
Nov/2030	Dec/2030	428,618,215	1,029,552,585
Dec/2030	Jan/2031	427,351,705	1,014,906,349
Jan/2031	Feb/2031	426,113,497	1,000,401,622
Feb/2031	Mar/2031	424,917,741	986,038,405
Mar/2031	Apr/2031	423,757,363	971,816,697

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Apr/2031	May/2031	422,618,211	957,736,499
May/2031	Jun/2031	421,521,512	943,797,810
Jun/2031	Jul/2031	420,446,040	930,000,631
Jul/2031	Aug/2031	419,398,869	916,274,206
Aug/2031	Sep/2031	418,387,076	902,830,801
Sep/2031	Oct/2031	417,396,509	889,670,415
Oct/2031	Nov/2031	416,434,245	876,651,538
Nov/2031	Dec/2031	415,471,980	863,774,171
Dec/2031	Jan/2032	414,552,168	851,038,313
Jan/2032	Feb/2032	413,639,431	838,373,210
Feb/2032	Mar/2032	412,754,997	825,849,617
Mar/2032	Apr/2032	411,884,713	813,396,778
Apr/2032	May/2032	411,035,656	801,014,694
May/2032	Jun/2032	410,200,750	788,844,875
Jun/2032	Jul/2032	409,344,617	776,675,055
Jul/2032	Aug/2032	408,552,164	764,646,745
Aug/2032	Sep/2032	407,780,937	752,830,699
Sep/2032	Oct/2032	406,974,333	741,014,654
Oct/2032	Nov/2032	406,238,483	729,340,117
Nov/2032	Dec/2032	405,523,860	717,877,845
Dec/2032	Jan/2033	404,816,312	706,358,970
Jan/2033	Feb/2033	403,903,576	695,045,283
Feb/2033	Mar/2033	403,210,179	683,851,879
Mar/2033	Apr/2033	402,523,858	672,799,985
Apr/2033	May/2033	401,823,386	661,840,072
May/2033	Jun/2033	400,995,555	650,781,102
Jun/2033	Jul/2033	400,252,630	640,153,736
Jul/2033	Aug/2033	398,243,195	629,200,898
Aug/2033	Sep/2033	396,757,345	618,538,155
Sep/2033	Oct/2033	393,403,569	607,606,544
Oct/2033	Nov/2033	392,504,983	597,750,405
Nov/2033	Dec/2033	391,769,134	587,965,021
Dec/2033	Jan/2034	389,788,000	578,101,807
Jan/2034	Feb/2034	388,861,113	568,514,537
Feb/2034	Mar/2034	387,721,961	558,842,360
Mar/2034	Apr/2034	386,752,621	549,538,109
Apr/2034	May/2034	386,073,375	540,403,668
May/2034	Jun/2034	385,203,091	531,516,870
Jun/2034	Jul/2034	384,375,261	522,941,392
Jul/2034	Aug/2034	380,229,031	513,092,329
Aug/2034	Sep/2034	378,212,521	504,028,644
Sep/2034	Oct/2034	374,059,216	494,222,033
Oct/2034	Nov/2034	372,438,932	485,568,726
Nov/2034	Dec/2034	370,372,893	476,427,210
Dec/2034	Jan/2035	368,306,854	467,526,260

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Jan/2035	Feb/2035	365,625,248	458,030,971
Feb/2035	Mar/2035	365,313,927	450,021,532
Mar/2035	Apr/2035	363,764,398	441,375,299
Apr/2035	May/2035	361,931,849	431,950,765
May/2035	Jun/2035	357,509,676	422,802,174
Jun/2035	Jul/2035	352,754,956	412,804,525
Jul/2035	Aug/2035	343,309,195	402,707,820
Aug/2035	Sep/2035	331,500,225	391,153,567
Sep/2035	Oct/2035	319,068,613	377,660,633
Oct/2035	Nov/2035	305,129,924	365,257,323
Nov/2035	Dec/2035	296,377,559	348,502,595
Dec/2035	Jan/2036	281,497,832	336,644,096
Jan/2036	Feb/2036	267,990,748	325,931,825
Feb/2036	Mar/2036	259,889,327	317,009,649
Mar/2036	Apr/2036	254,519,041	310,401,154
Apr/2036	May/2036	250,309,132	303,566,244
May/2036	Jun/2036	246,396,394	297,941,240
Jun/2036	Jul/2036	240,707,710	291,856,330
Jul/2036	Aug/2036	240,056,767	287,667,648
Aug/2036	Sep/2036	235,217,141	280,861,040
Sep/2036	Oct/2036	225,191,190	271,181,788
Oct/2036	Nov/2036	201,735,986	224,214,775
Nov/2036	Dec/2036	195,332,680	217,790,242
Dec/2036	Jan/2037	188,059,090	209,370,425
Jan/2037	Feb/2037	183,134,558	203,052,025
Feb/2037	Mar/2037	178,118,045	199,316,173
Mar/2037	Apr/2037	170,398,700	193,811,452
Apr/2037	May/2037	166,549,641	189,488,336
May/2037	Jun/2037	163,585,017	186,375,126
Jun/2037	Jul/2037	159,530,769	182,441,161
Jul/2037	Aug/2037	157,535,484	179,646,348
Aug/2037	Sep/2037	153,113,311	174,898,704
Sep/2037	Oct/2037	148,634,535	172,323,230
Oct/2037	Nov/2037	146,073,212	169,118,039
Nov/2037	Dec/2037	145,811,420	168,360,963
Dec/2037	Jan/2038	142,245,379	167,271,340
Jan/2038	Feb/2038	142,089,719	165,502,471
Feb/2038	Mar/2038	142,075,568	165,042,565
Mar/2038	Apr/2038	142,068,493	164,816,150
Apr/2038	May/2038	142,054,342	163,577,941
May/2038	Jun/2038	142,040,191	163,054,356
Jun/2038	Jul/2038	142,026,040	162,849,167
Jul/2038	Aug/2038	141,863,304	161,434,072
Aug/2038	Sep/2038	141,778,398	160,825,581
Sep/2038	Oct/2038	141,523,681	160,436,430

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Oct/2038	Nov/2038	139,804,340	158,717,089
Nov/2038	Dec/2038	138,842,075	158,257,183
Dec/2038	Jan/2039	137,674,622	156,240,672
Jan/2039	Feb/2039	137,653,395	154,740,671
Feb/2039	Mar/2039	137,540,188	153,608,595
Mar/2039	Apr/2039	137,299,621	151,860,952
Apr/2039	May/2039	136,903,395	151,676,990
May/2039	Jun/2039	136,896,319	151,485,952
Jun/2039	Jul/2039	136,889,244	150,735,951
Jul/2039	Aug/2039	136,875,093	150,551,989
Aug/2039	Sep/2039	136,868,017	150,368,027
Sep/2039	Oct/2039	136,860,942	150,191,140
Oct/2039	Nov/2039	136,853,866	150,014,253
Nov/2039	Dec/2039	136,846,791	149,837,366
Dec/2039	Jan/2040	136,839,715	149,667,554
Jan/2040	Feb/2040	136,832,640	149,497,743
Feb/2040	Mar/2040	136,825,564	149,327,931
Mar/2040	Apr/2040	136,818,489	149,158,120
Apr/2040	May/2040	136,811,414	148,995,384
May/2040	Jun/2040	136,804,338	148,832,648
Jun/2040	Jul/2040	136,797,263	148,669,912
Jul/2040	Aug/2040	136,790,187	148,507,176
Aug/2040	Sep/2040	136,783,112	148,351,516
Sep/2040	Oct/2040	136,776,036	148,195,855
Oct/2040	Nov/2040	136,768,961	148,040,195
Nov/2040	Dec/2040	136,761,885	147,884,534
Dec/2040	Jan/2041	136,761,885	147,735,949
Jan/2041	Feb/2041	136,754,810	147,587,364
Feb/2041	Mar/2041	136,747,734	147,438,779
Mar/2041	Apr/2041	136,740,659	147,290,194
Apr/2041	May/2041	136,733,583	147,148,685
May/2041	Jun/2041	136,733,583	147,007,175
Jun/2041	Jul/2041	136,726,508	146,865,666
Jul/2041	Aug/2041	136,719,432	146,724,156
Aug/2041	Sep/2041	136,719,432	146,582,647
Sep/2041	Oct/2041	136,712,357	146,448,213
Oct/2041	Nov/2041	136,705,281	146,313,778
Nov/2041	Dec/2041	136,705,281	146,179,344
Dec/2041	Jan/2042	136,698,206	146,044,910
Jan/2042	Feb/2042	136,698,206	145,917,552
Feb/2042	Mar/2042	136,691,130	145,783,118
Mar/2042	Apr/2042	136,684,055	145,655,759
Apr/2042	May/2042	136,684,055	145,528,401
May/2042	Jun/2042	136,676,979	145,401,042
Jun/2042	Jul/2042	136,676,979	145,273,683

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Jul/2042	Aug/2042	136,669,904	145,146,325
Aug/2042	Sep/2042	136,669,904	145,026,042
Sep/2042	Oct/2042	136,514,244	144,827,928
Oct/2042	Nov/2042	136,514,244	144,707,645
Nov/2042	Dec/2042	136,507,168	144,587,362
Dec/2042	Jan/2043	136,507,168	144,467,079
Jan/2043	Feb/2043	136,507,168	144,346,796
Feb/2043	Mar/2043	136,500,093	144,226,513
Mar/2043	Apr/2043	136,500,093	144,113,305
Apr/2043	May/2043	136,493,017	143,993,022
May/2043	Jun/2043	136,493,017	143,879,815
Jun/2043	Jul/2043	136,493,017	143,766,607
Jul/2043	Aug/2043	136,485,942	143,660,475
Aug/2043	Sep/2043	136,485,942	143,547,267
Sep/2043	Oct/2043	136,485,942	143,441,135
Oct/2043	Nov/2043	136,478,866	143,327,927
Nov/2043	Dec/2043	136,478,866	143,221,795
Dec/2043	Jan/2044	136,478,866	143,122,739
Jan/2044	Feb/2044	136,471,791	143,016,606
Feb/2044	Mar/2044	136,471,791	142,910,474
Mar/2044	Apr/2044	136,471,791	142,811,418
Apr/2044	May/2044	136,309,055	142,620,380
May/2044	Jun/2044	136,309,055	142,514,248
Jun/2044	Jul/2044	136,301,979	142,259,530
Jul/2044	Aug/2044	136,301,979	142,040,191
Aug/2044	Sep/2044	136,301,979	141,693,492
Sep/2044	Oct/2044	136,301,979	141,601,511
Oct/2044	Nov/2044	136,294,904	141,509,530
Nov/2044	Dec/2044	136,294,904	140,858,586
Dec/2044	Jan/2045	136,294,904	140,773,680
Jan/2045	Feb/2045	136,294,904	140,688,775
Feb/2045	Mar/2045	136,294,904	139,818,491
Mar/2045	Apr/2045	136,202,923	139,648,680
Apr/2045	May/2045	136,202,923	139,570,849
May/2045	Jun/2045	136,195,847	138,976,509
Jun/2045	Jul/2045	135,926,979	138,764,245
Jul/2045	Aug/2045	135,926,979	138,686,415
Aug/2045	Sep/2045	135,926,979	138,056,697
Sep/2045	Oct/2045	135,926,979	137,816,131
Oct/2045	Nov/2045	135,926,979	137,738,301
Nov/2045	Dec/2045	135,424,620	137,051,980
Dec/2045	Jan/2046	135,424,620	136,443,489
Jan/2046	Feb/2046	135,106,224	135,559,054
Feb/2046	Mar/2046	118,793,635	118,815,017
Mar/2046	Apr/2046	109,975,045	109,994,444

From and including the State Payment Date falling in:	Up to and excluding the State Payment Date falling in:	Minimum	Maximum
Apr/2046	May/2046	107,527,900	107,545,359
May/2046	Jun/2046	106,913,285	106,928,842
Jun/2046	Jul/2046	94,903,580	94,917,304
Jul/2046	Aug/2046	87,114,343	87,126,341
Aug/2046	Sep/2046	85,820,359	85,830,701
Sep/2046	Oct/2046	80,959,948	80,968,699
Oct/2046	Nov/2046	77,441,353	77,448,611
Nov/2046	Dec/2046	69,522,127	69,527,967
Dec/2046	Jan/2047	64,402,940	64,407,524
Jan/2047	Feb/2047	56,799,137	56,802,591
Feb/2047	Mar/2047	46,252,937	46,255,381
Mar/2047	Apr/2047	44,354,316	44,355,885
Apr/2047	May/2047	42,137,903	42,138,806
May/2047	Jun/2047	32,074,331	32,074,769
Jun/2047	Jul/2047	24,712,517	28,130,679
Jul/2047	Aug/2047	23,174,308	25,490,112
Aug/2047	Sep/2047	21,471,241	23,857,799
Sep/2047	Oct/2047	17,089,398	18,928,315
Oct/2047	Nov/2047	6,252,669	6,252,669
Nov/2047	Dec/2047	1,874,577	2,316,511
Dec/2047	Jan/2048	1,874,577	2,315,096
Jan/2048	Feb/2048	1,874,577	2,313,681
Feb/2048	Mar/2048	1,874,577	2,312,336
Mar/2048	Apr/2048	1,874,577	2,311,134
Apr/2048	May/2048	1,874,577	2,310,002
May/2048	Jun/2048	1,874,577	2,309,294
Jun/2048	Jul/2048	1,874,577	2,309,294
Jul/2048	Aug/2048	1,612,006	1,612,006
Aug/2048	Sep/2048	0	700,472
Sep/2048	Oct/2048	0	700,472
Oct/2048	Nov/2048	0	700,472
Nov/2048	Dec/2048	—	—

SCHEDULE 5

TERMS AND CONDITIONS OF THE BONDS

PART 1

TERMS AND CONDITIONS OF THE DUTCH STATE FIXED RATE NOTES

The following are the terms and conditions (the “Conditions”) of the Dutch State Fixed Rate Notes substantially in the form in which they will be endorsed on the Note Certificates evidencing the Dutch State Fixed Rate Notes. The Conditions applicable to any Dutch State Fixed Rate Note evidenced by a Global Note Certificate will differ from those set out below to the extent detailed in the Global Note Certificates. Defined terms used herein but not defined shall have the meaning ascribed to it in Condition 12.

The U.S.$[        ] Dutch State Fixed Rate Notes due [to be completed for each Class/Series] (the “Dutch State Fixed Rate Notes”), issued by the State of The Netherlands (the “Issuer”), acting through the Dutch State Treasury Agency [will be consolidated and form a single series with the U.S.$500,000,000 Dutch State Fixed Notes due [to be completed for each Class/Series] issued on [            ] and] are issued subject to and with the benefit of a fiscal agency agreement dated 16 February 2012[, as amended and restated on [            ]] (the “Agency Agreement”) made between the Issuer and Citibank N.A., London Branch, as fiscal agent (the “Fiscal Agent”, which expression includes any successor Fiscal Agent, and together with any other paying agents appointed pursuant to the Agency Agreement or any successor thereto, the “Paying Agents”), as transfer agent (together with any other transfer agents appointed pursuant to the Agency Agreement or any successor thereto, the “Transfer Agents”) and as registrar (the “Registrar”, which expression includes any successor registrar appointed pursuant to the Agency Agreement). A copy of the Agency Agreement is available for inspection at the specified offices of the Paying Agents.

1.	Form and Denomination

The Dutch State Fixed Rate Notes are in registered form and in the denomination of U.S.$1,000,000 each, without interest coupons attached. A note certificate (each a Certificate) will be issued to each Noteholder in respect of its registered holding of Notes. Each Certificate will be numbered serially with an identifying number which will be recorded on the relevant Certificate and in the register of Noteholders which the Issuer will procure to be kept by the Registrar.

2.	Status

The Dutch State Fixed Rate Notes constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other present and future unsecured and unsubordinated financial obligations of the Issuer.

3.	Interest

Interest on the Dutch State Fixed Rate Notes shall be payable by reference to successive monthly interest periods (each a Dutch State Fixed Rate Note Interest Calculation Period) and will be payable in arrear in US Dollars in respect of the Principal Amount Outstanding of the Dutch State Fixed Rate Notes. Each successive Dutch State Fixed Rate Note Interest Calculation Period will commence on (and include) a Dutch State Fixed Rate Note Interest Payment Date and end on (but exclude) the next succeeding Dutch State Fixed Rate Note Interest Payment Date, except for the first Dutch State Fixed Rate Note Interest Calculation Period which will commence on (and include) [the Issue Date and end on (but exclude) the Dutch State Fixed Rate Note Interest Payment Date falling in March 2012]/[[insert preceding interest payment date] and end on (but exclude) the Dutch State Fixed Note Interest Payment Date falling in [insert next interest payment date]].

The rate of interest payable in respect of the Dutch State Fixed Rate Notes on each Dutch State Fixed Rate Note Interest Payment Date will be 3.5 per cent per annum until and including the Final Maturity Date, which amount is to be calculated on the basis of the Fixed Rate Day Count Fraction (the Dutch State Fixed Rate Note Interest Amount).

4.	Redemption and Purchase

The Dutch State Fixed Rate Notes will be redeemed at their principal amount on the Final Maturity Date. Neither the Issuer nor any Noteholder will be entitled to redemption of the Dutch State Fixed Rate Notes prior to the Final Maturity Date, under any circumstance.

5.	Payments

Payments of principal and interest in respect of the Dutch State Fixed Rate Notes on the due date will be made to the person and registered account shown on the Register (as defined in Condition 8) on the Record Date and, in the case of principal, against presentation and surrender of the Certificate(s) evidencing the relevant Dutch State Fixed Rate Notes at the specified office of any of the Paying Agents or of the Registrar. Payments will be made in United States dollars by transfer to a United States dollar account maintained by the payee with a bank in the United States as appearing in the Register.

If any due date for the payment of principal or interest in respect of any Dutch State Fixed Rate Note is not a Business Day such payment will not be made until the next day which is a Business Day, and no further interest will be paid in respect of the delay in such payment.

6.	Taxation

No deduction or withholding in respect of payments of principal and interest on the Dutch State Fixed Rate Notes will be made on account of present or future taxes or other duties, unless such deduction or withholding is required by Dutch law in which case Noteholders will not be entitled to receive grossed-up amounts to compensate for any such tax, duty, withholding or other payment.

7.	Limited remedies

If the Issuer defaults (i) for a period of seven days or more in the payment on the due date of any principal amount due on the Dutch State Fixed Rate Notes or (ii) for a period of 15 days or more in the payment on the due date of any interest amount due on the Dutch State Fixed Rate Notes, and such default is continuing, then each Noteholder shall be entitled to call for immediate payment of, in the case of (i), the relevant principal amount due or, in the case of (ii), the relevant interest amount due, together with interest accrued to the date of payment by giving notice to the Issuer together with such supporting documentation evidencing the right to payment as the Issuer may reasonably require. For the avoidance of doubt, if the Issuer defaults in the payment on the due date or at any time thereafter of any interest amount due on the Dutch State Fixed Rate Notes, the sole remedy available to Noteholders is to claim specific performance as set out under (ii), and no Noteholder shall be entitled to call its Dutch State Fixed Rate Notes for repayment or redemption or pursue any other remedy that might lead to repayment or redemption of the Dutch State Fixed Rate Notes prior to their stated maturity.

8.	Title, Registration and Transfers

Title to the Dutch State Fixed Rate Notes will pass by registration in the register that the Issuer will procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement (the

“Register”) and execution of a transfer certificate (which constitutes notice (mededeling) of transfer to the Issuer). Except as ordered by a court of competent jurisdiction or as required by Dutch law, the person in whose name an Dutch State Fixed Rate Note is registered (the “Noteholder”) will be deemed to be and may be treated as its absolute owner for all purposes, whether or not it is overdue and regardless of any notice of ownership, trust or an interest in it, any writing on it, or on the Certificate evidencing it, or its theft or loss, or that of the related Certificate, and no person shall be liable for so treating the Noteholder.

Dutch State Fixed Rate Notes may be transferred upon the surrender, at the specified office of the Registrar or any Transfer Agent (as defined in Condition 9), of the Certificate evidencing such Dutch State Fixed Rate Notes to be transferred, together with the form of transfer endorsed on such Certificate, or another form of transfer substantially in the same form and containing the same representations and certifications, if any, unless otherwise agreed by the Issuer, duly completed and executed and any other evidence as the Registrar or relevant Transfer Agent may reasonably require. All transfers of Dutch State Fixed Rate Notes and entries on the Register will be made subject to the detailed regulations concerning transfers of Dutch State Fixed Rate Notes described in the Agency Agreement.

Each new Certificate to be issued pursuant to these Conditions will be available for delivery within five business days of receipt of the form of transfer endorsed on the certificate and surrender of the Certificate for exchange. Delivery of the new Certificate(s) shall be made at the specified office of the Registrar or relevant Transfer Agent, as the case may be, to whom delivery or surrender of such request for exchange, form of transfer or Certificate shall have been made or, at the option of the Noteholder making such delivery or surrender as aforesaid and as specified in the relevant request for exchange, form of transfer or otherwise in writing, be mailed by uninsured post at the risk of the Noteholder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Paying Agent, Transfer Agent or Registrar, as the case may be, the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 8, “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the Registrar or the relevant Transfer Agent, as the case may be.

In the case of a transfer of part only of a holding of Dutch State Fixed Rate Notes evidenced by one Certificate, a new Certificate shall be issued to the transferee in respect of the part transferred and a further new Certificate in respect of the balance of the holding not transferred shall be issued to the transferor.

Transfer of Dutch State Fixed Rate Notes and Certificates on registration of transfer shall be effected without charge by or on behalf of the Issuer, the Registrar or the relevant Transfer Agent, but upon payment of any tax or other governmental charges that may be imposed in relation to it, or the giving of such indemnity as the Registrar or the relevant Transfer Agent may require.

No Noteholder may require the transfer of an Dutch State Fixed Rate Note (i) during the period of 15 days ending on the due date for the payment of interest on or redemption of that Dutch State Fixed Rate Note or (ii) after any such Dutch State Fixed Rate Note has been called for redemption under Condition 7.

9.	Agency Agreement

Noteholders are deemed to have notice of and are bound by the provisions of the Agency Agreement.

The Issuer reserves the right to vary or terminate the appointment of the Paying Agents, Transfer Agents or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Paying Agent, Transfer Agent and Registrar.

10.	Prescription

Claims against the Issuer for payment in respect of the Dutch State Fixed Rate Notes will be prescribed and become void unless made within 5 years from the date the relevant payment first became due.

11.	Governing Law and Jurisdiction

The Dutch State Fixed Rate Notes and any non-contractual obligations arising out of or in connection with them are governed by, and will be construed in accordance with, Dutch law.

The competent court in The Netherlands (excluding any arbitral tribunal or court arising under any relevant (bilateral) investment treaty or friendship treaty entered into by the Issuer) is to have exclusive jurisdiction to settle any disputes that may arise out of or in connection with any Dutch State Fixed Rate Note and accordingly any legal action or proceeding arising out of or in connection with any Dutch State Fixed Rate Notes may be brought in such courts.

12.	Definitions

In these Conditions:

“Agency Agreement” means the fiscal agency agreement dated 16 February 2012 [as amended and restated on [            ]] made between the Issuer and Citibank N.A., London Branch, as Fiscal Agent, Transfer Agent and Registrar;

“Business Day” means a day that is a New York Business Day, a Dutch Business Day and TARGET2 Settlement Day;

“Certificate” means a certificate evidencing one or more Dutch State Fixed Rate Notes;

“Conditions” means these terms and conditions;

“Dutch Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for general business in Amsterdam;

“Dutch State Fixed Rate Note Interest Amount” means in respect of each Dutch State Fixed Rate Note, the interest payable on the relevant Dutch State Fixed Rate Note Interest Payment Date being 3.5 per cent per annum until and including the Final Maturity Date, which amount is to be calculated on the basis of the Fixed Rate Day Count Fraction.

“Dutch State Fixed Rate Note Interest Calculation Period” means each successive monthly interest period commencing on (and including) a Dutch State Fixed Rate Note Interest Payment Date and ending on (but excluding) the next succeeding Dutch State Fixed Rate Note Interest Payment Date , except for the first Dutch State Fixed Rate Note Interest Calculation Period which will commence on (and include) [the Issue Date and end on (but exclude) the Dutch State Fixed Rate Note Interest Payment Date falling in March 2012]/[[insert preceding interest payment date] and end on (but exclude) the Dutch State Fixed Rate Note Interest Payment Date falling in [insert next interest payment date]];

“Dutch State Fixed Rate Note Interest Payment Date” means the 12th calendar day in each month or the first Business Day falling after such date if such date is not a Business Date until the Final Maturity Date;

“Dutch State Fixed Rate Notes” means the U.S.$[            ] fixed rate registered notes due [to be completed for each Class/Series], and such expression includes, where appropriate, any Global Note Certificates evidencing Dutch State Fixed Rate Notes;

“Final Maturity Date” means [to be completed for each Class/Series];

“Fiscal Agent” means the fiscal agent or its successor or successors for the time being appointed under the Agency Agreement;

“Fixed Rate Day Count Fraction” means a 360-day year consisting of twelve (12) 30-day months;

“Issue Date” means [            ];

“Issuer” means the State of The Netherlands;

“New York Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in New York;

“Noteholder” means except as ordered by a court of competent jurisdiction or as required by Dutch law, the person in whose name an Dutch State Fixed Rate Note is registered in the register that the Issuer will procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement;

“Paying Agents” means the agents or their successors for the time being appointed under the Agency Agreement and such term shall unless the context otherwise requires, include the Fiscal Agent;

“Principal Amount Outstanding” means until the Final Maturity Date, the principal amount outstanding under the Dutch State Fixed Rate Note at its Issue Date;

“Record Date” means the date falling 15 days prior to the due date for the payment of interest;

“Registrar” means the registrar or its successor or successors for the time being appointed under the Agency Agreement;

“TARGET2 Settlement Day” means a day on which the TARGET2 System is open;

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007 or any successor thereof;

“Transfer Agent” means the transfer agent or its successor or successors for the time being appointed under the Agency Agreement.

PART 2

TERMS AND CONDITIONS OF THE DUTCH STATE FLOATING RATE NOTES

The following are the terms and conditions (the “Conditions”) of the Dutch State Floating Rate Notes substantially in the form in which they will be endorsed on the Note Certificates evidencing the Dutch State Floating Rate Notes. The Conditions applicable to any Dutch State Floating Rate Note evidenced by a Global Note Certificate will differ from those set out below to the extent detailed in the Global Note Certificates. Defined terms used herein but not defined shall have the meaning ascribed to it in Condition 12.

The U.S.$[            ] Dutch State Floating Rate Notes due [to be completed for each Class/Series] (the “Dutch State Floating Rate Notes”), issued by the State of The Netherlands (the “Issuer”), acting through the Dutch State Treasury Agency [will be consolidated and form a single series with the U.S.$500,000,000 Dutch State Floating Rate Notes due [to be completed for each Class/Series]] are issued subject to and with the benefit of a fiscal agency agreement dated 16 February 2012[, as amended and restated on [            ]] (the “Agency Agreement”) made between the Issuer and Citibank N.A., London Branch, as fiscal agent (the “Fiscal Agent”, which expression includes any successor Fiscal Agent, and together with any other paying agents appointed pursuant to the Agency Agreement or any successor thereto, the “Paying Agents”), as transfer agent (together with any other transfer agents appointed pursuant to the Agency Agreement or any successor thereto, the “Transfer Agents”) and as registrar (the “Registrar”, which expression includes any successor registrar appointed pursuant to the Agency Agreement). A copy of the Agency Agreement is available for inspection at the specified offices of the Paying Agents.

1.	Form and Denomination

The Dutch State Floating Rate Notes are in registered form and in the denomination of U.S.$1,000,000 each, without interest coupons attached. A note certificate (each a Certificate) will be issued to each Noteholder in respect of its registered holding of Notes. Each Certificate will be numbered serially with an identifying number which will be recorded on the relevant Certificate and in the register of Noteholders which the Issuer will procure to be kept by the Registrar.

2.	Status

The Dutch State Floating Rate Notes constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other present and future unsecured and unsubordinated financial obligations of the Issuer.

3.	Interest

Interest on the Dutch State Floating Rate Notes shall be payable by reference to successive interest periods (each a Dutch State Floating Rate Note Interest Calculation Period) and will be payable in arrear in US Dollars in respect of the Principal Amount Outstanding. Each successive Dutch State Floating Rate Note Interest Calculation Period will commence on (and include) a Dutch State Floating Rate Note Interest Payment Date and end on (but exclude) the next succeeding Dutch State Floating Rate Note Interest Payment Date, except for the first Dutch State Floating Rate Note Interest Calculation Period which will commence on (and include) [the Issue Date and end on (but exclude) the Dutch State Floating Rate Note Interest Payment Date falling in March 2012]/[[insert preceding interest payment date] and end on (but excludes) the Dutch State Floating Rate Note Interest Payment Date falling in [insert next interest payment date]].

Interest on the Dutch State Floating Rate Notes for each Dutch State Floating Rate Note Interest Calculation Period up to (but excluding the Final Maturity Date) will accrue at an annual rate equal to USD-LIBOR-BBA for one month deposits plus a margin of 0.50% per annum, calculated over the relevant Dutch State Floating Rate Note Interest Calculation Period on the basis of the Floating Rate Day Count Fraction (the Dutch State Floating Rate Note Interest Amount).

If the Issuer fails to redeem the Dutch State Floating Rate Notes on the due date for redemption, interest on the Dutch State Floating Rate Notes will, subject to the provisions on business days in Condition 5, continue to accrue beyond the due date for redemption until the date on which all sums due in respect of the Dutch State Floating Rate Notes have been paid.

4.	Redemption and Purchase

The Dutch State Floating Rate Notes will be redeemed at their principal amount on the Final Maturity Date. Neither the Issuer nor any Noteholder will be entitled to redemption of the Dutch State Floating Rate Notes prior to the Final Maturity Date, under any circumstance.

5.	Payments

Payments of principal and interest in respect of the Dutch State Floating Rate Notes on the due date will be made to the person and registered account shown on the Register on the Record Date and, in the case of principal, against presentation and surrender of the Certificate(s) (as defined in condition 8) evidencing the relevant Dutch State Floating Rate Notes at the specified office of any of the Paying Agents or of the Registrar. Payments will be made in United States dollars by transfer to a United States dollar account maintained by the payee with a bank in the United States as appearing in the Register.

If any due date for the payment of principal or interest in respect of any Dutch State Floating Rate Note is not a Business Day such payment will not be made until the next day which is a Business Day, and no further interest will be paid in respect of the delay in such payment.

6.	Taxation

No deduction or withholding in respect of payments of principal and interest on the Dutch State Floating Rate Notes will be made on account of present or future taxes or other duties, unless such deduction or withholding is required by Dutch law in which case Noteholders will not be entitled to receive grossed-up amounts to compensate for any such tax, duty, withholding or other payment.

7.	Limited remedies

If the Issuer defaults (i) for a period of seven days or more in the payment on the due date of any principal amount due on the Dutch State Floating Rate Notes or (ii) for a period of 15 days or more in the payment on the due date of any interest amount due on the Dutch State Floating Rate Notes, and such default is continuing, then each Noteholder shall be entitled to call for immediate payment of, in the case of (i), the relevant principal amount due or, in the case of (ii), the relevant interest amount due, together with interest accrued to the date of payment by giving notice to the Issuer together with such supporting documentation evidencing the right to payment as the Issuer may reasonably require. For the avoidance of doubt, if the Issuer defaults in the payment on the due date or at any time thereafter of any interest amount due on the Dutch State Floating Rate Notes, the sole remedy available to Noteholders is to claim specific performance as set out under (ii), and no Noteholder shall be entitled to call its Dutch State Floating Rate Notes for repayment or redemption or pursue any other remedy that might lead to repayment or redemption of the Dutch State Floating Rate Notes prior to their stated maturity.

8.	Title, Registration and Transfers

Title to the Dutch State Floating Rate Notes will pass by registration in the register that the Issuer will procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement

(the “Register”) and execution of a transfer certificate (which constitutes notice (mededeling) of transfer to the Issuer). Except as ordered by a court of competent jurisdiction or as required by Dutch law, the person in whose name a Dutch State Floating Rate Note is registered (the “Noteholder”) will be deemed to be and may be treated as its absolute owner for all purposes, whether or not it is overdue and regardless of any notice of ownership, trust or an interest in it, any writing on it, or on the Certificate evidencing it, or its theft or loss, or that of the related Certificate, and no person shall be liable for so treating the Noteholder.

Dutch State Floating Rate Notes may be transferred upon the surrender, at the specified office of the Registrar or any Transfer Agent (as defined in Condition 9), of the Certificate evidencing such Dutch State Floating Rate Notes to be transferred, together with the form of transfer endorsed on such Certificate, or another form of transfer substantially in the same form and containing the same representations and certifications, if any, unless otherwise agreed by the Issuer, duly completed and executed and any other evidence as the Registrar or relevant Transfer Agent may reasonably require. All transfers of Dutch State Floating Rate Notes and entries on the Register will be made subject to the detailed regulations concerning transfers of Dutch State Floating Rate Notes described in the Agency Agreement.

Each new Certificate to be issued pursuant to these Conditions will be available for delivery within five business days of receipt of the form of transfer endorsed on the Certificate and surrender of the Certificate for exchange. Delivery of the new Certificate(s) shall be made at the specified office of the Registrar or relevant Transfer Agent, as the case may be, to whom delivery or surrender of such request for exchange, form of transfer or Certificate shall have been made or, at the option of the Noteholder making such delivery or surrender as aforesaid and as specified in the relevant request for exchange, form of transfer or otherwise in writing, be mailed by uninsured post at the risk of the Noteholder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Paying Agent, Transfer Agent or Registrar, as the case may be, the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 8, “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the Registrar or the relevant Transfer Agent, as the case may be.

In the case of a transfer of part only of a holding of Dutch State Floating Rate Notes evidenced by one Certificate, a new Certificate shall be issued to the transferee in respect of the part transferred and a further new Certificate in respect of the balance of the holding not transferred shall be issued to the transferor

Transfer of Dutch State Floating Rate Notes and Certificates on registration of transfer shall be effected without charge by or on behalf of the Issuer, the Registrar or the relevant Transfer Agent, but upon payment of any tax or other governmental charges that may be imposed in relation to it, or the giving of such indemnity as the Registrar or the relevant Transfer Agent may require.

No Noteholder may require the transfer of an Dutch State Floating Rate Note (i) during the period of 15 days ending on the due date for the payment of interest on or redemption of that Dutch State Floating Rate Note or (ii) after any such Dutch State Floating Rate Note has been called for redemption under Condition 7.

9.	Agency Agreement

Noteholders are deemed to have notice of and are bound by the provisions of the Agency Agreement.

The Issuer reserves the right to vary or terminate the appointment of the Paying Agents, Transfer Agents or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Paying Agent, Transfer Agent and Registrar.

10.	Prescription

Claims against the Issuer for payment in respect of the Dutch State Floating Rate Notes will be prescribed and become void unless made within 5 years from the date the relevant payment first became due.

11.	Governing Law and Jurisdiction

The Dutch State Floating Rate Notes and any non-contractual obligations arising out of or in connection with them are governed by, and will be construed in accordance with, Dutch law.

The competent court in The Netherlands (excluding any arbitral tribunal or court arising under any relevant (bilateral) investment treaty or friendship treaty entered into by the Issuer) is to have exclusive jurisdiction to settle any disputes that may arise out of or in connection with any Dutch State Floating Rate Note and accordingly any legal action or proceeding arising out of or in connection with any Dutch State Floating Rate Notes may be brought in such courts.

12.	Definitions

In these Conditions:

“Agency Agreement” means the fiscal agency agreement dated 16 February 2012 [as amended and restated on [            ]]made between the Issuer and Citibank N.A., London Branch, as Fiscal Agent, Transfer Agent and Registrar;

“Business Day” means a day that is a New York Business Day, a Dutch Business Day and TARGET2 Settlement Day;

“Certificate” means a certificate evidencing one or more Dutch State Floating Rate Notes;

“Conditions” means these Terms and Conditions;

“Dutch Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for general business in Amsterdam;

“Dutch State Floating Rate Note Interest Amount” means in respect of each Dutch State Floating Rate Note, the interest payable on the relevant Dutch State Floating Rate Note Interest Payment Date equal to an annual rate equal to USD-LIBOR-BBA for one month deposits plus a margin of 0.50% per annum, calculated over the relevant Dutch State Floating Rate Note Interest Calculation Period on the basis of the Floating Rate Day Count Fraction;

“Dutch State Floating Rate Note Interest Calculation Period” means each successive interest period commencing on (and including) a Dutch State Floating Rate Note Interest Payment Date and ending on (but excluding) the next succeeding Dutch State Floating Rate Note Interest Payment Date, except for the first Dutch State Floating Rate Note Interest Calculation Period which will commence on (and include) the Issue Date and end on (but exclude) the Dutch State Floating Rate Note Interest Payment Date falling in March 2012;

“Dutch State Floating Rate Note Interest Payment Date” means the 12th calendar day in each month or the first Business Day falling after such date if such date is not a Business Day until the Final Maturity Date.

“Dutch State Floating Rate Notes” means the U.S.$[            ] Dutch State Floating Rate Notes due [to be completed for each Class/Series] and such expression includes, where appropriate, any Global Note Certificates evidencing Dutch State Floating Rate Notes;

“Final Maturity Date” means [to be completed for each Class/Series];

“Fiscal Agent” means the fiscal agent or its successor or successors for the time being appointed under the Agency Agreement;

“Floating Rate Day Count Fraction” means the actual number of days in the Dutch State Floating Rate Note Interest Calculation Period divided by 360;

“Issue Date” means [            ];

“Issuer” means the State of The Netherlands;

“London Banking Day” means a day other than a Saturday or Sunday on which banks are open for general business in London.

“New York Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in New York;

“Noteholder” means except as ordered by a court of competent jurisdiction or as required by Dutch law, the person in whose name a Dutch State Floating Rate Note is registered in the register that the Issuer will procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement;

“Paying Agents” means the agents or their successors for the time being appointed under the Agency Agreement and such term shall unless the context otherwise requires, include the Fiscal Agent;

“Principal Amount Outstanding” means until the Final Maturity Date, the principal amount outstanding under the Dutch State Floating Rate Note at its Issue Date;

“Record Date” means the date falling 15 days prior to the due date for the payment of interest;

“Reference Agent” means Citibank N.A, London branch;

“Registrar” means the registrar or its successor or successors for the time being appointed under the Agency Agreement;

“TARGET2 Settlement Day” means a day on which the TARGET2 System is open;

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007 or any successor thereof;

“Transfer Agent” means the transfer agent or its successor or successors for the time being appointed under the Agency Agreement.

“USD-LIBOR-BBA” means, in respect of a Dutch State Floating Rate Note Interest Calculation Period, the rate regarding the applicable Dutch State Floating Rate Note(s) which will be the rates for one month deposits in U.S. Dollars on the Bloomberg Field (FEDL01) as of 11:00 AM London Time on the day that is two London Banking Days preceding such Dutch State Floating Rate Note Interest Calculation Period. If such rate does not appear on the Bloomberg Field (FEDL01) the rate shall be determined by the Reference Agent.

SCHEDULE 6

OVERVIEW OF FINAL MATURITY DATES AND PRINCIPAL AMOUNTS OF EACH SERIES OF BONDS

PART 1

Original IABF Fixed Rate Bonds and Further Issue IABF Fixed Rate Bonds

Original IABF Fixed Rate Bonds	notional at the issue date of the Original IABF Fixed Rate Bonds	Further Issue IABF Fixed Rate Bonds	notional at the issue date of the Further Issue IABF Fixed Rate Bonds	Maturity date

XS0744762955	$500,000,000	$100,000,000	$600,000,000	12-Dec-12
XS0744763417	$500,000,000	$0	$500,000,000	12-May-13
XS0744763680	$500,000,000	$100,000,000	$600,000,000	12-Dec-13
XS0744763920	$500,000,000	$100,000,000	$600,000,000	12-Jul-14
XS0744764142	$500,000,000	$0	$500,000,000	12-Nov-15
XS0744764571	$500,000,000	$100,000,000	$600,000,000	12-Nov-17

PART 2

Original IABF Floating Rate Bonds and Further Issue IABF Floating Rate Bonds

Original IABF Floating Rate Bonds	notional at the issue date of the Original IABF Floating Rate Bonds	Further Issue IABF Floating Rate Bonds	notional at the issue date of the Further Issue IABF Floating Rate Bonds	Maturity date

XS0744767590	$500,000,000	$200,000,000	$700,000,000	12-Feb-13
XS0744770545	$500,000,000	$200,000,000	$700,000,000	12-Aug-13
XS0744770891	$500,000,000	$0	$500,000,000	12-May-14
XS0744770974	$500,000,000	$200,000,000	$700,000,000	12-Jan-15
XS0744771196	$500,000,000	$200,000,000	$700,000,000	12-Feb-16
XS0744771352	$500,000,000	$100,000,000	$600,000,000	12-Jul-17
XS0744771519	$500,000,000	$200,000,000	$700,000,000	12-Dec-18
XS0744771600	$500,000,000	$100,000,000	$600,000,000	12-Mar-21
XS0744771782	$500,000,000	$0	$500,000,000	12-Jul-26

SCHEDULE 7

CONDITIONS TO OPERATIONAL CHANGES

1.	ING Parties have requested that the servicing of the Securities shall be transferred from ING Direct FSB to ING Investment Management Co., a Connecticut Corporation (IIM)

The State agrees to such transfer, subject to the following conditions:

(a)	Such transfer shall not affect any of the State’s rights and entitlements in respect of the Securities;

(b)	The Investment Management Agreement concluded by ING Bank with IIM (the IMA) shall contain a clause to the effect that if and when IIM will no longer be a wholly owned subsidiary of ING Groep, ING Bank may request that the IMA is terminated and that the servicing of the Securities is transferred to another entity that (i) is a wholly owned subsidiary of ING Group and (ii) in the reasonable opinion of the State has the required expertise and capability to perform the servicing in question. ING Groep shall timely inform the State in advance of the relevant transaction involving the divestment of IIM. If the above mentioned request is made by the State, ING Groep shall ensure that such transfer will be made prior to the date upon which IIM is no longer a wholly owned subsidiary of ING Groep. If and when IIM will no longer be a wholly owned subsidiary of ING Groep, ING Bank will at the request of the State, terminate the IMA and transfer the servicing of the Securities to another entity.

(c)	The IMA may not contain any provisions that are inconsistent with this Agreement or the Security Documents, and the IMA shall not in the future be amended without the prior written consent of the State if such amendment will or may affect any of the rights and interests of the State in the Securities or any of the rights of the State under or in connection with this Agreement or any other Transaction Document.

2.	ING Parties and ING Support Holding have requested that the servicing of securities held by ING Direct Bancorp and the other US Companies shall also be transferred from ING Direct FSB to IIM.

The State agrees to such transfer, subject to the same conditions as set out in paragraph 1 above.

3.	ING Parties have requested that the Securities are held in a securities account with Bank of New York Mellon (BONY) in New York, such account to be in the name of ING Bank under the terms of a custody agreement (the Custody Agreement) to be concluded between ING Bank and BONY.

The State agrees to such arrangement, subject to the following conditions:

(a)	Such transfer shall not affect any of the State’s rights and entitlements in respect of the Securities;

(b)

The Custody Agreement may not contain any provisions that are inconsistent with this Agreement or the Security Documents, and the Custody Agreement shall not in the future be amended without the prior written consent of ING Bank if such amendment will or may affect any of the rights and interests of the State in the Securities or any of the rights of the State under or in connection with this Agreement or any other Transaction Document. ING Bank may not amend the Custody Agreement without the prior written consent of the State if such amendment will or may, in the opinion of the State, affect any of the rights and interests of the State in the Securities or any of the rights of the State under or in connection with this Agreement or any other Transaction Document.

(c)	The Account Control Agreements shall be made to contain a clause to the effect that BONY recognises and confirms the first ranking security rights of the State in respect of the Securities under the US Security Agreement, and agrees that it shall not exercise any rights under the relevant Account Control Agreement or take any other action under or in connection with the relevant Account Control Agreement that may restrict or hinder or delay the exercise by the State of any of the State’s rights under the US Security Agreement.

4.	Further Conditions

In connection with all matters referred to in this Appendix, ING Bank agrees as follows:

The transfer of and changes in processes as referred to in this Appendix, including without limitation the transfer of the Securities, the change of custodian and the transfer of the servicing of the Securities (collectively the Operational Changes) may lead to operational or other risks for the State and in connection therewith:

(a)	ING Bank will ensure that the Operational Changes will be conducted prudently and diligently and will procure that, prior to carrying through such Operational Changes, an appropriate risk analysis in respect of such Operational Changes will be carried out.

(b)	On the basis of such risk analysis, ING Bank will ensure that where necessary additional safeguards will be put into place to mitigate the risks to which the State may be exposed in relation to such Operational Changes.

(c)	ING Bank will ensure that the relevant processes will be adequately documented in the AOIC (Administrative Organisation and Internal Controls) of the relevant ING entities concerned. This includes adjustment of processes, administration, PCDM and key controls. ING Bank will ensure that a protocol regarding the Operational Changes is produced that correctly covers the AOIC aspects of such Operational Changes and that it is determined, as at the time Operational Changes are carried through, that the terms and safeguards of that protocol are in place.

(d)	ING Bank will ensure that going forward the AOIC remain in place with respect to all aspects of the Operational Changes.

SCHEDULE 8

CALCULATION OF EXCESS FUNDING BENEFIT AMOUNT AS SET OUT IN CLAUSE 15.1(B)

Capitalised terms used but not defined have the meaning set out in the IABF FSB Agreement.

Each time ING Bank or an affiliate (ING) enters into a Financing Arrangement (which term for the purposes hereof includes any similar funding transaction approved by the State) using a Registered Bond as collateral, ING Bank shall, in order to determine the Excess Funding Benefit Amount, follow the following principles:

1.	Comparison with cost of funding of unsecured USD funding (“USD-tickets”)

1.1	First, the US LIBOR rate applicable to the relevant Financing Arrangement will be determined, (if necessary using linear interpolation, if such Financing Arrangement has a tenor other than a published tenor), such US LIBOR rate plus the spread thereover is hereinafter defined as the Secured Funding Rate.

1.2	Subsequently, the Unsecured Funding Rate will be calculated by determining the US LIBOR rate applicable to each of the two eligible USD-tickets (if necessary using linear interpolation, if such USD-ticket has a tenor other than a published tenor) plus the spread thereover, whereafter the Unsecured Funding Rate for the tenor of the relevant Financing Arrangement is determined by linear interpolation of the unsecured funding rate of the two USD-tickets.

1.3	A USD-ticket is eligible if

(a)	the trade date of a selected USD ticket is in a period starting (and including) ten business days prior to the trade date of the Financing Arrangement and ending (and including) ten business days after such trade date (where in this Schedule a business day is a day (other than a Saturday or Sunday) on which banks are open for general business in Amsterdam, London and New York); and

(b)	the size of a selected USD ticket closely resembles the size of the Financing Arrangement, which is the case, if the initial cash amount of a USD ticket does not deviate more than 25% from the initial cash amount of the Financing Arrangement, or if, in case the initial cash amount of the Financing Arrangement is equal to or more than USD 150 million, the initial cash amount of the USD ticket is also more than USD 150 million; and

(c)	the tenor of a selected USD ticket may not deviate more than 30 days from the tenor of the relevant Financing Arrangement and the tenor of one USD ticket must be shorter than the tenor of the relevant Financing Arrangement and the tenor of the other USD ticket must be longer than the tenor of the relevant Financing Arrangement; and

(d)	if in between the trade date of a USD ticket and the trade date of the relevant Financing Arrangement or in between the trade date of the relevant Financing Arrangement and the trade date of a USD ticket (i) a mutation in the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations of ING Bank N.V. or its successor, or (ii) a publication of financial statements affecting the creditworthiness of ING Bank N.V., has occurred, then such ticket will not be eligible for determining the costs of unsecured funding, unless such occurrence increases or should increase the Transaction Funding Benefit; and

(e)	overriding principle: notwithstanding any other provisions in this Schedule, if a USD ticket complies with the parameters sub (a) and (b) of this paragraph and has a tenor that is equal to the tenor of the relevant Financing Arrangement, then no linear interpolation is required and the Unsecured Funding Rate may be determined on the basis of that USD-ticket alone.

2.	Comparison with cost of funding of EUR funding (“EUR tickets”)

If no or only one USD-ticket is eligible, then instead of a USD-ticket a EUR-ticket may be used, provided that it complies with the eligibility criteria of A (3) and this EUR-ticket is converted in a synthetic USD-ticket by means of a EUR/USD basis swap, the costs of which are based on a quote given by ICAP therefore at the joint request of the State and ING.

3.	Appointment of third party

If neither procedure A nor B renders sufficient tickets to determine a Transaction Funding Benefit in respect of the relevant Financing Arrangement, the State and ING Bank will jointly appoint an independent third party expert (not being an affiliate of any of the parties) to determine the Transaction Funding Benefit (as defined below) as it may deem commercially reasonable. The determination by such third party expert shall be binding on the parties.

4.	Determining Excess Funding Benefit Amount

The Excess Funding Benefit Amount payable in respect of an annual period as referred to in Clause 15.1(b) of the Agreement will be the sum of all Transaction Funding Benefits in respect of such annual period minus the amounts received by the State pursuant to Clause 15.1(a) of the Agreement in respect of such annual period.

A Transaction Funding Benefit means in respect of a Financing Arrangement, an amount equal to either (a) (the difference between the Unsecured Funding Rate and the Secured Funding Rate) multiplied by the initial cash amount of the relevant Financing Arrangement, calculated over the tenor of the relevant Financing Arrangement, on the basis of the day count fraction applicable to the relevant Financing Arrangement, or (b) the amount determined by the third party expert pursuant to (c), minus upfront fees as referred to in the respective transaction confirmation (i.e. in case of repurchase agreements, the repo confirmation), provided always that, to the extent the tenor extends over more than one annual calculation period as set out in Clause 15.1(b) of the Agreement, the Transaction Funding Benefit will be allocated to each such period on a pro rata basis, based on the number of days in which the Financing Arrangement is outstanding in each of such annual calculation periods, and further only to the extent that the amount resulting from the total calculation in this paragraph is larger than zero.

5.	Periodic reporting

ING will report on a quarterly basis to the Dutch State the aggregate Transaction Funding Benefits.

SIGNATORIES

ING GROEP N.V.

By:

Title:

By:

Title:

ING BANK N.V.

By:

Title:

By:

Title:

THE STATE OF THE NETHERLANDS

By:

Title: